POOLING AND SERVICING AGREEMENT


                                   Relating to


                         ACCREDITED MORTGAGE LOAN TRUST

                                     1996-1


                                      Among


                          ACCREDITED HOME LENDERS, INC.
                         as Sponsor and Master Servicer


                                       and


                             BANKERS TRUST COMPANY,
                                   as Trustee


                          Dated as of September 1, 1996

                                TABLE OF CONTENTS
                         (Not a Part of this Agreement)

                                                                            Page

Parties.....................................................................  1
Recitals....................................................................  1

ARTICLE I

            DEFINITIONS; RULES OF CONSTRUCTION..............................  2
      1.1. Definitions......................................................  2
            Accepted Servicing Practices....................................  2
            Account.........................................................  2
            Accrual Period..................................................  2
            Agreement.......................................................  2
            Appraised Value.................................................  2
            Authorized Officer..............................................  2
            Available Funds.................................................  2
            Balloon Loan....................................................  3
            Business Day....................................................  3
            Certificate.....................................................  3
            Certificate Insurance Policy....................................  3
            Certificate Insurer.............................................  3
            Certificate Insurer Default.....................................  3
            Certificate Insurer Premium Rate................................  4
            Certificate Principal Balance...................................  4
            Civil Relief Act................................................  4
            Civil Relief Act Interest Shortfall.............................  4
            Class...........................................................  4
            Class A Certificate.............................................  4
            Class A Certificate Principal Balance...........................  4
            Class A Distribution Account....................................  5
            Class A-1 Certificate...........................................  5
            Class A-1 Distribution Account..................................  5
            Class A-1 Insured Distribution Amount...........................  5
            Class A-1 Pass-Through Rate.....................................  5
            Class A-2 Available Funds Pass-Through
               Rate.........................................................  5
            Class A-2 Certificate...........................................  5
            Class A-2 Distribution Account..................................  6
            Class A-2 Formula Pass-Through Rate.............................  6
            Class A-2 Full Interest Distribution
               Amount.......................................................  6
            Class A-2 Insured Distribution Amount...........................  6
            Class BI-S Certificate..........................................  6
            Class BII-S Certificate.........................................  6
            Class R Certificate.............................................  7
            Class RS Certificate............................................  7
            Clean-Up Call Date..............................................  7
            Code............................................................  7
            Collection Account..............................................  7
            Combined Loan-to-Value Ratio....................................  7


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            Compensating Interest...........................................  7
            Coupon Rate.....................................................  7
            Cumulative Loss Percentage......................................  7
            Cumulative Realized Losses......................................  8
            Cut-Off Date....................................................  8
            Debt Service Reduction..........................................  8
            Deficient Valuation.............................................  8
            Delinquency Advance.............................................  8
            Delinquency Percentage..........................................  8
            Delinquent......................................................  8
            Delivery Order..................................................  8
            Depository......................................................  8
            Designated Depository Institution...............................  9
            Designated Residual Holder......................................  9
            Determination Date..............................................  9
            Direct Participant" or "DTC Participant.........................  9
            Disqualified Organization.......................................  9
            Distribution Account............................................ 10
            Distribution Date............................................... 10
            Document Delivery Requirements.................................. 10
            Eligible Investments............................................ 10
            Excess Spread Rate.............................................. 10
            Excess Spread Trigger........................................... 10
            Excess Subordinated Amount...................................... 10
            Event of Default................................................ 10
            FDIC............................................................ 10
            Final Determination............................................. 10
            First Mortgage Loan............................................. 11
            Fiscal Agent.................................................... 11
            FNMA............................................................ 11
            Freddie Mac..................................................... 11
            Group" or "Mortgage Loan Group.................................. 11
            Group I Specified Subordinated Amount........................... 11
            Group I Stepped Down Required
               Subordinated Percentage...................................... 11
            Group II........................................................ 12
            Group II Adjusted Pass-Through Rate............................. 12
            Group II Specified Subordinated Amount.......................... 12
            Group II Stepped Down Required
               Subordinated Percentage...................................... 12
            Indemnification Agreement....................................... 13
            Indirect Participant............................................ 13
            Initial Premiums................................................ 13
            Insurance Agreement............................................. 13
            Insurance Policy................................................ 13
            Insurance Proceeds.............................................. 13
            Insured Payment................................................. 13
            Insured Principal Distribution Amount........................... 13
            Interest Determination Date..................................... 14
            Interest Distribution Amount.................................... 14


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                                                                            Page

            Interest Remittance Amount...................................... 14
            Interest Remittance Period...................................... 14
            Late Payment Rate............................................... 14
            LIBOR........................................................... 14
            Liquidation Expenses............................................ 15
            Liquidated Loan................................................. 15
            Liquidation Proceeds............................................ 15
            Loan Balance.................................................... 15
            Loan Purchase Price............................................. 15
            London Business Day............................................. 16
            Master Servicer................................................. 16
            Master Servicer's Trust Receipt................................. 16
            Master Servicing Fee............................................ 16
            Monthly Remittance Amount....................................... 16
            Moody's......................................................... 16
            Mortgage........................................................ 16
            Mortgage File................................................... 16
            Mortgage Loans.................................................. 17
            Mortgagor....................................................... 17
            Net Liquidation Proceeds........................................ 17
            Nonrecoverable Advances......................................... 17
            Note............................................................ 17
            Officer's Certificate........................................... 17
            Operative Documents............................................. 18
            Opinion of Counsel.............................................. 18
            Original Aggregate Loan Balance................................. 18
            Original Certificate Principal Balance.......................... 18
            Original Principal Amount....................................... 18
            Originator...................................................... 18
            Outstanding..................................................... 18
            Owner........................................................... 19
            Pass-Through Rate............................................... 19
            Percentage Interest............................................. 19
            Person.......................................................... 19
            Pool Principal Balance.......................................... 19
            Preference Amount............................................... 19
            Premium Amount.................................................. 19
            Prepaid Installment............................................. 20
            Prepayment...................................................... 20
            Prepayment Interest Shortfall................................... 20
            Preservation Expenses........................................... 20
            Principal Distribution Amount................................... 20
            Principal Prepayment in Full.................................... 20
            Principal Remittance Amount..................................... 20
            Prohibited Transaction.......................................... 21
            Property........................................................ 21
            Purchase Option Period.......................................... 21
            Qualified Liquidation........................................... 21
            Qualified Mortgage.............................................. 21
            Qualified Replacement Mortgage.................................. 21


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                                                                            Page

            Rating Agency"  or "Rating Agencies............................. 22
            Realized Loss................................................... 22
            Record Date..................................................... 22
            Reference Banks................................................. 22
            Register........................................................ 22
            Registrar....................................................... 23
            Registration Statement.......................................... 23
            Reimbursement Amount............................................ 23
            Released Property Proceeds...................................... 23
            REMIC........................................................... 23
            REMIC Provisions................................................ 23
            REMIC Trust..................................................... 23
            Remittance Date................................................. 23
            Remittance Period............................................... 23
            REO Property.................................................... 24
            Replacement Cut-Off Date........................................ 24
            Representation Letter........................................... 24
            Reserve Interest Rate........................................... 24
            Residual Certificate............................................ 24
            Responsible Officer............................................. 24
            Rolling Delinquency Percentage.................................. 24
            Rolling Loss Percentage......................................... 24
            Schedules of Mortgage Loans..................................... 25
            Second Mortgage Loan............................................ 25
            Securities Act.................................................. 25
            Senior Lien..................................................... 25
            Servicing Advance............................................... 25
            Shortfall Amount................................................ 25
            Specified Subordinated Amount................................... 25
            Sponsor......................................................... 25
            Standard & Poor's............................................... 26
            Startup Day..................................................... 26
            Step-Down Cumulative Loss Test.................................. 26
            Step-Down Rolling Delinquency Test.............................. 26
            Step-Down Rolling Loss Test..................................... 26
            Step-Down Trigger............................................... 26
            Step-Up Cumulative Loss Test.................................... 26
            Step-up Distribution Date....................................... 26
            Step-Up Rolling Delinquency Test................................ 26
            Step-Up Rolling Loss Test....................................... 27
            Step-Up Trigger................................................. 27
            Subordinated Amount............................................. 27
            Subordination Deficiency Amount................................. 27
            Subordination Deficit........................................... 27
            Subordination Increase Amount................................... 27
            Subordination Reduction Amount.................................. 28
            Substitution Amount............................................. 28
            Subservicer..................................................... 28
            Subservicing Agreement.......................................... 28
            Supplemental Interest Payment Account........................... 28


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                                                                            Page

            Supplemental Interest Payment Amount
               Available.................................................... 28
            Supplemental Interest Trust..................................... 28
            Tax Matters Person.............................................. 28
            Termination Notice.............................................. 28
            Termination Price............................................... 28
            Total Available Funds........................................... 28
            Total Monthly Excess Spread..................................... 29
            Transaction Documents........................................... 29
            Trust........................................................... 29
            Trust Estate.................................................... 29
            Trustee......................................................... 29
            Trustee's Fees.................................................. 29
            Underwriter..................................................... 29
      1.2.  Use of Words and Phrases........................................ 29
      1.3.  Captions; Table of Contents..................................... 30
      1.4.  Opinions........................................................ 30

ARTICLE II

               ESTABLISHMENT AND ORGANIZATION OF THE TRUST.................. 30
      2.1.  Establishment of the Trust...................................... 30
      2.2.  Office.......................................................... 30
      2.3.  Purposes and Powers............................................. 30
      2.4.  Appointment of the Trustee; Declaration of
                 Trust...................................................... 31
      2.5.  Expenses of the Trust........................................... 31
      2.6.  Ownership of the Trust.......................................... 31
      2.7.  Situs of the Trust.............................................. 31
      2.8.  Miscellaneous REMIC Provisions.................................. 31

ARTICLE III

                REPRESENTATIONS, WARRANTIES AND COVENANTS
                 OF THE SPONSOR AND THE MASTER SERVICER;
              COVENANT OF SPONSOR TO CONVEY MORTGAGE LOANS.................. 32
      3.1.  Representations and Warranties of the
                 Sponsor.................................................... 32
      3.2.  Representations and Warranties of the Master
                 Servicer................................................... 34
      3.3.  Representations and Warranties of the
                 Sponsor with Respect to the Mortgage
                 Loans...................................................... 38
      3.4.  Covenants of Sponsor to Take Certain Actions
                 with Respect to the Mortgage Loans In
                 Certain Situations......................................... 45
      3.5.  Conveyance of the Mortgage Loans................................ 47
      3.6.  Acceptance by Trustee; Certain Substitutions
                 of Mortgage Loans; Certification by
                 Trustee.................................................... 49


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                                                                            Page


      3.7.  Cooperation Procedures........................................... 51

ARTICLE IV

                    ISSUANCE AND SALE OF CERTIFICATES........................ 51
      4.1.  Issuance of Certificates......................................... 51
      4.2.  Sale of Certificates............................................. 51

ARTICLE V

                 CERTIFICATES AND TRANSFER OF INTERESTS...................... 51
      5.1.  Terms............................................................ 51
      5.2.  Forms............................................................ 52
      5.3.  Execution, Authentication and Delivery........................... 52
      5.4.  Registration and Transfer of Certificates........................ 53
      5.5.  Mutilated, Destroyed, Lost or Stolen
                 Certificates................................................ 55
      5.6.  Persons Deemed Owners............................................ 56
      5.7.  Cancellation..................................................... 56
      5.8.  Limitation on Transfer of Ownership Rights....................... 56
      5.9.  Assignment of Rights............................................. 57

ARTICLE VI

                                COVENANTS.................................... 58
      6.1.  Distributions.................................................... 58
      6.2.  Money for Distributions to be Held in Trust;
                 Withholding................................................. 58
      6.3.  Protection of Trust Estate....................................... 59
      6.4.  Performance of Obligations....................................... 60
      6.5.  Negative Covenants............................................... 60
      6.6.  No Other Powers.................................................. 61
      6.7.  Limitation of Suits.............................................. 61
      6.8.  Unconditional Rights of Owners to Receive
                 Distributions............................................... 62
      6.9.  Rights and Remedies Cumulative................................... 62
      6.10.  Delay or Omission Not Waiver.................................... 62
      6.11.  Control by Owners............................................... 62

ARTICLE VII

                  ACCOUNTS, DISBURSEMENTS AND RELEASES....................... 63
      7.1.  Collection of Money.............................................. 63
      7.2.  Establishment of Accounts........................................ 63
      7.3.  The Certificate Insurance Policy................................. 63
      7.4.  RESERVED......................................................... 65
      7.5.  Flow of Funds.................................................... 65
      7.6.  Investment of Accounts........................................... 67
      7.7.  Eligible Investments............................................. 68
      7.8.  Reports by Trustee............................................... 69


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                                                                            Page

      7.9.  Additional Reports by Trustee................................... 73
      7.10. Supplemental Interest Payment Account,
                 Supplement Interest Payments............................... 73

ARTICLE VIII

                      SERVICING AND ADMINISTRATION
                            OF MORTGAGE LOANS............................... 74
      8.1.  Master Servicer and Subservicers................................ 74
      8.2.  RESERVED........................................................ 77
      8.3.  Collection of Certain Mortgage Loan
                Payments.................................................... 77
      8.4.  Delinquency Advances, Compensating Interest
                and Servicing Advances...................................... 77
      8.5.  Subservicing Agreements Between Master
                 Servicer and Subservicers.................................. 79
      8.6.  Successor Subservicers.......................................... 79
      8.7.  Liability of Master Servicer.................................... 79
      8.8.  No Contractual Relationship Between
                 Subservicer and Trustee or the Owners...................... 79
      8.9.  Assumption or Termination of Subservicing
                 Agreement by Trustee....................................... 80
      8.10.  Collection Account............................................. 80
      8.11.  Purchase or Substitution of Certain
                 Mortgage Loans............................................. 82
      8.12.  Maintenance of Insurance....................................... 82
      8.13.  Due-on-Sale Clauses; Assumption and
                 Substitution Agreements.................................... 84
      8.14.  Realization Upon Defaulted Mortgage Loans...................... 85
      8.15.  Trustee to Cooperate; Release of Mortgage
                 Files...................................................... 86
      8.16.  Servicing Compensation......................................... 88
      8.17.  Annual Statement as to Compliance.............................. 89
      8.18.  Annual Independent Certified Public
                 Accountants' Reports....................................... 89
      8.19.  Access to Certain Documentation and
                 Information Regarding the Mortgage Loans;
                 Confidentiality............................................ 89
      8.20.  Payment of Taxes, Insurance and Other
                 Charges.................................................... 90
      8.21.  Assignment of Agreement........................................ 90
      8.22.  Removal of Master Servicer; Resignation of
                 Master Servicer............................................ 91
      8.23.  Inspections by Certificate Insurer; Errors
                 and Omissions Insurance.................................... 95
      8.24.  Merger, Conversion, Consolidation or
                 Succession to Business of Master
                 Servicer................................................... 95
      8.25.  Notices of Material Events..................................... 96



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                                                                            Page

      8.26.  Limitation on Liability of the Sponsor and
                 the Master Servicer......................................... 96

ARTICLE IX

                          TERMINATION OF TRUST............................... 97
      9.1.  Termination of Trust............................................. 97
      9.2.  Termination Upon Option of Owners of a
                 Majority in Percentage Interest
                 represented by the Class R Certificates..................... 98
      9.3.  Termination Upon Loss of REMIC Status............................ 99
      9.4.  Disposition of Proceeds..........................................101
      9.5.  Netting of Amounts...............................................101

ARTICLE X

                               THE TRUSTEE...................................102
      10.1.  Certain Duties and Responsibilities.............................102
      10.2.  Removal of Trustee for Cause....................................103
      10.3.  Certain Rights of the Trustee...................................105
      10.4.  Not Responsible for Recitals or Issuance of
                 Certificates................................................106
      10.5.  May Hold Certificates...........................................106
      10.6.  Money Held in Trust.............................................106
      10.7.  No Lien for Fees................................................106
      10.8.  Corporate Trustee Required; Eligibility.........................106
      10.9.  Resignation and Removal; Appointment of
                 Successor...................................................107
      10.10.  Acceptance of Appointment by Successor
                 Trustee.....................................................109
      10.11.  Merger, Conversion, Consolidation or
                 Succession to Business of the Trustee.......................109
      10.12.  Reporting; Withholding.........................................110
      10.13.  Liability of the Trustee.......................................110
      10.14.  Appointment of Co-Trustee or Separate
                 Trustee.....................................................110
      10.15.  Trustee to Furnish Reports to the
                 Securities and Exchange Commission..........................112

ARTICLE XI

                              MISCELLANEOUS..................................112
      11.1.  Compliance Certificates and Opinions............................112
      11.2.  Form of Documents Delivered to the Trustee......................113
      11.3.  Acts of Owners..................................................114
      11.4.  Notices, etc., to Trustee.......................................115
      11.5.  Notices and Reports to Owners; Waiver of
                 Notices.....................................................115
      11.6.  Rules by Trustee and Sponsor....................................115
      11.7.  Successors and Assigns..........................................116


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                                                                            Page

      11.8.  Severability....................................................116
      11.9.  Benefits of Agreement...........................................116
      11.10.  Legal Holidays.................................................116
      11.11.  Governing Law..................................................116
      11.12.  Counterparts...................................................116
      11.13.  Usury..........................................................116
      11.14.  Amendment......................................................117
      11.15.  REMIC Status; Taxes............................................118
      11.16.  Additional Limitation on Action and
                 Imposition of Tax...........................................120
      11.17.  Appointment of Tax Matters Person..............................121
      11.18.  RESERVED.......................................................121
      11.19.  [RESERVED......................................................121
      11.20.  Notices........................................................121

ARTICLE XII

            CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER................123

      12.1.   Rights of the Certificate Insurer to Exercise
              Rights of the Owners of the Class A Certifi-
              cates..........................................................123
      12.2.   Trustee to Act Solely with Consent of the
              Certificate Insurer............................................124
      12.3.   Trust Fund and Accounts Held for Benefit
              of the Certificate Insurer.....................................124
      12.4.   Claims Upon the Policy; Policy Payments
              Account........................................................124
      12.5.   Effects of Payments by the Certificate
              Insurer........................................................126
      12.6.   Notices to the Certificate Insurer.............................126
      12.7.   Third-Party Beneficiary........................................126

SCHEDULE I    --   Schedules of Mortgage Loans

EXHIBIT A-1   --   Form of Class A-1 Certificate
EXHIBIT A-2   --   Form of Class A-2 Certificate
EXHIBIT B-1   --   Form of Class B I-S Certificate
EXHIBIT B-2   --   Form of Class B II-S Certificate
EXHIBIT B-3   --   Form of Class RS Certificate
EXHIBIT C     --   Contents of Mortgage Loan File
EXHIBIT D     --   Form of Certificate Re: Mortgage Loans
                   Prepaid in full After the Cut-Off Date
EXHIBIT E     --   Form of Trustee's Acknowledgement of
                   Receipt
EXHIBIT F     --   Form of Certification
EXHIBIT G     --   Form of Delivery Order
EXHIBIT H     --   Form of Class RS Tax Matters Transfer
                   Certificate
EXHIBIT I     --   Form of Monthly Report
EXHIBIT J     --   Form of Master Servicer's Trust Receipt
EXHIBIT K     --   Form of Investment Letter

            POOLING AND SERVICING AGREEMENT, relating to ACCREDITED MORTGAGE LOAN TRUST 1996-1, dated as of September 1, 1996, between ACCREDITED HOME LENDERS, INC., a California corporation, in its capacity as sponsor of the Trust (the "Sponsor") and as master servicer (the "Master Servicer"), and BANKERS TRUST COMPANY, a New York banking corporation, in its capacity as trustee (the "Trustee").

            WHEREAS, the Sponsor wishes to establish a trust and two subtrusts, and to provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution of the trust estate;

            WHEREAS, the Master Servicer has agreed to service the Mortgage Loans, which constitute the principal assets of the trust estate;

            WHEREAS, all things necessary to make the Certificates, when executed and authenticated by the Trustee valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done;

            WHEREAS, Bankers Trust Company is willing to serve in the capacity of Trustee hereunder; and

            WHEREAS, Financial Security Assurance Inc. (the "Certificate Insurer") is intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Sponsor, the Master Servicer and the Trustee hereby agree as follows:

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

            Section 1.1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

            "Accepted Servicing Practices": The Master Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Properties are located.

            "Account": Any account established in accordance with Section 7.2 or
8.10 hereof each of which shall be established at a Designated Depository Institution.

            "Accrual Period": With respect to the Class A-1 Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date. With respect to the Class A-2 Certificates and any Distribution Date, the period commencing on the prior Distribution Date (or on Startup Day, with respect to the October, 1996 Distribution Date) and ending on the day immediately preceding such Distribution Date.

            "Agreement": This Pooling and Servicing Agreement, as it may be amended from time to time, and including the Exhibits hereto.

            "Appraised Value": The appraised value of any Property based upon the appraisal or other valuation made at the time of the origination of the related Mortgage Loan, or, in the case of a Mortgage Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value.

            "Authorized Officer": With respect to any Person, any person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person and, with respect to the Sponsor and the Master Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered on the Startup Day and, with respect to the Trustee, a Responsible Officer.

            "Available Funds": With respect to either Group, the sum of (i) the related Monthly Remittance Amount plus


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(ii) the related proceeds received by the Trustee with respect to any termination of the Trust.

            "Balloon Loan": Any Mortgage Loan which has an amortization schedule which extends beyond its maturity date, resulting in a relatively large unamortized principal balance due in a single payment at maturity.

            "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of New York, the State of California or in the city in which the principal corporate trust office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

            "Certificate": Any one of the Class A Certificates, the Class BI-S Certificates, the Class BII-S Certificates or the Residual Certificates, each representing the interests and the rights described in this Agreement.

            "Certificate Insurance Policy": The certificate guaranty insurance policy dated September 27, 1996 issued by the Certificate Insurer to the Trustee for the benefit of the Owners of the Class A Certificates.

            "Certificate Insurer": Financial Security Assurance Inc. or any successor thereto, as issuer of the Certificate Insurance Policy.

            "Certificate Insurer Default": The existence and continuance of any of the following:

            (a) the Certificate Insurer shall have failed to make a required payment when due under the Certificate Insurance Policy;

            (b) the Certificate Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

            (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent, or receiver for the Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Security Insurer or of all or any material portion of its property.

            "Certificate Insurer Premium Rate": 0.18% per annum with respect to the Class A-1 Certificates and 0.20% per annum with respect to the Class A-2 Certificates.

            "Certificate Principal Balance": As to the Class A Certificates, the related Class A Certificate Principal Balance. As to any particular Class A Certificate, the product of the Percentage Interest evidenced thereby and the Certificate Principal Balance of all Class A Certificates of the same Class. The Class BI-S Certificates, the Class BII-S Certificates and Residual Certificates do not have a "Certificate Principal Balance".

            "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            "Civil Relief Act Interest Shortfall": With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Interest Remittance Period as a result of the application of the Civil Relief Act, the amount, if any, by which (a) interest collectible on such Mortgage Loan during the most recently ended calendar month is less than (b) interest accrued for the related Accrual Period on the Loan Balance of such Mortgage Loan, calculated at a rate equal to the sum of (A) the related Pass-Through Rate and
(B) the per annum rates at which the Master Servicing Fee and Trustee's Fee accrue, together with the related Certificate Insurer Premium Rate.

            "Class": All of the Class A-1 Certificates, all of the Class A-2 Certificates, all of the Class BI-S Certificates, all of the Class BII-S Certificates or all of the Residual Certificates.

            "Class A Certificate": Any one of the Class A-1 Certificates or the Class A-2 Certificates.

            "Class A Certificate Principal Balance": As of any time of determination and with respect to either Class of Class A Certificates, the Original Certificate Principal Balance of the related Class A Certificates less amounts actually distributed as part of the related Class A Distribution Amount pursuant to Section 7.5(c) hereof made with respect to principal thereon on all prior Distribution Dates; provided, that, this amount is exclusive of Insured

Payments for the sole purpose of effecting the Certificate Insurer's subrogation rights.

            "Class A Distribution Account": Either the Class A-1 Distribution Account or the Class A-2 Distribution Account.

            "Class A-1 Certificate": Any Certificate designated as a "Class A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto. The Class A-1 Certificates shall be issued with an initial aggregate Certificate Principal Balance equal to the Original Certificate Principal Balance therefor.

            "Class A-1 Distribution Account": The Class A-1 Distribution Account created pursuant to Section 7.2 hereof.

            "Class A-1 Insured Distribution Amount": With respect to any Distribution Date and the Class A-1 Certificates, the sum of (i) Interest Distribution Amount with respect to the Class A-1 Certificates for such Distribution Date, less any related Civil Relief Act Shortfalls and related Prepayment Interest Shortfalls and (ii) the Insured Principal Distribution Amount for Group I for such Distribution Date.

            "Class A-1 Pass-Through Rate": 7.60% per annum.

            "Class A-2 Available Funds Pass-Through Rate": With respect to any Distribution Date, an amount, expressed as a per annum rate, equal to:

            (a) (i) the aggregate amount of interest due on all of the Mortgage Loans in Group II for the related Remittance Period plus the Subordination Reduction Amount for Group II, if any, for such Distribution Date, minus,

            (ii) the aggregate of the Master Servicing Fee, the Trustee's Fee and the Premium Amount, in each case relating to Group II, on such Distribution Date minus,

            (iii) commencing on the 13th Distribution Date following the Startup Day, an amount equal to 0.50% per annum times the aggregate Loan Balances of the Mortgage Loans in Group II as of the beginning of such related Remittance Period, divided by

            (b) the Certificate Principal Balance for the Class A-2 Certificates immediately prior to such Distribution Date, multiplied by the actual number of days elapsed in the related Accrual Period divided by 360.

            "Class A-2 Certificate": Any Certificate designated as a "Class A-2 Certificate" on the face thereof, in the form of Exhibit A-2 hereto. The Class A-2 Certificates shall be issued with an initial aggregate Certificate Principal Balance equal to the Original Certificate Principal Balance therefor.

            "Class A-2 Distribution Account": The Class A-2 Distribution Account created pursuant Section 7.2 hereof.

            "Class A-2 Formula Pass-Through Rate": As of any Distribution Date, the rate described in clause (i) of the definition of "Class A-2 Pass-Through Rate".

            "Class A-2 Full Interest Distribution Amount": With respect to any Distribution Date, the Class A-2 Interest Distribution Amount for such Distribution Date calculated using the Class A-2 Formula Pass-Through Rate for such Distribution Date rather than the Class A-2 Pass-Through Rate for such Distribution Date plus, if the full amount of the Class A-2 Formula Interest Shortfall, if any, was not funded on any prior Distribution Date and remains unpaid on such Distribution Date, such amount, together with interest thereon (from the Distribution Date on which such Class A-2 Formula Interest Shortfall was calculated) at the Class A-2 Formula Pass-Through Rate for such Distribution Date.

            "Class A-2 Insured Distribution Amount": With respect to any Distribution Date and the Class A-2 Certificates, the sum of (i) Interest Distribution Amount with respect to the Class A-2 Certificates for such Distribution Date, less any related Civil Relief Act Shortfalls and any Prepayment Interest Shortfalls and (ii) the Insured Principal Distribution Amount for Group II for such Distribution Date.

            "Class A-2 Pass-Through Rate": With respect to any Distribution Date and Accrual Period, the lesser of (i) (a) with respect to any Distribution Date which occurs on or prior to the Step-Up Distribution Date, LIBOR as of the second to last Business Day prior to the immediately preceding Distribution Date plus 0.32% per annum, or (b) with respect to any Distribution after the Step-Up Distribution Date, LIBOR as of the second to last Business Day prior to the immediately preceding Distribution Date, plus 0.64% per annum and (ii) the Class A-2 Available Funds Pass-Through Rate for such Distribution Date.

            "Class BI-S Certificate": Any of those Certificates representing the right to receive excess amounts in the Supplemental Interest Payment Account, and designated as a "Class BI-S Certificate" on the face thereof, in the form of Exhibit B-1 hereto.

            "Class BII-S Certificate": Any of those Certificates representing the right to receive excess amounts in the Supplemental Interest Payment Account, and designated as a "Class BII-S Certificate" on the face thereof, in the form of Exhibit B-2 hereto.

            "Class R Certificate": The uncertificated interest having right to receive the amounts described in Section 7.5(c)(x)(b) on each Distribution Date, and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

            "Class RS Certificate": Any of those Certificates designated as a "Class RS Certificate" on the face thereof, representing the rights described therein, in the form of Exhibit B-3 hereto.

            "Clean-Up Call Date": The first Remittance Date following the date on which the aggregate Loan Balances of all Mortgage Loans has declined to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Closing Date.

            "Code": The Internal Revenue Code of 1986, as amended and any successor statute.

            "Collection Account": The Account or Accounts interest account created by the Master Servicer or any Subservicer pursuant to Section 8.10 hereof, or pursuant to any Subservicing Agreement.

            "Combined Loan-to-Value Ratio": With respect to any First Mortgage Loan, the percentage equal to the Original Principal Amount of the related Note divided by the Appraised Value of the related Property and with respect to any Second Mortgage Loan, the percentage equal to (a) the sum of (i) the remaining principal balance, as of origination of the Second Mortgage Loan, of the Senior Lien note(s) relating to such Second Mortgage Loan, and (ii) the Original Principal Amount of the Note relating to such Second Mortgage Loan divided by
(b) the Appraised Value.

            "Compensating Interest": As defined in Section 8.4(a)(ii) hereof.

            "Coupon Rate": The rate of interest borne by each Note.

            "Cumulative Loss Percentage": As to any Distribution Date and the Mortgage Loans, the percentage equivalent of the fraction obtained by dividing
(i) the principal amount of Cumulative Realized Losses on the Mortgage Loans from the Cut-Off Date through such Distribution Date by (ii) the sum of the Original Aggregate Loan Balance for both Groups.

            "Cumulative Realized Losses": As of any Distribution Date, the sum of all Realized Losses with respect to Mortgage Loans experienced on all prior Distribution Dates.

            "Cut-Off Date": The opening of business September 1, 1996.

            "Debt Service Reduction": With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the monthly payment due on such Mortgage Loan in a proceeding under the United States Bankruptcy Code, except such a reduction that constitutes a Deficient Valuation or a permanent forgiveness of principal.

            "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

            "Delinquency Advance": As defined in Section 8.4(a)(i) hereof.

            "Delinquency Percentage": As of the last day of any Remittance Period and with respect to the Mortgage Loans, the percentage equivalent of a fraction, the numerator of which equals the aggregate Loan Balances of all Mortgage Loans that are 90 or more days delinquent, in foreclosure or converted to REO Properties as of such last day of such Remittance Period, and the denominator of which is the aggregate Loan Balance of all Mortgage Loans as of the last day of such Remittance Period.

            "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

            "Delivery Order": The delivery order in the form set forth as Exhibit G hereto and delivered by the Sponsor to the Trustee on the Startup Day pursuant to Section 4.1 hereof.

            "Depository": The Depository Trust Company, 7 Hanover Square, New York, New York 10004 and any successor Depository hereafter named.

            "Designated Depository Institution": With respect to each Account, a federal or state chartered depository institution (i) the short-term obligations of which are rated by each of the Rating Agencies in its highest rating at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such Account, the Owners will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Eligible Investment is an obligation of the institution that maintains such Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Certificate Insurer and the Rating Agencies as determined without regard to the Certificate Insurance Policy (as evidenced in writing by the Rating Agencies that use of any such account as such Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies as determined without regard to the Certificate Insurance Policy). Accounts may bear interest.

            "Designated Residual Holder": Accredited Home Lenders, Inc.

            "Determination Date": As to each Distribution Date, the third Business Day preceding such Distribution Date or such earlier day as shall be agreed by the Certificate Insurer and Trustee.

            "Direct Participant" or "DTC Participant" means any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depository.

            "Disqualified Organization": "Disqualified Organization" shall have the meaning set forth from time to time in the definition thereof at Section 860E(e)(5) of the Code (or any successor statute thereto) and applicable to the Trust.

            "Distribution Account": The Distribution Account established in accordance with Section 7.2 hereof and maintained by the Trustee.

            "Distribution Date": Any date on which the Trustee is required to make distributions to the Owners, which shall be the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the Startup Day.

            "Document Delivery Requirements": The Sponsor's obligations to deliver certain legal documents, to prepare and record certain Mortgage assignments or to deliver certain opinions relating to Mortgage assignments, in each case with respect to the Mortgage Loans and as set forth in Section 3.5 hereof.

            "Eligible Investments": Those investments so designated pursuant to
Section 7.7 hereof.

            "Excess Spread Rate": With respect to any Group II Mortgage Loan and for any Distribution Date, the Coupon Rate thereof as of the beginning of the related Interest Remittance Period minus the sum of (i) the rate at which the Master Servicing Fee is calculated, (ii) the rate at which the Trustee's Fees are calculated, (iii) the Class A-2 Pass-Through Rate applicable to such Distribution Date and (iv) the related Certificate Insurer Premium Rate.

            "Excess Spread Trigger": For any Distribution Date following the 6th Distribution Date, an Excess Spread Trigger will have occurred if the weighted average Excess Spread Rate is less than 300 basis points.

            "Excess Subordinated Amount": With respect to any Distribution Date and with respect to either Mortgage Loan Group, the excess, if any, of (x) the related Subordinated Amount that would apply on such Distribution Date after taking into account the payment of the related Principal Distribution Amount (except for any distributions of related Subordination Reduction Amounts on such Distribution Date) over (y) the related Specified Subordinated Amount.

            "Event of Default": Any event described in clauses (a) or (b) of
Section 8.22 hereof.

            "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

            "Final Determination": As defined in Section 9.3(a) hereof.

            "First Mortgage Loan": A Mortgage Loan which constitutes a first priority mortgage lien with respect to any Property.

            "Fiscal Agent": As defined in the Insurance Agreement.

            "FNMA": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

            "Freddie Mac": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

            "Group" or "Mortgage Loan Group": Either Group I or Group II. References herein to the related Class of Class A Certificates, when used with respect to a Mortgage Loan Group, shall mean (A) in the case of Group I, the Class A-1 Certificates, and (B) in the case of Group II, the Class A-2 Certificates.

            "Group I": The pool of Mortgage Loans identified in the related Schedule of Mortgage Loans as having been assigned to Group I, including any Qualified Replacement Mortgages delivered in replacement thereof.

            "Group I Specified Subordinated Amount": With respect to Group I and any Distribution Date, an amount equal to (i) 2.50% of the related Original Aggregate Loan Balance or (ii) if the Step-Up Trigger has occurred, an amount equal to 7.75% of the related Original Aggregate Loan Balance or (iii) if the Step-Up Trigger has not occurred but the StepDown Trigger has occurred, an amount equal to the greater of (a) .50% of the related Original Aggregate Loan Balances and (b) the lesser of (x) 2.50% of the related Original Aggregate Loan Balance and (y) the Group I Stepped Down Required Subordinated Percentage of the aggregate Loan Balance of the related Mortgage Loans as of such Distribution Date.

            "Group I Stepped Down Required Subordinated Percentage": With respect to Group I and any Distribution Date for which the Step-Down Trigger has occurred, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 2.50% of the related Original Aggregate Loan Balance, and the denominator of which is the aggregate Loan Balance of the related Mortgage Loans as of such Distribution Date, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 5.00%, multiplied by (B) the number of consecutive

Distribution Dates through and including the Distribution Date for which the Group I Stepped Down Required Subordinated Percentage is being calculated, up to a maximum of six, for which the Step-Down Trigger has occurred, and the denominator of which is six.

            "Group II": The pool of Mortgage Loans identified in the related Schedule of Mortgage Loans as having been assigned to Group II, including any Qualified Replacement Mortgages delivered in replacement thereof.

            "Group II Adjusted Pass-Through Rate": With respect to any Distribution Date, the product of (x) the sum of (i) the Class A-2 Pass-Through Rate immediately prior to such Distribution Date, and (ii) the Certificate Insurer Premium Rate and (y) a fraction, the numerator of which is the Class A-2 Certificate Principal Balance immediately prior to such Distribution Date and the denominator of which is the aggregate Loan Balance of all Group II Mortgage Loans as of the beginning of the related Remittance Period.

            "Group II Specified Subordinated Amount": With respect to Group II and any Distribution Date on which an Excess Spread Trigger has not occurred, an amount equal to (i) 3.25% of the related Original Aggregate Loan Balance, or
(ii) if the Step-Up Trigger has occurred, an amount equal to 7.75% of the related Original Aggregate Loan Balance or (iii) if the Step-Up Trigger has not occurred but the StepDown Trigger has occurred, an amount equal to the greater of (a) .50% of the related Original Aggregate Loan Balances and (b) lesser of
(x) 3.25% of the related Original Aggregate Loan Balance and (y) the Group II Stepped Down Required Subordinated Percentage of the aggregate Loan Balance of the related Mortgage Loans as of such Distribution Date. Notwithstanding the foregoing, if an Excess Spread Trigger has occurred, the Group II Specified Subordinate Amount for such Distribution Date shall be the sum of (a) the Group II Specified Subordinated Amount otherwise obtained hereunder and (b) the product of (i) three times the excess of (A) 300 basis points over (B) the Excess Spread Rate for such Distribution Date, and (ii) the related Original Aggregate Loan Balance.

            "Group II Stepped Down Required Subordinated Percentage": With respect to Group II and any Distribution Date for which the Step-Down Trigger has occurred, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 3.25% of the related Original Aggregate Loan Balance, and the denominator of which is the aggregate Loan Balance of the related Mortgage Loans as of such Distribution Date, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 6.50%, multiplied by (B) the number of consecutive

Distribution Dates through and including the Distribution Date for which the Group II Stepped Down Required Subordinated Percentage is being calculated, up to a maximum of six, for which the Group II Step-Down Trigger has occurred, and the denominator of which is six.

            "Indemnification Agreement": The Indemnification Agreement dated as of September 23, 1996 among the Certificate Insurer, the Sponsor, and the Underwriter.

            "Indirect Participant" shall mean any financial institution for whom any Direct Participant holds an interest in a Class A Certificate.

            "Initial Premiums": The initial premiums payable by the Sponsor on behalf of the Trust to the Certificate Insurer in consideration of the delivery to the Trustee of the Certificate Insurance Policy.

            "Insurance Agreement": The Insurance and Indemnity Agreement dated as of September 1, 1996 between the Sponsor and the Certificate Insurer, as it may be amended from time to time.

            "Insurance Policy": Any hazard, title or primary mortgage insurance policy relating to a Mortgage Loan.

            "Insurance Proceeds": Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Property or released to the related Mortgagor in accordance with Accepted Servicing Practices. "Insurance Proceeds" do not include "Insured Payments."

            "Insured Payment": With respect to either Class of Class A Certificates and any Distribution Date, the sum of (x) the related Shortfall Amount and (y) any Preference Amounts with respect to the related Class A Certificates with respect to which the affected Owners have complied with the provisions of Section 12.4(c) hereof during the related Remittance Period.

            "Insured Principal Distribution Amount": With respect to either Group for any Distribution Date, the sum of:

            (i) the lesser of

                  (a)   the excess of (i) the related Total Available Funds over
                        (ii) the related Interest Distribution Amount; and

                  (b) the related Principal Remittance Amount, plus the proceeds of any termination of the Trust to the extent such proceeds relate to principal of the related Group minus the amount of any related Subordination Reduction Amount; plus

            (ii)  the related Subordination Deficit.

            "Interest Determination Date": With respect to any Accrual Period for the Class A-2 Certificates (other than the initial Accrual Period), the second London Business Day preceding the first day of such Accrual Period.

            "Interest Distribution Amount": As of any Distribution Date and with respect to either Class of Class A Certificates, interest accrued during the related Accrual Period at the related Pass-Through Rate on the related Certificate Principal Balance immediately prior to such Distribution Date.

            "Interest Remittance Amount": As of any Remittance Date and with respect to either Group, the sum, without duplication, of (i) all interest collected by the Master Servicer during the related Interest Remittance Period with respect to the related Mortgage Loans, (ii) all related Delinquency Advances made by the Master Servicer on such Remittance Date and (iii) all related Compensating Interest paid by the Master Servicer on such Remittance Date net of amounts allowed to be retained pursuant to Section 8.10(c).

            "Interest Remittance Period": With respect to each Distribution Date, the period (inclusive) beginning on the second day of the calendar month immediately preceding such Distribution Date and ending on the first day of the calendar month in which such Distribution Date occurs.

            "Late Payment Rate": As defined in the Insurance Agreement.

            "LIBOR": With respect to any Accrual Period for the Class A-2 Certificates, the rate determined by the Trustee on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date. On each Interest Determination Date, LIBOR for the related Accrual Period will be established by the Trustee as follows:

      (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

      (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

            "Liquidation Expenses": Expenses which are incurred by the Master Servicer or any Subservicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, legal fees and expenses, and any unreimbursed Servicing Advances expended by the Master Servicer or any Subservicer with respect to the related Mortgage Loan.

            "Liquidated Loan": As defined in Section 8.14(c) hereof. A Mortgage Loan which is purchased from the Trust pursuant to Section 3.3, 3.4, 3.6(b) or
8.11 hereof is not a "Liquidated Loan".

            "Liquidation Proceeds": With respect to any Liquidated Loan, any amounts (including the proceeds of any Insurance Policy) recovered by the Master Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

            "Loan Balance": With respect to each Mortgage Loan, the outstanding principal balance thereof as of the Cut-Off Date, less any related Principal Remittance Amounts relating to such Mortgage Loan included in previous related Monthly Remittances that were transferred by the Master Servicer or any Subservicer to the Trustee for deposit in the related Distribution Account; provided, however, (x) that the Loan Balance for any Mortgage Loan which has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Liquidated Loan, and at all times thereafter and (y) the Loan Balance "as of the Cut-Off Date" for any Mortgage Loan originated during the period from the Cut-Off Date to the Startup Day shall be the original principal balance thereof.

            "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Trust on a Remittance Date pursuant to Section 3.3, 3.4, 3.6(b) or 8.11 hereof, an amount equal to the Loan Balance of such Mortgage Loan as of the date of purchase, plus one month's interest on the outstanding Loan Balance thereof as of the beginning of the preceding Remittance Period computed at the Coupon Rate less the Master Servicing Fee (expressed as an annual percentage rate), if any, together with, without duplication, the aggregate amount of (i) all delinquent interest, all Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan and not subsequently recovered from the related Mortgage Loan, (ii) all Delinquency Advances which the Master Servicer or any Subservicer has theretofore failed to remit with respect to such Mortgage Loan and (iii) any Reimbursement Amount relating to such Mortgage Loan.

            "London Business Day": A day on which banks are open for dealing in foreign currency, and exchange in London and New York City.

            "Master Servicer": Accredited Home Lenders, Inc., a California corporation, and its permitted successors and assigns.

            "Master Servicer's Trust Receipt": The Master Servicer's trust receipt in the form set forth as Exhibit J hereto.

            "Master Servicing Fee": An amount retained by the Master Servicer or by any successor thereto as compensation for servicing and administration duties relating to such Mortgage Loan pursuant to Section 8.15 hereof and equal to the product of (a) one-twelfth of (x) 0.50% per annum, for such Mortgage Loan with respect to which four or more consecutive monthly payments are not past due as of the close of business on the last day of the related Remittance Period or (y) 0.65% per annum for such other Mortgage Loan (including REO Properties) and (b) the aggregate outstanding Loan Balance of such Mortgage Loan as of the opening of business on the first day of the related Remittance Period.

            "Monthly Remittance Amount": As of any Remittance Date and with respect to either Group, the sum of (i) the related Interest Remittance Amount Date and (ii) the related Principal Remittance Amount.

            "Moody's": Moody's Investors Service, Inc.

            "Mortgage": The mortgage, deed of trust or other instrument creating a first or second or third lien on an estate in fee simple interest in real property securing a Note.

            "Mortgage File": The mortgage documents listed in Exhibit C attached hereto and required to be delivered to the Trustee pursuant to Section 3.5 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

            "Mortgage Loans": Such of the mortgage loans transferred and assigned to the Trust pursuant to Section 3.5(a) hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedules of Mortgage Loans. The term "Mortgage Loan" includes the terms "First Mortgage Loan" and "Second Mortgage Loan". The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Sponsor, in fact was not transferred and assigned to the Trust for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

            "Mortgagor": The obligor on a Note.

            "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of, without duplication, Liquidation Expenses, unreimbursed Servicing Advances, unreimbursed Delinquency Advances and accrued and unpaid Master Servicing Fees through the date of liquidation relating to such Liquidated Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

            "Nonrecoverable Advances": With respect to any Mortgage Loan, (a) any Delinquency Advance or Servicing Advance previously made and not reimbursed or (b) a Delinquency Advance or Servicing Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith judgment of the Master Servicer, as evidenced by an Officer's Certificate delivered to the Certificate Insurer and the Trustee would not be ultimately recoverable.

            "Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

            "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Trustee.

            "Operative Documents": Collectively, this Agreement, the Certificate Insurance Policy, the Certificates and the Insurance Agreement.

            "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Sponsor or the Master Servicer, reasonably acceptable to the Person to whom such opinion is delivered; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Account maintained in a Designated Depository Institution, (b) qualification of the Trust as a REMIC, (c) compliance with the REMIC Provisions or (d) resignation of the Master Servicer must be an opinion of counsel who (i) is in fact independent of the Sponsor and the Master Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Sponsor or the Master Servicer or in an affiliate of either and (iii) is not connected with the Sponsor or the Master Servicer as an officer, employee, director or person performing similar functions.

            "Original Aggregate Loan Balance": With respect to each Group, the aggregate Loan Balances of all related Mortgage Loans as of the Cut-Off Date, i.e., $14,073,699.73 for Group I and $78,048,303.22 for Group II.

            "Original Certificate Principal Balance": As of the Startup Day and as to each Class of Class A Certificates, the original Certificate Principal Balances thereof, as follows:

      Class A-1 Certificates              $14,073,000
      Class A-2 Certificates              $78,048,000

            None of the Class BI-S Certificates, the Class BII-S Certificates or the Residual Certificates have an Original Certificate Principal Balance.

            "Original Principal Amount": With respect to each Note, the principal amount of such Note on the date of origination thereof.

            "Originator": Any entity from which the Sponsor has purchased Mortgage Loans.

            "Outstanding": With respect to all Certificates of a Class, as of any date of determination, all such Certificates theretofore executed and delivered hereunder except:

                  (i) Certificates theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Certificates or portions thereof for which full and final payment money in the necessary amount has been theretofore deposited with the Trustee in trust for the Owners of such Certificates;

                  (iii) Certificates in exchange for or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser; and

                  (iv) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section 5.5 hereof.

            "Owner": The Person in whose name a Certificate is registered in the Register, to the extent described in Section 5.6.

            "Pass-Through Rate". As to the Class A-1 Certificates, the Class A-1 Pass-Through Rate; as to the Class A-2 Certificates, the Class A-2 Pass-Through Rate.

            "Percentage Interest": As to any Class A Certificate, that percentage, expressed as a fraction, the numerator of which is the Certificate Principal Balance of such Certificate as of the Cut-Off Date and the denominator of which is the Original Certificate Principal Balance of all Class A Certificates of the same Class; and as to any Class BI-S, Class BII-S, or Class RS Certificate, that Percentage Interest set forth on such Certificate.

            "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Pool Principal Balance": The aggregate principal balances of all Mortgage Loans.

            "Preference Amount": With respect to either Class of Class A Certificates and any Distribution Date, any amounts distributed in respect of the related Class of Class A Certificates which are recovered from any Owner of such Class A Certificates as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code or other similar law in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Owner.

            "Premium Amount": With respect to either Group and each Distribution Date, an amount equal to the product of (x) one-twelfth of the related Certificate Insurer Premium Rate and (y) the Certificate Principal Balance of the related Class of Class A Certificates, after taking into account all distributions of principal to be made on such Distribution Date.

            "Prepaid Installment": With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Prepayment with respect to such Mortgage Loan.

            "Prepayment": Any payment of principal of a Mortgage Loan which is received by the Master Servicer in advance of the scheduled due date for the payment of such principal (other than the principal portion of any Prepaid Installment), and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Mortgage Loan shall be deemed to be Prepayments for all purposes of this Agreement.

            "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Interest Remittance Period of a Principal Prepayment in Full, an amount equal to (a) 30 days' interest on the Loan Balance of such Mortgage Loan at a per annum rate equal to the related Pass-Through Rate, plus the per annum rate at which the Trustee's Fee accrues, plus the related Certificate Insurer Premium Rate minus
(b) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment in Full less the Master Servicing Fee for such Mortgage Loan in such period.

            "Preservation Expenses": Expenditures made by the Master Servicer or any Subservicer in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

            "Principal Distribution Amount": With respect to either Class of Class A Certificates and any Distribution Date, the excess, if any, of (x) the amount distributed to the Owners of such Class A Certificates on such Distribution Date (net of, in the case of the Class A-2 Certificates, any amount transferred from the Supplemental Interest Payment Account to the Class A-2 Distribution Account on such Distribution Date) over (y) the related Interest Distribution Amount.

            "Principal Prepayment in Full": Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled due date which is not intended as an advance payment of a scheduled monthly payment.

            "Principal Remittance Amount": As of any Remittance Date and with respect to either Group, the sum, without duplication, of (i) the principal actually collected by the Master Servicer with respect to the related Mortgage Loans during the related Remittance Period, (ii) the Loan Balance of each related Mortgage Loan that either was repurchased by the

Sponsor or purchased by the Master Servicer on such Remittance Date, to the extent such Loan Balance was actually deposited in the Collection Account, (iii) any Substitution Amounts delivered by the Sponsor in connection with a substitution of a related Mortgage Loan, to the extent such Substitution Amounts were actually deposited in the Collection Account on such Remittance Date, and
(iv) all Net Liquidation Proceeds actually collected by the Master Servicer with respect to the related Mortgage Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds related to principal) net of amounts allowed to be retained pursuant to Section 8.10(d)(i).

            "Prohibited Transaction": "Prohibited transaction" shall have the meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code (or any successor statute thereto) and applicable to the Trust.

            "Property": The underlying property securing a Mortgage Loan.

            "Purchase Option Period": As defined in Section 9.3(b) hereof.

            "Qualified Liquidation": "Qualified liquidation" shall have the meaning set forth from time to time in the definition thereof at Section 860F(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust.

            "Qualified Mortgage": "Qualified Mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) and applicable to the Trust and the Mortgage Loan Groups.

            "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 3.3, 3.4 or 3.6(b) hereof, which (i) bears a variable rate of interest if the Mortgage Loan to be substituted for is in Group II or bears a fixed rate of interest if the Mortgage Loan to be substituted for is in Group I, (ii) has a Coupon Rate at least equal to the Coupon Rate of the Mortgage Loan being replaced, (which, in the case of a Mortgage Loan in Group II, shall mean a Mortgage Loan having the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Mortgage Loan being replaced), (iii) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) shall mature no later than September 30, 2026, (v) has a Combined Loan-to-Value Ratio as of the Cut-Off Date no higher than the Combined Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (vi) has a Loan Balance as of the related Replacement Cut-Off Date equal to or less than the Loan Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date, (vii) satisfies all of the representations and warranties set forth in Section 3.3 and the criteria set forth from time to time in the definition thereof at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust, all as evidenced by an Officer's Certificate of the Sponsor delivered to the Trustee and the Certificate Insurer prior to any such substitution and (viii) is a valid First Mortgage Loan if the Mortgage Loan to be substituted for is a valid First Mortgage Loan or Second Mortgage Loan if the Mortgage Loan to be substituted for is a Second Mortgage Loan. In the event that one or more Mortgage Loans are proposed to be substituted for one or more Mortgage Loans, the Certificate Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Certificate Insurer, as evidenced by a written approval delivered to the Trustee by the Certificate Insurer, except that the requirement of clauses (v) and (vii) hereof must be satisfied as to each Qualified Replacement Mortgage. All Qualified Replacement Mortgages shall be approved by the Certificate Insurer.

            "Rating Agency" or "Rating Agencies": Standard & Poor's and Moody's or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Sponsor and the Certificate Insurer, notice of which designation shall be given to the Trustee and Master Servicer.

            "Realized Loss": As to any Liquidated Loan, the amount, if any, by which the Loan Balance thereof as of the date of liquidation is in excess of Net Liquidation Proceeds realized thereon.

            "Record Date": With respect to each Distribution Date, the last day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs or, if such day is not a Business Day, the next preceding Business Day.

            "Reference Banks": Bankers Trust Company, Barclay's Bank PLC, The Bank of Tokyo and National Westminster Bank PLC; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Sponsor or any affiliate thereof, (iii) whose quotations appear on the Reuters Screen LIBO Page on the relevant Interest Determination Date and (iv) which have been designated as such by the Trustee.

            "Register": The register maintained by the Trustee in accordance with Section 5.4 hereof, in which the names of the Owners are set forth.

            "Registrar": The Trustee, acting in its capacity as Trustee appointed pursuant to Section 5.4 hereof, or any duly appointed and eligible successor thereto.

            "Registration Statement": The Registration Statement filed by the Sponsor with the Securities and Exchange Commission, including all amendments thereto and including the Prospectus and Prospectus Supplement relating to the Class A Certificates constituting a part thereof.

            "Reimbursement Amount": With respect to either Class of Class A Certificates and for any Distribution Date, the sum of (x)(i) all related Insured Payments previously received by the Trustee not previously repaid to the Certificate Insurer pursuant to Section 7.5(c), together with interest accrued on each such related Insured Payment not previously repaid calculated from the date the Trustee received the related Insured Payment at the Late Payment Rate and (y) any amounts then due and owing to the Certificate Insurer relating to such Class A Certificates under the Insurance Agreement.

            "Released Property Proceeds": As to any Mortgage Loan, proceeds received by the Master Servicer in connection with (a) a taking of an entire Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with applicable law, Accepted Servicing Practices and this Agreement.

            "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

            "REMIC Trust": The segregated pool of assets consisting of the Trust Estate except for the Supplemental Interest Payment Account, the Class A-1 Distribution Account and the Class A-2 Distribution Account.

            "Remittance Date": Any date on which the Master Servicer is required to remit moneys on deposit in the Collection Account to the Trustee, which shall be not later than the 18th day of each month, or, if such day is not a Business Day, the next preceding Business Day, commencing in the month following the month in which the Startup Day occurs.

            "Remittance Period": With respect to each Distribution Date, the period (inclusive) beginning on the first day of the calendar month immediately preceding such

Distribution Date and ending on the last day of such immediately preceding calendar month.

            "REO Property": A Property acquired by the Master Servicer or any Subservicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage, the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

            "Representation Letter" shall mean letters to, or agreements with, the Depository to effectuate a book-entry system with respect to the Class A Certificates registered in the Register under the nominee name of the Depository.

            "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which three New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which three New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

            "Residual Certificate": Any Class R or Class RS Certificate.

            "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "Rolling Delinquency Percentage": For any Distribution Date, the average of the Delinquency Percentages for the Mortgage Loans as of the last day of each of the six (or 1, 2, 3, 4, and 5 in the case of the first five Distribution Dates, as applicable) most recently ended Remittance Periods.

            "Rolling Loss Percentage": As of any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred during the preceding twelve (or 1 though 11, in the case of the first 11 Distribution Dates, as applicable) calendar months, and the denominator of which is the aggregate Loan Balance of the Mortgage Loans as of the first day of the twelfth preceding calendar month.

            "Schedules of Mortgage Loans": The Schedules of Mortgage Loans, attached hereto as Schedule I listing each Mortgage Loan, setting forth the following information with respect to each Mortgage Loan: (1) the Mortgagor's name, (2) the street address of the Property, (3) the town or city in which the Property is located, (4) the Loan Balance as of the Cut-Off Date, (5) the loan number, (6) the original principal amount, (7) the original interest rate, (8) the first date on which a monthly payment is due under the Note, (9) the original stated term-to-maturity of the Note, (10) the state in which the Property is located, (11) the zip code of the Property, (12) the Combined Loan-to-Value Ratio, (13) whether the Property is owner-occupied or non owner-occupied, (14) whether the Property is a single family residence, two-to four-family residence or a condominium, (15) if such Mortgage Loan is a Balloon Loan, the amortization terms (e.g., 30 due in 15) and (16) whether such Mortgage Loan is subject to Section 32 of the Home Ownership and Equity Protection Act of 1994.

            The information contained on each Mortgage Loan Schedule shall be delivered to the Trustee on a computer readable magnetic tape or disk.

            "Second Mortgage Loan": A Mortgage Loan which constitutes a second priority mortgage lien with respect to the related Property.

            "Securities Act": The Securities Act of 1933, as amended.

            "Senior Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Property having a first priority lien.

            "Servicing Advance": As defined in Section 8.4(c) hereof.

            "Shortfall Amount": With respect to either Group and as of any Distribution Date, the excess, if any, of (x) the related Insured Distribution Amount over (y) the related Total Available Funds minus the related amounts described in Sections 7.5(c)(i), 7.5(c)(ii) and 7.5(c)(iii) on such Distribution Date.

            "Specified Subordinated Amount": The Group I Specified Subordinated Amount or the Group II Specified Subordinated Amount.

            "Sponsor": Accredited Home Lenders, Inc., a California corporation.

            "Standard & Poor's": Standard & Poor's Ratings Group, a division of The McGraw Hill Companies.

            "Startup Day": September 27, 1996.

            "Step-Down Cumulative Loss Test": The Step-Down Cumulative Loss Test will be met with respect to a Distribution Date as follows: (i) for the 30th through the 41st Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 1.00% or less, (ii) for the 42nd through the 53rd Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 1.75% or less, (iii) for the 54th through the 65th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 2.25% or less and (iv) for the 66th Distribution Date and any Distribution Date thereafter, if the Cumulative Loss Percentage for such Distribution Date is 2.90% or less.

            "Step-Down Rolling Delinquency Test": The Step-Down Rolling Delinquency Test will be met, with respect to a Distribution Date, if the Rolling Delinquency Percentage for such Distribution Date is less than 10.0%.

            "Step-Down Rolling Loss Test": The Step-Down Rolling Loss Test will be met, with respect to a Distribution Date, if the Rolling Loss Percentage for such Distribution Date and such Group is less than 1.00%.

            "Step-Down Trigger": For any Distribution Date after the 30th Distribution Date, the Step-Down Trigger will have occurred if each of the Step-Down Cumulative Loss Test, the Step-Down Rolling Delinquency Test and the Step-Down Rolling Loss Test is met. In no event will the Step-Down Trigger be deemed to have occurred for the 30th Distribution Date or any preceding Distribution Date.

            "Step-Up Cumulative Loss Test": The Step-Up Cumulative Loss Test will be met with respect to a Distribution Date as follows: (i) for the 1st through the 12th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 0.75%, (ii) for the 13th through the 24th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 1.25%, (iii) for the 25th through the 36th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 3.00%,
(iv) for the 37th through the 48th Distribution Dates, if the Cumulative Loss percentage and Distribution Date is more than 3.75% and (v) for the 49th Distribution Date and any Distribution Date thereafter, if the Cumulative Loss Percentage for such Distribution Date is more than 4.25%.

            "Step-up Distribution Date": The second Distribution Date which follows the Clean-Up Call Date.

            "Step-Up Rolling Delinquency Test": The Step-Up Rolling Delinquency Test will be met with respect to a

Distribution Date if the Rolling Delinquency Percentage for such Distribution Date is more than 12.0%.

            "Step-Up Rolling Loss Test": The Step-Up Rolling Loss Test will be met with respect to a Distribution Date if the Rolling Loss Percentage for such Distribution Date is 1.40% or more.

            "Step-Up Trigger": For any Distribution Date, the Step-Up Trigger will have occurred if any one of the Step-Up Cumulative Loss Test, the Step-Up Rolling Delinquency Test or the Step-Up Rolling Loss Test is met.

            "Subordinated Amount": As of any Distribution Date and with respect to either Group, the excess, if any, of (x) the aggregate Loan Balances of the related Mortgage Loans in such Group as of the close of business on the last day of the related Remittance Period and (y) the Certificate Principal Balance of the related Class A Certificates as of such Distribution Date (assuming the payment of the Principal Distribution Amount for the related Class A Certificates on such Distribution Date except for any portion thereof related to an Insured Payment for the related Class A Certificates).

            "Subordination Deficiency Amount": With respect to any Mortgage Loan Group and Distribution Date, the excess, if any, of (i) the Specified Subordinated Amount applicable to such Mortgage Loan Group and Distribution Date over (ii) the Subordinated Amount applicable to such Mortgage Loan Group and Distribution Date prior to taking into account the payment of any related Subordination Increase Amounts on such Distribution Date.

            "Subordination Deficit": With respect to any Distribution Date and with respect to either Group, the amount, if any, by which (x) the aggregate Certificate Principal Balance of the related Class A Certificates, assuming the payment of the related Principal Distribution Amount (calculated for this purpose only without regard to any portion of any Insured Payment used to fund any portion of such Subordination Deficit) on such Distribution Date, exceeds
(y) the aggregate Loan Balances of the related Mortgage Loans as of the close of business on the last day of the prior Remittance Period.

            "Subordination Increase Amount": With respect to either Mortgage Loan Group and any Distribution Date, the lesser of (i) the Subordination Deficiency Amount as of such Distribution Date (after taking into account the payment of the related Group Principal Distribution Amount on such Distribution Date (except for any Subordination Increase Amount)) and (ii) the aggregate amount to be allocated to the related Class A Distribution Account pursuant to Sections 7.5(c)(viii) and 7.5(c)(ix) on such Distribution Date.

            "Subordination Reduction Amount": With respect to any Mortgage Loan Group and Distribution Date, an amount equal to the lesser of (x) the Excess Subordinated Amount for such Mortgage Loan Group and Distribution Date and (y) the Principal Remittance Amount with respect to such Mortgage Loan Group for the related Remittance Period.

            "Substitution Amount": In connection with the delivery of any Qualified Replacement Mortgage, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Loan Balance of the Mortgage Loan being replaced as of such Replacement Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Coupon Rate net of the Master Servicing Fee of the Mortgage Loan being replaced.

            "Subservicer": Advanta Mortgage Corp. USA or any Person with whom the Master Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in Section 8.5 hereof in respect of the qualification of a Subservicer.

            "Subservicing Agreement": The written contract between the Master Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as permitted by Section 8.5.

            "Supplemental Interest Payment Account": The Supplemental Interest Payment Account established in accordance with Section 7.10(a) hereof and maintained by the Trustee.

            "Supplemental Interest Payment Amount Available": As defined in
Section 7.10(b) hereof.

            "Supplemental Interest Trust": The Accredited Mortgage Loan Trust Supplemental Interest Trust 1996-1 created pursuant to Section 7.10(a) hereof.

            "Tax Matters Person": The Tax Matters Person appointed pursuant to
Section 11.17 hereof.

            "Termination Notice": As defined in Section 9.3(b) hereof.

            "Termination Price": As defined in Section 9.2(a) hereof.

            "Total Available Funds": With respect to any Distribution Date and either Group, the sum of (i) the related Available Funds and (ii) the amounts allocated to such Group from the Available Funds with respect to the other Group pursuant to Section 7.5(c)(v).

            "Total Monthly Excess Spread": With respect to each Group as of any Distribution Date, the excess of (i) the interest which is collected on the related Mortgage Loans during the prior Interest Remittance Period, plus any Delinquency Advances and Compensating Interest paid by the Master Servicer with respect to the related Mortgage Loans with respect to such Interest Remittance Period and less the related Master Servicing Fees, Trustee's Fees and Premium Amount over (ii) the related Interest Distribution Amount.

            "Transaction Documents": Collectively this Agreement, the Insurance Agreement, the Underwriting Agreement relating to the Class A Certificates, any Subservicing Agreement, the Indemnification Agreement, the Registration Statement relating to the Class A Certificates and the Certificates.

            "Trust": Accredited Mortgage Loan Trust 1996-1, the trust created under this Agreement.

            "Trust Estate": Collectively, all money, instruments and other property, to the extent such money, instruments and other property are subject or intended to be held in trust, and in the subtrusts, for the benefit of the Owners, including all proceeds thereof, including, without limitation, (i) the Mortgage Loans, (ii) such amounts, including Eligible Investments, as from time to time may be held in all Accounts (except as otherwise provided herein), (iii) any Property, the ownership of which has been effected on behalf of the Trust as a result of foreclosure or acceptance by the Master Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) any Insurance Policies relating to the Mortgage Loans and any rights of the Sponsor under any Insurance Policies, (v) Net Liquidation Proceeds with respect to any Liquidated Loan and (vi) the Certificate Insurance Policy.

            "Trustee": Bankers Trust Company, located on the date of execution of this Agreement at Four Albany Street, New York, New York 10006, a New York banking corporation, not in its individual capacity but solely as Trustee under this Agreement, and any successor hereunder.

            "Trustee's Fees": With respect to any Distribution Date and Mortgage Loan Group, the product of (x) one-twelfth of .01% and (y) the aggregate Loan Balance of the Mortgage Loans in the related Mortgage Loan Group as of the beginning of the related Remittance Period.

            "Underwriter": Lehman Brothers Inc.

            Section 1.2. Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in

Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

            Section 1.3. Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

            Section 1.4. Opinions. Each opinion with respect to the validity, binding nature and enforceability of documents or Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.

                                   ARTICLE II

                   ESTABLISHMENT AND ORGANIZATION OF THE TRUST

            Section 2.1. Establishment of the Trust. The parties hereto do hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust, which, for convenience, shall be known as "Accredited Mortgage Loan Trust 1996-1". Each Mortgage Loan Group shall constitute a sub-trust of the Trust.

            Section 2.2. Office. The office of the Trust shall be in care of the Trustee, addressed to Bankers Trust Company Four Albany Street, New York, New York 10006, or at such other address as the Trustee may designate by notice to the Sponsor, the Master Servicer, the Owners and the Certificate Insurer.

            Section 2.3. Purposes and Powers. The purpose of the Trust is to engage in the following activities, and only such activities: (i) the issuance of the Certificates and the acquiring, owning and holding of Mortgage Loans and the Trust Estate in connection therewith; (ii) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (iii) such other activities as may be required in connection with conservation of the Trust Estate and distributions to the Owners; provided, however, that nothing contained herein shall permit the Trustee to take any action which would result in the loss of REMIC status for the REMIC Trust.

            Section 2.4. Appointment of the Trustee; Declaration of Trust. The Sponsor hereby appoints the Trustee as trustee of the Trust effective as of the Startup Day, to have all the rights, powers and duties set forth herein. The Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Startup Day to serve as Trustee pursuant to
Section 10.8 hereof and declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the benefit of the Owners.

            Section 2.5. Expenses of the Trust. The expenses of the Trust, including the annual fees of the Trustee, and any other expenses of the Trust, including the reasonable expenses of the Trustee shall be paid by the Sponsor to the Trustee or to such other Person to whom such amounts may be due. Failure by the Sponsor to pay any such fees or other expenses shall not relieve the Trustee of its obligations hereunder. The Trustee hereby covenants with the Owners that every material contract or other material agreement entered into by the Trustee on behalf of the Trust shall expressly state therein that no Owner shall be personally liable in connection with such contract or agreement.

            Section 2.6. Ownership of the Trust. On the Startup Day the ownership interests in the Trust and the subtrusts shall be transferred as set forth in Section 4.2 hereof, such transfer to be evidenced by sale of the Certificates as described therein. Thereafter, transfer of any ownership interest shall be governed by Sections 5.4 and 5.8 hereof.

            Section 2.7. Situs of the Trust. It is the intention of the parties hereto that the Trust constitute a trust under the laws of the State of New York. The Trust will be created in, and all Accounts maintained by the Trustee on behalf of the Trust will be located in, the State of New York. The Trust will not have any employees and will not have any real or personal property (other than property acquired pursuant to Section 8.14 hereof) located in any state other than in the State of New York and payments will be received by the Trust only in the State of New York and payments from the Trust will be made only from the State of New York. The Trust's only office will be at the office of the Trustee as set forth in Section 2.2 hereof.

            Section 2.8. Miscellaneous REMIC Provisions. (a) The REMIC Trust shall elect to be treated as a REMIC under Section 860D of the Code, as described in Section 11.15. Any inconsistencies or ambiguities in this Agreement or in the administration of the Trust shall be resolved in a manner that preserves the validity of the election of the REMIC Trust to be treated as a REMIC.

            (b) The Class A Certificates are hereby designated as "regular interests" with respect to the REMIC and the Class R Certificates are hereby designated as the single class of "residual interest" with respect to the REMIC.

            (c) The Startup Day is hereby designated as the "startup day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            (d) The final scheduled Distribution Date for each Class of Certificates is the Distribution Date occurring in October 2027.

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                     OF THE SPONSOR AND THE MASTER SERVICER;
                  COVENANT OF SPONSOR TO CONVEY MORTGAGE LOANS

            Section 3.1. Representations and Warranties of the Sponsor. The Sponsor hereby represents, warrants and covenants to the Trustee, the Certificate Insurer and to the Owners as of the Startup Day that:

            (a) The Sponsor is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Sponsor has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

            (b) The execution and delivery of this Agreement and the other Operative Documents to which the Sponsor is a party by the Sponsor and its performance and compliance with the terms of this Agreement and of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Sponsor and will not violate the Sponsor's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Sponsor is a party or by which the Sponsor is bound, or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Sponsor or any of its properties.

            (c) This Agreement and the other Operative Documents to which the Sponsor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Sponsor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

            (d) The Sponsor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Sponsor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

            (e) No litigation is pending or, to the best of the Sponsor's knowledge, threatened against the Sponsor which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Sponsor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

            (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Sponsor contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

            (g) The statements contained in the Registration Statement which describe the Sponsor or matters or activities for which the Sponsor is responsible in accordance with the Operative Documents or which are attributed to the Sponsor therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Sponsor or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Sponsor not misleading. To the best of the Sponsor's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

            (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Sponsor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Sponsor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Sponsor and the performance by the Sponsor of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

            (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Sponsor.

            (j) The Sponsor received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Mortgage Loans evidenced by the Certificates.

            (k) The Sponsor did not sell any interest in any Mortgage Loan evidenced by the Certificates with any intent to hinder, delay or defraud any of its respective creditors.

            (l) The Sponsor is solvent and the Sponsor will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust or the sale of the Certificates.

            It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the Mortgage Loans to the Trustee.

            Section 3.2. Representations and Warranties of the Master Servicer. The Master Servicer hereby represents, warrants and covenants to the Trustee, the Certificate Insurer and to the Owners as of the Startup Day that:

            (a) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California, is, and each Subservicer is, in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Master Servicer and each Subservicer has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

            (b) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Master Servicer and will not violate the Master Servicer's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which the Master Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Master Servicer or any of its properties.

            (c) This Agreement and the other Operative Documents to which the Master Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

            (d) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Master Servicer is a party.

            (e) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Master Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Master Servicer is a party.

            (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Master Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

            (g) The statements contained in the Registration Statement which describe the Master Servicer or matters or activities for which the Master Servicer is responsible in accordance with the Operative Documents or which are attributed to the Master Servicer therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Master Servicer or omit to state a material fact required to be stated therein or necessary to make the statements contained therein with respect to the Master Servicer not misleading. To the best of the Master Servicer's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

            (h) The Master Servicing Fee is a "current (normal) servicing fee rate" as that term is used in Statement of Financial Accounting Standards No. 65 issued by the Financial Accounting Standards Board. Neither the Master Servicer nor any affiliate thereof will report on any financial statements any part of the Master Servicing Fee as an adjustment to the sales price of the Mortgage Loans.

            (i) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency

      (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Master Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Master Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Master Servicer and the performance by the Master Servicer of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

            (j) The collection practices used by the Master Servicer with respect to the Mortgage Loans directly serviced by it have been, in all material respects, legal, proper, prudent and customary in the mortgage loan servicing business.

            (k) The transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

            (l) The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements or Subservicers will comply with the provisions of
      Section 8.5.

            It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the Mortgage Loans to the Trustee.

            Upon discovery by the Master Servicer, the Sponsor, any Subservicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties set forth in this Section 3.2 which materially and adversely affects the interests of the Owners or of the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties. Within 30 days of its discovery or its receipt of notice of breach, the Master Servicer shall cure such breach in all material respects and, upon the Master Servicer's continued failure to cure such breach, may thereafter be removed by the Trustee at the direction of the Certificate Insurer or otherwise pursuant to
Section 8.22 hereof; provided, however, that if the Master Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer.

            Section 3.3. Representations and Warranties of the Sponsor with Respect to the Mortgage Loans.

            (a) The Sponsor makes the following representations and warranties to the Master Servicer and the Trustee for the benefit of the Owners and the Certificate Insurer as to the Mortgage Loans on which the Trustee relies in accepting the Mortgage Loans in trust and executing and authenticating the Certificates. Such representations and warranties speak as of the Startup Day, but shall survive the sale, transfer, and assignment of the Mortgage Loans to the Trustee:

            (i) The information with respect to each Mortgage Loan set forth in the Schedules of Mortgage Loans is true and correct as of the Cut-Off Date.

            (ii) Each Mortgage Loan is being serviced either (x) through the Master Servicer, (y) a Person controlling, controlled by or under common control with the Master Servicer and qualified to service mortgage loans or (z) a qualified subservicer.

            (iii) Each Mortgage Loan was underwritten or reunderwritten pursuant to the Sponsor's credit underwriting guidelines which conform in all material respects to the description thereof set forth in the Registration Statement.

            (iv) All of the original or certified documentation required to be delivered to the Trustee pursuant to this Agreement (including all material documents related thereto) with respect to each Mortgage Loan has been or will be delivered to the Trustee in accordance with the terms of this Agreement. Each of the documents and instruments specified to be included therein has been duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans.

            (v) Each Mortgage Loan being transferred to the Sponsor is a Qualified Mortgage.

            (vi) Each Property is improved by a single (one to four) family residential dwelling, which may include condominiums and townhouses but shall not include cooperatives.

            (vii) No Mortgage Loan had a Combined Loan-to-Value Ratio in excess of 100%.

            (viii) Each Mortgage is either a valid and subsisting first or second lien as identified on the Schedule of Mortgage Loans on the Property (subject in the case of any Second Mortgage Loan only to a Senior Lien on such Property) and subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage.

            (ix) Immediately prior to the transfer and assignment herein contemplated, the Sponsor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Trustee will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment.

            (x) There is no delinquent tax or assessment lien on any Property, and each Property is free of substantial damage and is in good repair.

            (xi) There is no valid and enforceable right of rescission offset, defense or counterclaim to any Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Note or the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (xii) There is no mechanics' lien or claim for work, labor or material affecting any Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph
      (xxii) below.

            (xiii) Each Mortgage Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act and other consumer protection laws, the Home Ownership and Equity Protection Act of 1994, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws.

            (xiv) With respect to each Mortgage Loan, a lender's title insurance policy, issued in standard California Land Title Association form or American Land Title Association form, or other form acceptable in a particular jurisdiction by a title insurance company authorized to transact business in the state in which the related Property is situated, in an amount at least equal to the Original Principal Amount of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (xv) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Start-up Day such policy will be valid and inure to the benefit of the Trustee on behalf of the Owners.

            (xv) The improvements upon each Property are covered by a valid and existing hazard insurance policy (which may be a blanket policy of the type described in this Agreement) with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or
      (C) the full insurable value of the Property.

            (xvi) If any Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy (which may be a blanket policy of the type described in this Agreement) in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with respect to such Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973.

            (xvii) Each Mortgage and Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and convey the estate therein purported to be conveyed.

            (xviii) The Sponsor has caused to be performed any and all acts required to be performed to preserve the rights and remedies of the servicer in any Insurance Policies applicable to any Mortgage Loan delivered by the Sponsor including, to the extent such Mortgage Loan is not covered by a blanket policy described in this Agreement, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the servicer.

            (xix) Each original Mortgage and all subsequent assignments of the original Mortgage have been recorded or are in the process of being recorded, in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof for the benefit of the Sponsor, subject to the provisions of Section 3.5(b) of this Agreement.

            (xx) The terms of each Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Owners and which has been delivered to the Trustee. The substance of any such alteration or modification is reflected on the related Schedule of Mortgage Loans and has been approved by the primary mortgage guaranty insurer, if any.

            (xxi) The proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. All costs, fees and expenses incurred in making or closing or recording such Mortgage Loans were paid.

            (xxii) Except as otherwise required by law or pursuant to the statute under which the related Mortgage Loan was made, the related Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

            (xxiii) No Mortgage Loan was originated under a buydown plan.

            (xxiv) No Mortgage Loan provides for negative amortization, has a shared appreciation feature, or other contingent interest feature.

            (xxv) Each Property is located in the state identified in the Schedule of Mortgage Loans and consists of one or more parcels of real property with a residential dwelling erected thereon.

            (xxvi) Each Mortgage securing a Note assigned to Group I contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Property is sold without the prior consent of the mortgagee thereunder; each Mortgage securing a Note assigned to Group II either (i) contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Property is sold without the prior consent of the mortgagee thereunder or (ii) may be assumable by a creditworthy borrower.

            (xxvii) Any advances made after the date of origination of a Mortgage Loan but prior to the Cut-Off Date, have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Schedule of Mortgage Loans. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan. No Note permits or obligates the Master Servicer, the Subservicer, the Sponsor or any other Person to make future advances to the related Mortgagor at the option of the Mortgagor.

            (xxviii) There is no proceeding pending or threatened for the total or partial condemnation of any Property, nor is such a proceeding currently occurring, and each Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of the Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xxix) All of the improvements which were included for the purposes of determining the Appraised Value of any Property lie wholly within the boundaries and building restriction lines of such Property, and no improvements on adjoining properties encroach upon such Property, except as stated in the related title insurance policy and affirmatively insured.

            (xxx) No improvement located on or being part of any Property is in violation of any applicable zoning law or regulation. As of the related date of origination, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Property is lawfully occupied under the applicable law.

            (xxxi) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Sponsor or the related Trust to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor.

            (xxxii) With respect to each Second Mortgage Loan, either (A) no consent for such Mortgage Loan was required by the holder of the related Senior Lien prior to the making of such Mortgage Loan or (B) such consent has been obtained and is contained in the related Mortgage File.

            (xxxiii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available which materially interferes with the right to sell the related Property at a trustee's sale or the right to foreclose the related Mortgage.

            (xxxiv) Except as provided in clause (v) of this Section, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Sponsor has not waived any default, breach, violation or event of acceleration.

            (xxxv) No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee.

            (xxxvi) The maturity date of each Mortgage Loan which is a Second Mortgage Loan is at least twelve months prior to the maturity date of the related Senior Lien if such Senior Lien provides for a balloon payment.

            (xxxvii) The Sponsor has no actual knowledge that there exist on any Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation.

            (xxxviii) (a) No action, error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan and (b) no action has been taken or failed to be taken, no event has occurred and no state of facts exists or had existed on or prior to the related Startup Day (whether or not known to the Sponsor on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any primary mortgage insurance policy issued in connection therewith (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Sponsor, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

            (xxxix) The Sponsor has not solicited the Mortgagor in connection with any refinancing.

            (xl) If the Mortgage Loan is an adjustable rate Mortgage Loan, all of the adjustments to the Coupon Rate, to the amount of the monthly payment, and to the principal balance have been made in accordance with the terms of the related Note.

            (xli) The origination and collection practices used with respect to the Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business.

            (xlii) An appraisal of the related Property was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser who met the requirements of the Sponsor's appraisal policy and procedures and who had no interest, direct or indirect in the Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

            (xliii) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans; and if the Mortgage Loan is a refinanced Mortgage Loan, the Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Master Servicer's file;

            (xliv) If the residential dwelling on the Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development), such condominium or planned unit development project meets the Sponsor's eligibility requirements.

            (b) Upon the discovery by the Sponsor, the Master Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties made herein which materially and adversely affects the interests of the Owners or of the Certificate Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Master Servicer shall promptly notify the Sponsor of such breach and request that the Sponsor cure such breach or take the actions described in Section 3.4(b) hereof within the time periods required thereby, and if the Sponsor does not cure such breach in all material respects, the Master Servicer shall cure such breach or take such actions. The obligations of the Sponsor or Master Servicer, as the case may be, set forth herein with respect to any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole obligations of the Master Servicer and of the Sponsor in respect of such breach.

            Section 3.4. Covenants of Sponsor to Take Certain Actions with Respect to the Mortgage Loans In Certain Situations. (a) With the provisos and limitations as to remedies set forth in this Section 3.4, upon the discovery by the Sponsor, the Master Servicer, the Certificate Insurer, any Subservicer or the Trustee that the representations and warranties set forth in Section 3.3 of this Agreement were untrue in any material respect as of the Startup Day and such breaches of the representations and warranties materially and adversely affect the interests of the Owners or of the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties.

            (b) Upon the earliest to occur of the Sponsor's discovery, its receipt of notice of breach from any one of the other parties hereto or from the Certificate Insurer or such time as a breach of any representation and warranty materially and adversely affects the interests of the Owners or of the Certificate Insurer as set forth above, the Sponsor hereby covenants and warrants that it shall promptly cure such breach in all material respects or it shall (or shall cause an affiliate of the Sponsor to or an Originator to), subject to the further requirements of this paragraph, on the second Remittance Date next succeeding such discovery, receipt of notice or such other time (i) substitute in lieu of each Mortgage Loan in the related Mortgage Loan Group which has given rise to the requirement for action by the Sponsor a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto, together, without duplication, with the aggregate amount of all Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan, to the Master Servicer for deposit in the Collection Account or (ii) purchase such Mortgage Loan from the REMIC Trust at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Master Servicer for deposit in the Collection Account. In connection with any such proposed purchase or substitution, the Sponsor at its expense, shall cause to be delivered to the Trustee and to the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the REMIC Trust or would jeopardize the status of the REMIC Trust as a REMIC, and the Sponsor shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the REMIC Trust or would not jeopardize the status of the REMIC Trust as a REMIC. Any required purchase or substitution, if delayed by the absence of such opinion shall nonetheless occur if so directed by the Certificate Insurer upon the earlier of (i) the occurrence of a default or imminent default with respect to the Mortgage Loan or (ii) the delivery of such opinion. It is understood and agreed that the obligation of the Sponsor to cure the defect, or substitute for, or purchase any Mortgage Loan as to which a representation or warranty is untrue in any material respect and has not been remedied shall constitute the sole remedy available to the Owners, the Trustee or the Certificate Insurer.

            (c) In the event that any Qualified Replacement Mortgage is delivered by the Sponsor (or by an affiliate of the Sponsor, as the case may be) to the Trust pursuant to Section 3.3, Section 3.4 or Section 3.6 hereof, the Sponsor shall be obligated to take the actions described in Section 3.4(b) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Sponsor, the Master Servicer, the Certificate Insurer, any Subservicer or the Trustee that the representations and warranties set forth in
Section 3.3 above are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust such that the interests of the Owners or the Certificate Insurer in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (c) the representations and warranties in Section 3.3 above referring to items "as of the Cut-Off Date" or "as of the Startup Day" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust.

            (d) It is understood and agreed that the covenants set forth in this
Section 3.4 shall survive delivery of the respective Mortgage Loans (including Qualified Replacement Mortgage Loans) to the Trustee.

            Section 3.5. Conveyance of the Mortgage Loans. (a) The Sponsor, concurrently with the execution and delivery hereof, hereby transfers, sells, assigns, sets over and otherwise conveys without recourse, to the Trustee, all right, title and interest in and to each Mortgage Loan listed on the Schedules of Mortgage Loans delivered by the Sponsor on the Startup Day, all its right, title and interest in and to principal collected and interest accruing on each such Mortgage Loan on and after the Cut-Off Date and all its right, title and interest in and to all Insurance Policies. The transfer of the Mortgage Loans set forth on the Schedules of Mortgage Loans to the Trustee is absolute and is intended by the Owners and all parties hereto to be treated as a sale.

            (b) In connection with the transfer and assignment of the Mortgage Loans, the Sponsor agrees to:

            (i) cause to be delivered, on the Startup Day, without recourse, to the Trustee the items listed in the definition of "Mortgage File".

            (ii) cause, within 75 Business Days following the Startup Day, the assignments of all Mortgages to be submitted for recording in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the Sponsor to the Trustee; provided, however, that assignments of the Mortgages shall not be required to be submitted for recording with respect to any Mortgage Loan which relates to the Mortgage Files, unless (x) otherwise directed in writing by the Certificate Insurer, or (y) upon the occurrence of any Event of Default.

            All recording required pursuant to this Section 3.5 shall be accomplished at the expense of the Sponsor. Notwithstanding anything to the contrary contained in this Section 3.5, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Sponsor shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

            Copies of all Mortgage assignments received by the Trustee shall be kept in the related Mortgage File.

            (c) In the case of Mortgage Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Startup Day, the Sponsor, in lieu of the foregoing, will deliver within 15 Business Days after the Startup Day, to the Trustee a certification of an Authorized Officer in the form set forth in Exhibit D.

            (d) The Sponsor shall transfer, sell, assign, set over and otherwise convey without recourse, to the Trustee all right, title and interest of the Sponsor in and to any Qualified Replacement Mortgage delivered to the Trustee pursuant to Section 3.3, Section 3.4 or Section 3.6 hereof and all its right, title and interest to principal collected and interest accruing on such Qualified Replacement Mortgage on and after the applicable Replacement Cut-Off Date; provided, however, that the Sponsor shall reserve and retain all right, title and interest in and to payments of principal and interest due on such Qualified Replacement Mortgage prior to the applicable Replacement Cut-Off Date.

            (e) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage therefor, the Trustee will transfer, sell, assign, set over and otherwise convey without recourse, on the Sponsor's order, all of its right, title and interest in and to such released Mortgage Loan and all the Trust's right, title and interest to principal collected and interest accruing on such released Mortgage Loan on and after the applicable Replacement Cut-Off Date; provided, however, that the Trust shall reserve and retain all right, title and interest in and to payments of principal collected and interest accruing on such released Mortgage Loan prior to the applicable Replacement Cut-Off Date.

            (f) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Trustee on behalf of the Trust, the Sponsor agrees to cause to be delivered to the Trustee the items described in Section 3.5(b) on the date of such transfer and assignment or, if a later delivery time is permitted by Section 3.5(b), then no later than such later delivery time.

            (g) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage, the Trustee shall deliver on the date of conveyance of such Qualified Replacement Mortgage and on the order of the Sponsor (i) the original Note, or the certified copy, relating thereto, endorsed without recourse, to the Sponsor, (ii) a duly executed assignment of the related Mortgage if the assignment to the Trustee has been recorded and (iii) such other documents as constituted the Mortgage File with respect thereto.

            (h) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Sponsor shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

            (i) The Sponsor shall cause to be reflected on its records that the Mortgage Loans have been sold to the Trust.

            (j) To the extent that the ratings, if any, then assigned to the unsecured debt of the Sponsor are satisfactory to the Certificate Insurer, Moody's and Standard & Poor's, then any of the Document Delivery Requirements described above may be waived by an instrument signed by the Certificate Insurer, Standard & Poor's and Moody's (or any documents theretofore delivered to the Trustee returned to the Sponsor) on such terms and subject to such conditions as the Certificate Insurer, Moody's and Standard & Poor's may permit.

            Section 3.6. Acceptance by Trustee; Certain Substitutions of Mortgage Loans; Certification by Trustee. (a) The Trustee agrees to execute and deliver on the Startup Day an acknowledgment of receipt of the Notes delivered by the Sponsor in the form attached as Exhibit E hereto, and declares that it will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Owners. The Trustee further agrees to review any other documents delivered by the Sponsor within 90 days after the Startup Day (or within 90 days with respect to any Qualified Replacement Mortgage after the assignment thereof) and to deliver to the Sponsor, the Master Servicer and the Certificate Insurer a Certification in the form attached as Exhibit F hereto.

            It is herein acknowledged that, in conducting such review, the Trustee makes no representations and is under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are legal, valid, sufficient, genuine, duly authorized, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or that such documents were executed by an Authorized Officer of the executing party, (ii) the collectibility, insurability, effectiveness or suitability of any Mortgage Loan.

            On the 360th day following the Startup Day, the Trustee shall deliver to the Master Servicer, the Sponsor and the Certificate Insurer an updated exception report in the form annexed hereto as Exhibit F from the previous certification issued on the Startup Day.

            If, in the process of reviewing the Mortgage Files and making or preparing the certifications referred to above, the Trustee finds, at the end of 360 day period (or any later period as approved by the Sponsor and/or the Certificate Insurer, notice of which has been provided to the Trustee in writing) referenced above, that all recorded original Mortgages or certified copies thereof have not been delivered to it, the Trustee shall promptly so notify the Sponsor, the Certificate Insurer and the Master Servicer. If the Certificate Insurer so requires, the Sponsor shall repurchase such Mortgage Loan as set forth in Section 3.4 hereof.

            (b) If the Trustee during such 90-day period finds any document constituting a part of a Mortgage File which is not properly executed, has not been received within the specified period, or is unrelated to the Mortgage Loans identified in the Schedules of Mortgage Loans, or that any Mortgage Loan does not conform in a material respect to the description thereof as set forth in the Schedules of Mortgage Loans, the Trustee shall promptly so notify the Sponsor and the Certificate Insurer. In performing any such review, the Trustee may conclusively rely on the Sponsor as to the purported genuineness of any such document and any signature thereon. The Sponsor agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Mortgage File of which it is so notified by the Trustee. If, however, within 60 days after the Trustee's notice to it respecting such defect the Sponsor has not remedied or caused to be remedied the defect and the defect materially and adversely affects the interest in the related Mortgage Loan of the Owners or of the Certificate Insurer, the Sponsor will on the next succeeding Remittance Date (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and, deliver the Substitution Amount applicable thereto to the Master Servicer for deposit in the Collection Account or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Master Servicer for deposit in the Collection Account. In connection with any such proposed purchase or substitution the Sponsor shall cause at the Sponsor's expense to be delivered to the Trustee and to the Certificate Insurer an Opinion of Counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the REMIC Trust or would jeopardize the status of the REMIC Trust as a REMIC, and the Sponsor shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the REMIC Trust or would not jeopardize the status of the REMIC Trust as a REMIC. Any required purchase or substitution, if delayed by the absence of such opinion shall nonetheless occur upon the earlier of (i) the occurrence of a default or imminent default with respect to the Mortgage Loan or (ii) the delivery of such opinion or (iii) at the direction of the Certificate Insurer.

            Section 3.7. Cooperation Procedures. (a) The Sponsor shall, in connection with the delivery of each Qualified Replacement Mortgage to the Trustee, provide the Trustee and the Certificate Insurer with the information set forth in the Schedules of Mortgage Loans with respect to such Qualified Replacement Mortgage.

            (b) The Sponsor, the Master Servicer and the Trustee covenant to provide each other with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required by any of them in connection with their respective duties hereunder.

                                   ARTICLE IV

                        ISSUANCE AND SALE OF CERTIFICATES

            Section 4.1. Issuance of Certificates. On the Startup Day, upon the Trustee's receipt from the Sponsor of an executed Delivery Order in the form set forth as Exhibit G hereto, the Trustee shall execute, authenticate and deliver the Certificates on behalf of the Trust in accordance with the directions set forth in such Delivery Order.

            Section 4.2. Sale of Certificates. On the Startup Day, at the offices of Dewey Ballantine, 1301 Sixth Avenue, New York, New York, the Sponsor will sell and convey the Mortgage Loans and the money, instruments and other property related thereto to the Trustee, and the Trustee will (i) deliver to the Underwriter, the Class A Certificates with an aggregate Percentage Interest in each Class equal to 100%, registered in the name of Cede & Co. or in such other names as the Underwriter shall direct, against payment of the purchase price thereof by wire transfer of immediately available funds to the Trustee and (ii) deliver to the Sponsor, the Class B Certificates and the Residual Certificates, with an aggregate Percentage Interest in each Class equal to 100%, registered as the Sponsor shall request. Upon receipt of the proceeds of the sale of the Certificates, the Trustee shall, from the proceeds of the sale of the Certificates (a) pay other fees and expenses identified by the Sponsor and (b) pay to the Sponsor the balance after deducting such amounts. The Sponsor shall pay directly to the Certificate Insurer the Initial Premiums.

                                    ARTICLE V

                     CERTIFICATES AND TRANSFER OF INTERESTS

            Section 5.1. Terms. (a) The Certificates are pass-through securities having the rights described therein and herein. Notwithstanding references herein or therein with respect to the Certificates as to "principal" and "interest", no debt of any Person is represented thereby, nor are the Certificates or the underlying Notes guaranteed by any Person (except that the Notes may be recourse to the Mortgagors thereof to the extent permitted by law and except for the rights of the Trustee with respect to the Certificate Insurance Policy to the extent described herein). The Certificates issued with respect to a Mortgage Loan Group represent beneficial ownership interests in the related Mortgage Loans and in the Accounts. Distributions on the Certificates are payable solely from payments received on or with respect to the Mortgage Loans (other than the Master Servicing Fees, Trustee's Fees or Premium Amount), moneys in the Collection Account, except as otherwise provided herein, from earnings on moneys and the proceeds of property held as a part of the Trust Estate and, upon the occurrence of certain events, from Insured Payments. Each Certificate entitles the Owner thereof to receive monthly on each Distribution Date, in order of priority of distributions with respect to such Class of Certificates, a specified portion of such payments with respect to the Mortgage Loans in the related Mortgage Loan Group, certain related Insured Payments, pro rata in accordance with such Owner's Percentage Interest and in the case of the Class A-2 Certificates, certain amounts payable from the Supplemental Interest Payment Account.

            (b) Each Owner is required, and hereby agrees, to return to the Trustee any Certificate with respect to which the Trustee has made the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed cancelled and shall no longer be Outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trustee.

            Section 5.2. Forms. The Class A-1 Certificates, the Class A-2 Certificates, the Class BI-S Certificates, the Class BII-S Certificates, and the Class RS Certificates shall be in substantially the forms set forth in Exhibits A-1, A-2, B-1, B-2 and Exhibit B-3 hereof, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the Sponsor's judgment be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities laws or as may, consistently herewith, be determined by the Authorized Officer of the Sponsor executing such Certificates, as evidenced by his execution thereof.

            Section 5.3. Execution, Authentication and Delivery. Each Certificate shall be executed on behalf of the Trust, by the manual signature of one of the Trustee's

Authorized Officers and shall be authenticated by the manual signature of one of the Trustee's Authorized Officers.

            Certificates bearing the manual signature of individuals who were at any time the proper officers of the Trustee shall, upon proper authentication by the Trustee, bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificates or did not hold such offices at the date of authentication of such Certificates.

            The initial Certificates shall be dated as of the Startup Day and delivered to the parties specified in Section 4.2 hereof.

            No Certificate shall be valid until executed and authenticated as set forth above.

            Section 5.4. Registration and Transfer of Certificates. (a) The Trustee, as Registrar, shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee is hereby appointed Registrar for the purpose of registering Certificates and transfers of Certificates as herein provided. The Owners shall have the right to inspect the Register at all reasonable times and to obtain copies thereof.

            (b) Subject to the provisions of Section 5.8 hereof, upon surrender for registration of transfer of any Certificate at the office designated as the location of the Register, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and in the aggregate principal amount of the Certificate so surrendered.

            (c) At the option of any Owner, Certificates of any Class owned by such Owner may be exchanged for other Certificates authorized of like Class, tenor and a like aggregate original principal amount and bearing numbers not contemporaneously outstanding, upon surrender of the Certificates to be exchanged at the office designated as the location of the Register. Whenever any Certificate is so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificate or Certificates which the Owner making the exchange is entitled to receive.

            (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

            (e) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Owner thereof or his attorney duly authorized in writing.

            (f) No service charge shall be made to an Owner for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust.

            (g) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Class A Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Class A Certificate with a denomination equal to the related Original Certificate Principal Balance. Upon initial issuance, the ownership of each such Class A Certificate shall be registered in the Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

            The minimum denominations shall be $1,000 for any Class A Certificate, $100,000 for any Class B Certificate and 10% Percentage Interest for any Residual Certificate.

            The Sponsor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository.

            With respect to Class A Certificates registered in the Register in the name of Cede & Co., as nominee of the Depository, the Sponsor, the Master Servicer, the Certificate Insurer and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Sponsor, the Master Servicer, the Certificate Insurer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Class A Certificates, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any notice with respect to the Class A Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a registered Owner of a Class A Certificate as shown in the

Register shall receive a certificate evidencing such Class A Certificate.

            Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the registered Owners of Class A Certificates appearing as registered Owners in the registration books maintained by the Trustee at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

            (h) In the event that (i) the Depository or the Sponsor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Sponsor or the Trustee is unable to locate a qualified successor or (ii) the Sponsor at its sole option elects to terminate the book-entry system through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Sponsor may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Sponsor and the Certificate Insurer, or such depository's agent or designee but, if the Sponsor does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names registered Owners of Class A Certificates transferring Class A Certificates shall designate, in accordance with the provisions hereof.

            (i) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates as the case may be and all notices with respect to such Class A Certificates as the case may be shall be made and given, respectively, in the manner provided in the Representation Letter.

            Section 5.5. Mutilated, Destroyed, Lost or Stolen Certificates. If
(i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) in the case of any mutilated Certificate, such mutilated Certificate shall first be surrendered to the Trustee, and in the case of any destroyed, lost or stolen Certificate, there shall be first delivered to the Trustee such security or indemnity as may be reasonably required by it to hold the Trustee harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and aggregate principal amount, bearing a number not contemporaneously outstanding.

            Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto; any other expenses in connection with such issuance shall be an expense of the Trust.

            Every new Certificate issued pursuant to this Section in exchange for or in lieu of any mutilated, destroyed, lost or stolen Certificate shall constitute evidence of a substitute interest in the Trust, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates of the same Class duly issued hereunder and such mutilated, destroyed, lost or stolen Certificate shall not be valid for any purpose.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

            Section 5.6. Persons Deemed Owners. The Trustee and any agent of the Trustee may treat the Person in whose name any Certificate is registered as the Owner of such Certificate for the purpose of receiving distributions with respect to such Certificate and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by notice to the contrary.

            Section 5.7. Cancellation. All Certificates surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. No Certificate shall be authenticated in lieu of or in exchange for any Certificate cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates may be held by the Trustee in accordance with its standard retention policy.

            Section 5.8. Limitation on Transfer of Ownership Rights. (a) No sale or other transfer of any Class A Certificate shall be made to the Sponsor.

            (b) No sale or other transfer of record or beneficial ownership of a Class RS Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) shall be made to a Disqualified Organization or agent of a Disqualified Organization. The transfer, sale or other disposition of a Class RS Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) to a Disqualified Organization shall be deemed to be of no legal force or effect whatsoever and such transferee shall not be deemed to be an Owner for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. Furthermore, in no event shall the Trustee accept surrender for transfer, registration of transfer, or register the transfer, of any Residual Certificates nor authenticate and make available any Residual Certificates unless the Trustee has received an affidavit from the proposed transferee in the form attached hereto as Exhibit H. Each holder of a Class RS Certificate, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.8(b).

            (c) No other sale or other transfer of record or beneficial ownership of a Class BI-S, Class BII-S or Class RS Certificates shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event such a transfer is to be made within three years from the Startup Day, the Transferee shall execute an investment letter ("Investment Letter") in substantially the form of Exhibit K hereto certifying to the Trustee and the Sponsor the facts surrounding such transfer, which Investment Letter shall not be an expense of the Trustee or the Sponsor; provided, however, that such Investment Letter will not be required in connection with any transfer of any such Certificate by the Sponsor to an affiliate of the Sponsor and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Sponsor of the status of such transferee as an affiliate of the Sponsor. The Owner of a Class BI-S, Class BII-S Certificate or Class RS Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Insurer and the Sponsor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. No Class BI-S, Class BII-S or Class RS Certificate shall be acquired by or transferred to (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Security Act of 1974, as amended ("ERISA")) subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986, or
(iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity. Any purchaser of a Class BI-S, Class BII-S or Class RS Certificate shall
(x) certify that it is not any of the above and (y) deliver an Opinion of Counsel to that effect.

            Section 5.9. Assignment of Rights. An Owner may pledge, encumber, hypothecate or assign all or any part of its right to receive distributions hereunder, but such pledge, encumbrance, hypothecation or assignment shall not constitute a transfer of an ownership interest sufficient to render the transferee an Owner of the Trust without compliance with the provisions of Section 5.4 and Section
5.8 hereof.

                                   ARTICLE VI

                                    COVENANTS

            Section 6.1. Distributions. The Trustee will duly and punctually pay distributions with respect to the Certificates in accordance with the terms of the Certificates and this Agreement. Such distributions shall be made (i) by check mailed on each Distribution Date or (ii) if requested by any Owner, to such Owner by wire transfer to an account within the United States designated no later than five Business Days prior to the related Record Date, made on each Distribution Date, in each case to each Owner of record on the immediately preceding Record Date; provided, however, that an Owner shall only be entitled to payment by wire transfer if such Owner owns Certificates in the aggregate denomination of at least $5,000,000.

            Section 6.2. Money for Distributions to be Held in Trust; Withholding. (a) All payments of amounts due and payable with respect to any Certificate that are to be made from amounts withdrawn from the Distribution Account pursuant to Section 7.5 hereof or from Insured Payments shall be made by and on behalf of the Trustee, and no amounts so withdrawn from the Distribution Account for payments of the Certificates and no Insured Payment shall be paid over to the Trustee except as provided in this Section.

            (b) The Trustee on behalf of the Trust shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

            (c) Any money held by the Trustee in trust for the payment of any amount due with respect to any Certificate and remaining unclaimed by the Owner of such Certificate for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid to the Sponsor, and the Owner of the Certificate shall thereafter, as an unsecured general creditor, look only to the Sponsor for payment thereof (but only to the extent of the amounts so paid to the Sponsor), and all liability of the Trustee or the Certificate Insurer with respect to such trust money shall thereupon cease; provided, however, that the Trustee, before being required to make any such payment, shall, to the extent such money is sufficient to cover the expenses thereof, cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Sponsor. The Trustee shall, at the direction of the Sponsor, also adopt and employ, to the extent such money is sufficient to cover the expenses thereof, any other reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the Register at the last address of record for each such Owner).

            Section 6.3. Protection of Trust Estate. (a) The Trustee will hold the Trust Estate in trust for the benefit of the Owners and, upon request of the Certificate Insurer, or, with the consent of the Certificate Insurer, at the request and expense of the Sponsor, will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 11.14 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request as it deems reasonably necessary or advisable, to:

            (i) more effectively hold in trust all or any portion of the Trust Estate;

            (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

            (iii) enforce any of the Mortgage Loans; or

            (iv) preserve and defend title to the Trust Estate and the rights of the Trustee, and the ownership interests of the Owners represented thereby, in such Trust Estate against the claims of all Persons and parties.

            The Trustee shall send copies of any request received from the Certificate Insurer or the Sponsor to take any action pursuant to this Section
6.3 to the other party.

            (b) The Trustee shall have the power to enforce, and shall enforce the obligations of the other parties to this Agreement and of the Certificate Insurer, by action, suit or proceeding at law or equity, and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Owners or the Certificate Insurer; provided, however, that nothing in this Section shall require any action by the Trustee not otherwise expressly required hereunder unless the Trustee shall first (i) have been furnished indemnity reasonably satisfactory to it and (ii) (A) have been requested by the Certificate Insurer to take such action or (B) when required by this Agreement, have been requested to take such action by a majority of the Percentage Interests of the affected Class or Classes of Class A Certificates then Outstanding or, if there are no longer any affected Class A Certificates then Outstanding, by such majority of the Percentage Interests of the Class of Class RS Certificates then Outstanding.

            (c) The Trustee shall execute any instrument required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties.

            Section 6.4. Performance of Obligations. The Trustee will not take any action that would release the Sponsor or the Certificate Insurer from any of their respective covenants or obligations under any instrument or document relating to the Trust Estate or the Certificates or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except as expressly provided in this Agreement or such other instrument or document.

            The Trustee may contract with other Persons to assist it in performing its duties hereunder but no such contract shall in any way reduce or limit the Trustee's duties hereunder.

            Section 6.5.  Negative Covenants.  The Trustee will
not, to the extent within the control of the Trustee, take any of the following actions:

            (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by this Agreement;

            (ii) claim any credit on or make any deduction from the distributions payable in respect of, the Certificates (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Owner by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

            (iii) incur, assume or guaranty on behalf of the Trust any indebtedness of any Person except pursuant to this Agreement;

            (iv) dissolve or liquidate the Trust Estate in whole or in part, except pursuant to Article IX hereof; or

            (v) (A) impair the validity or effectiveness of this Agreement, or release any Person from any covenants or obligations with respect to the Trust or to the Certificates under this Agreement, except as may be expressly permitted hereby or (B) create or extend any lien, charge, adverse claim, security interest, mortgage or other encumbrance to or upon the Trust Estate or any part thereof or any interest therein or the proceeds thereof.

            Section 6.6. No Other Powers. The Trustee will not, to the extent within the control of the Trustee, permit the Trust to engage in any business activity or transaction other than those activities permitted by Section 2.3 hereof.

            Section 6.7. Limitation of Suits. No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement or the Certificate Insurance Policy or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

      (1) such Owner has previously given written notice to the Sponsor, the Certificate Insurer and the Trustee of such Owner's intention to institute such proceeding;

      (2) the Owners of not less than 25% of the Percentage Interests represented by the affected Class or Classes of Class A Certificates then Outstanding or, if there are no affected Classes of Class A Certificates then Outstanding, by such percentage of the Percentage Interests of the Class RS Certificates then Outstanding shall have made written request to the Trustee to institute such proceeding in respect of an Event of Default;

      (3) such Owner or Owners have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding;

      (5) as long as the Certificate Insurance Policy is Outstanding, the Certificate Insurer has consented in writing thereto; and

      (6) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificate Insurer or by the Owners of a majority of the Percentage Interests of the affected Class or Classes of Class A Certificates then Outstanding or, if there are no Class A Certificates then Outstanding, by a majority of the Percentage Interests of the Class RS Certificates;

it being understood and intended that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.

            In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Owners, each representing less than a majority of the applicable Class of Certificates, the Trustee shall act at the direction of the Certificate Insurer, notwithstanding any other provision of this Agreement.

            Section 6.8. Unconditional Rights of Owners to Receive Distributions. Notwithstanding any other provision in this Agreement, the Owner of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

            Section 6.9. Rights and Remedies Cumulative. Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Trustee, the Certificate Insurer or to the Owners is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 6.10. Delay or Omission Not Waiver. No delay of the Trustee, the Certificate Insurer or any Owner of any Certificate to exercise any right or remedy under this Agreement shall impair any such right or remedy or constitute a waiver of any such right or constitute acquiescence in an Event of Default. Every right and remedy given by this Article VI or by law to the Trustee, the Certificate Insurer or to the Owners may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Certificate Insurer or by the Owners, as the case may be.

            Section 6.11. Control by Owners. The Certificate Insurer or the Owners of a majority of the Percentage Interests of the affected Class or Classes of the Class A Certificates then Outstanding, with the consent of the Certificate Insurer (which may not be unreasonably withheld) or, if there are no longer any Class A Certificates then Outstanding, by a majority of the Percentage Interests of the Class RS Certificates then Outstanding, may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Estate, including, but not limited to, those powers set forth in Section
6.3 and Section 8.22 hereof; provided that:

      (1) such direction shall not be in conflict with any rule of law or with this Agreement;

      (2) the Trustee shall have been provided with indemnity satisfactory to it; and

      (3) the Trustee may take any other action deemed proper by the Trustee, which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing or the Certificate Insurer; provided, further, that in the event that any directions provided by the Trustee and the Certificate Insurer conflict with each other, the Certificate Insurer's direction shall prevail.

                                   ARTICLE VII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

            Section 7.1. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Master Servicer or by any Subservicer and (b) Insured Payments. The Trustee shall hold all such money and property received by it, other than pursuant to or as contemplated by Section 6.2(b) hereof, as part of the Trust Estate and shall apply it as provided in this Agreement.

            Section 7.2. Establishment of Accounts. The Sponsor shall cause to be established, and the Trustee shall maintain, at the corporate trust office of the Trustee, a Distribution Account, a Class A-1 Distribution Account and Class A-2 Distribution Account, each a separate account and to be held by the Trustee in the name of the Trust for the benefit of the Owners of the Certificates and the Certificate Insurer, as their interests may appear.

            Section 7.3. The Certificate Insurance Policy.

            (a) On each Determination Date the Trustee shall determine with respect to the immediately following Distribution Date whether a Shortfall Amount will exist with respect to either Mortgage Loan Group on the related Distribution Date, and, if so, the Trustee shall complete a Notice of Claim in the form of Exhibit A to the Certificate Insurance Policy and submit such Notice of Claim to the Certificate Insurer no later than 12:00 noon New York City time on the second Business Day preceding such Distribution Date as a claim for the related Insured Payment. Upon receipt of Insured Payments from the Certificate Insurer under the Certificate Insurance Policy, the Trustee shall deposit such Insured Payments in the Policy Payments Account.

            (b) The Trustee shall distribute all Insured Payments received, or the proceeds thereof, in accordance with Section 7.5(d) to the Owners of the Class A Certificates of the related Class.

            (c) The Trustee shall (i) receive Insured Payments as attorney-in-fact of each Owner of the Class A Certificates of the related Class receiving any Insured Payment from the Certificate Insurer and (ii) disburse such Insured Payment to the Owners of the related Class A Certificates as set forth in Section 7.5(d). The Certificate Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Sections 7.5(c)(vi) and 7.5(c)(vii) hereof with respect to each Insured Payment made by the Certificate Insurer. The Trustee hereby agrees on behalf of each Owner of Class A Certificates and the Trust for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Owners of such Class A Certificates, the Certificate Insurer will be entitled to receive the related Reimbursement Amount pursuant to Sections 7.5(c)(vi) and 7.5(c)(vii) hereof.

            (d) Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund nor shall such payments discharge the obligation of the Trust Fund with respect to the related Class A Certificates, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust Fund in respect of the related Class A Certificates. The Trustee hereby agrees on behalf of each Holder of a related Class A Certificate for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Owners of any Class A Certificates, the Certificate Insurer will be subrogated to the rights of such Owners with respect to such Insured Payment, shall be deemed to the extent of payments so made to be a registered Owner of such Class A Certificates and shall receive all future distributions until all such Insured Payments by the Certificate Insurer, together with interest thereon at the interest rate borne by the related Class A Certificates, have been fully reimbursed. To evidence such subrogation, the Trustee shall, or shall cause the Registrar to, note the Certificate Insurer's rights as subrogee on the registration books maintained by the Trustee or the Registrar upon receipt from the Certificate Insurer of proof of payment of any Insured Payment.

            Section 7.4. RESERVED.

            Section 7.5. Flow of Funds. (a) The Trustee shall deposit in the Distribution Account, without duplication, upon receipt, the proceeds of any liquidation of the assets of the Trust, and the Monthly Remittance Amount remitted by the Master Servicer or any Subservicer.

            (b) [reserved]

            (c) Subject to any superseding provisions of clause (d) below during the continuance of a Certificate Insurer Default, on each Distribution Date the Trustee shall make the following allocations, disbursements and transfers of amounts then on deposit in the Distribution Account for each Mortgage Loan Group in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

      (i) first, to the Master Servicer, an amount equal to any Master Servicing Fees then due to it on account of the Mortgage Loans not theretofore received by the Master Servicer pursuant to Section 8.10(c)(i) hereof, as reported by the Master Servicer to the Trustee;

      (ii)  second, to the Certificate Insurer, the related Premium Amount;

      (iii) third, to the Trustee, an amount equal to the Trustee's Fees then due to it;

      (iv) fourth, to the related Class A Distribution Account, an amount equal to the related Insured Distribution Amount (without regard to the amount of any related Insured Payment for such Distribution Date) for such Distribution Date;

      (v) fifth, to the Class A Distribution Account for the other Group, the excess of (A) the Insured Distribution Amount (without regard to the amount of any related Insured Payment for such Distribution Date) for such other Group over (B) the amount deposited to such other Class A Distribution Account pursuant to clause (iv) above;

      (vi) sixth, to the Certificate Insurer, the amount of any related Reimbursement Amount (together with any other amounts due to the Certificate Insurer with respect to the related Group under the Insurance Agreement);

      (vii) seventh, to the Certificate Insurer, the excess of (A) the amount of any Reimbursement Amount with respect to the other Group (together with any other amounts due to the Certificate Insurer with respect to the other Group under the Insurance Agreement) over (B) the amount paid to the Certificate Insurer with respect to the other Group pursuant to clause (vi) above;

     (viii) eighth, to the related Class A Distribution Account, an amount equal to the related Subordination Deficiency Amount, if any, as of such Distribution Date;

      (ix) ninth, to the Class A Distribution Account for the other Group, the excess of (A) the Subordination Deficiency Amount, if any, for such other Group for such Distribution Date over (B) the amount deposited to such other Class A Distribution Account pursuant to clause (viii) above;

      (x) tenth, following the making by the Trustee of all allocations, transfers and disbursements described above under Section 7.3 hereof and the prior clauses of this Section 7.5, to the Supplemental Interest Account, the amount then remaining in the Distribution Account on such Distribution Date, as a distribution on the Class R Certificate.

            (d) On any Distribution Date during the continuance of any Certificate Insurer Default set forth in clause (a) of the definition thereof, no Premium Amounts shall be paid to the Certificate Insurer, and any amounts otherwise payable to the Certificate Insurer as Premium Amounts shall be applied in accordance with Section 7.5(c) hereof as part of the related Available Funds.

            (e) The Trustee shall distribute on each Distribution Date to the Owners of the related Class A Certificates, the amount then on deposit in the related Class A Distribution Account (including, with respect to the Class A-2 Distribution Account, any amount deposited thereto from the Supplemental Interest Payment Account on such Distribution Date). Any application of such amount shall be first made to interest (as the related Interest Distribution Amount) and then to principal (as the related Principal Distribution Amount).

            (f) Notwithstanding any of the foregoing provisions, the aggregate amount distributed to the Owners of any Class A Certificates on account of principal shall not exceed the Original Certificate Principal Balance for the related Class.

            Section 7.6. Investment of Accounts.

            (a) Any institution maintaining the Collection Account shall at the direction of the Master Servicer invest the funds in such account in Eligible Investments, each of which shall mature not later than the Business Day immediately preceding the Remittance Date next following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains such account, then such Eligible Investment shall mature not later than such Remittance Date) and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Collection Account shall be for the benefit of the Master Servicer. The Master Servicer shall deposit in the Collection Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

            (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Distribution Account to invest the funds in the Distribution Account in Eligible Investments designated in the name of the Trustee for the benefit of the Owners, which shall mature not later than the Business Day next preceding the Distribution Date, next following the date of such investment (except that any investment in obligations of the institution with which the Distribution Account is maintained may mature on such Distribution Date) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Distribution Account by the Master Servicer out of its own funds immediately as realized without right of reimbursement.

            (c) Subject to Section 10.1 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Trustee is the obligor thereon).

            (d) The Trustee shall hold funds in the Accounts held by the Trustee uninvested upon the occurrence of either of the following events:

            (i) the Master Servicer or the Certificate Insurer, as the case may be, shall have failed to give investment directions to the Trustee within ten days after receipt of a written request for such directions from the Trustee; or

            (ii) the Master Servicer or the Certificate Insurer, as the case may be, shall have failed to give investment directions to the Trustee during the ten-day period described in clause (i) preceding, by 11:15 a.m. New York time (or such other time as may be agreed by the Master Servicer or the Certificate Insurer, as the case may be, and the Trustee) on any Business Day (any such investment by the Trustee pursuant to this clause
      (ii) to mature on the next Business Day after the date of such investment).

            (e) For purposes of investment, the Trustee shall aggregate all amounts on deposit in the Accounts.

            Section 7.7. Eligible Investments. The following are Eligible
Investments:

            (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States;

            (b) Demand and time deposits in, certificates of depositors of, or bankers' acceptances issued by, any depository institution or trust company (including the Trustee or any agent of the Trustee, acting in its respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have a credit rating of "A-1+" and P-1 from Standard & Poor's and Moody's, respectively;

            (c) Repurchase obligations with respect to any security described in clause (a) above where such security has a remaining maturity of one year or less and where such repurchase obligation has been entered into with a depository institution or trust company (acting as principal) described in clause (b) above;

            (d) Security bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which securities are rated "AAA" and Aaa by Standard & Poor's and Moody's, respectively, at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities

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issued by such corporation and held as part of the Trust Estate to exceed 10% of the sum of the aggregate outstanding principal balance of all Mortgage Loans and the aggregate principal amount of all Eligible Investments in the related Account;

            (e) Commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated "A-1+" and P-1 by Standard & Poor's and Moody's, respectively, at the time of such investment;

            (f) Certificates or receipts representing ownership interests in future principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian on behalf of the holders of such receipts;

            (g) Any other demand, money market or time deposit obligation, or interest-bearing security or investment as may be acceptable to the Certificate Insurer that is rated "A1+" and P-1 by Standard & Poor's and Moody's, respectively, at the time of such investment;

            (h) Commercial paper (having original maturities of not more than 365 days) rated A-1 or better by Standard & Poor's and P-1 or better by Moody's;

            (i) Investments in money market funds rated AAAm or AAAm-G by Standard & Poor's and Aaa or P-1 by Moody's;

            (j)  Investments approved in writing by the
Certificate Insurer and acceptable to Moody's and Standard &
Poor's;

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity; provided, further, that each such Eligible Investment shall be a "permitted investment" within the meaning of Code Section 860G(a)(5).

            Section 7.8. Reports by Trustee. (a) On each Distribution Date the Trustee shall provide to each Owner, to the Master Servicer, to the Certificate Insurer, to each Underwriter, to the Sponsor, to Standard & Poor's, to Moody's

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and to Bloomberg and Intex (as defined in clause (d) below) a written report in substantially the form set forth as Exhibit I hereto with respect to each Mortgage Loan Group, as such form may be revised by the Trustee, with the consent of the Master Servicer, the Certificate Insurer, Moody's and Standard & Poor's from time to time, but in every case setting forth the information requested on Exhibit I hereto and the following information:

            (i) the amount of the distribution with respect to the related Class of the Class A Certificates and the Residual Certificates;

            (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments or other unscheduled recoveries of principal included therein and separately identifying any Subordination Increase Amounts;

            (iii) the amount of such distributions allocable to interest;

            (iv) the Certificate Principal Balance for each Class of Class A Certificates as of such Distribution Date, together with the principal amount of such Class of Class A Certificates (based on a Certificate in an original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Distribution Date;

            (v) the amount of any Insured Payment included in the amounts distributed to any Class of Certificates on such Distribution Date;

            (vi) information furnished by the Sponsor pursuant to Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

            (vii) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

            (viii) the amount of any Supplemental Interest Payment, Class BI-S and Class BII-S Certificate distribution, Class R Certificate distribution and any Interest Advance on such Distribution Date, together with the amount of any unreimbursed Interest Advance then owed to the Trustee;

            (ix) the amount of any Subordination Reduction Amount with respect to each Mortgage Loan Group;

            (x) the amounts, if any, of any Realized Losses in each Mortgage Loan Group for the related Remittance Period;

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            (xi) the Rolling Delinquency Percentage, the Rolling Loss
      Percentage, Cumulative Loss Percentage, Cumulative Realized Losses, and Excess Spread Rate, each as of the related Distribution Date;

            (xii) a number with respect to each Class (the "Pool Factor" for such Class) computed by dividing the Certificate Principal Balance for such Class (after giving effect to any distribution of principal to be made on such Distribution Date) by the Original Certificate Principal Balance for such Class on the Startup Day; and

            (xiii) the Class A-2 Pass-Through Rate.

            Items (i) through (iii) above shall, with respect to each Class of Class A Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Owner of record at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Certificates for such calendar year.

            (b) In addition, on each Distribution Date the Trustee will distribute to each Owner, to the Certificate Insurer, to each Underwriter, to the Master Servicer, to the Sponsor, to Standard & Poor's, to Moody's and to Bloomberg and Intex (as defined in clause (d) below), together with the information described in Subsection (a) preceding, the following information with respect to each Mortgage Loan Group as of the close of business on the last Business Day of the prior calendar month, which is hereby required to be prepared by the Master Servicer and furnished to the Trustee for such purpose on or prior to the related Remittance Date:

            (i) the total number of Mortgage Loans in each Mortgage Loan Group and the aggregate Loan Balances thereof, together with the number, aggregate principal balances of such Mortgage Loans in such Mortgage Loan Group and the percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balance of all Mortgage Loans in the related Mortgage Loan Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent;

            (ii) the number, aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balance of all Mortgage Loans in the related Mortgage Loan Group in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

            (iii) the number, aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balance of all Mortgage Loans in the related Mortgage Loan Group relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

            (iv) the number, aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balance of all Mortgage Loans in the related Mortgage Loan Group relating to REO Properties (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i)); and

            (v) the book value of any REO Property in each Mortgage Loan Group.

            (c) The foregoing reports shall be sent be to an Owner only insofar as such Owner owns a Certificate with respect to the related Mortgage Loan Group.

            (d) The Sponsor, the Master Servicer and the Trustee on behalf of Owners and the Trust (the "Trust Parties") hereby authorize the Trustee to include the information contained in reports provided to the Certificate Insurer or the Trustee hereunder and reports prepared by the Trustee pursuant to Section 7.8(a) and (b) hereof (the "Information") on The Bloomberg, an on-line computer based information network maintained by Bloomberg L.P. ("Bloomberg"), and Intex Solutions, an on-line computer based information network maintained by Intex Solutions ("Intex") or in other electronic or print information services (each, an "Information Network") specified in writing to the Trustee by an Authorized Officer of the Sponsor. The Trust Parties agree not to commence any actions or proceedings, or otherwise assert any claims, against the Trustee or their affiliates or any of the Trustee's or its affiliates' respective agents, representatives, directors, officers or employees (collectively, the "Designated Parties"), arising out of, or related to or in connection with the dissemination and/or use of any Information by the Trustee, including, but not limited to, claims based on allegations of inaccurate, incomplete or erroneous transfer of information by the Trustee to an Information Network or otherwise (other than in connection with the Trustee's negligence or willful misconduct). The Trust Parties waive their rights to assert any such claims against the Designated Parties and fully and finally release the Designated Parties from any and all such claims, demands, obligations, actions and liabilities (other than in connection with such Designated Party's gross negligence or willful misconduct). The Trustee makes no representations or warranties, expressed or implied, of any kind whatsoever with respect to the accuracy, adequacy, timeliness, completeness, merchantability or fitness for any particular purpose of any Information in any form or manner. The authorizations, covenants and obligations of the Trust Parties under this section shall be irrevocable and shall survive the termination of this Agreement.

            Section 7.9. Additional Reports by Trustee. The Trustee shall report to the Sponsor, the Master Servicer and the Certificate Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Sponsor, the Master Servicer or the Certificate Insurer may from time to time request. Without limiting the generality of the foregoing, the Trustee shall, at the request of the Sponsor, the Master Servicer or the Certificate Insurer, transmit promptly to the Sponsor, the Master Servicer and the Certificate Insurer copies of all accounting of receipts in respect of the Mortgage Loans furnished to it by the Master Servicer and shall notify the Sponsor, the Master Servicer and the Certificate Insurer if any such receipts have not been received by the Trustee.

            Section 7.10. Supplemental Interest Payment Account, Supplement Interest Payments.

            (a) The parties hereto do hereby create and establish a trust, the "Accredited Supplemental Interest Trust 1996-1" (the "Supplemental Interest Trust"). The Supplemental Interest Trust shall hold the "Supplemental Interest Payment Account" to be held by the Trustee in its name on behalf of the Supplemental Interest Trust.

            (b) The amount, if any, on deposit in the Supplemental Interest Payment Account on any Distribution Date is the "Supplemental Interest Payment Amount Available" on such Distribution Date.

            (c) On each Distribution Date the Trustee shall withdraw from the Supplemental Interest Payment Account and deposit in the Class A-2 Distribution Account the lesser of (x) the amount by which the Class A-2 Full Interest Distribution Amount exceeds the Class A-2 Interest Distribution Amount and (y) the Supplemental Interest Payment Amount Available.

            If, on the final Determination Date with respect to the Class A-2 Certificates, the Trustee determines that the Supplemental Interest Payment Amount Available to be available on the next Distribution Date will be less than the excess of (x) the excess of
(i) the Class A-2 Full Interest Distribution Amount over (ii) the Class A-2 Interest Distribution Amount over (y) the Supplemental Interest Payment Amount Available as of such Distribution Date, the Trustee shall demand that the Designated Residual Owner fund such amount on such Distribution Date.

            (d) Any portion of the Supplemental Interest Payment Amount Available after application of clause (b) above shall be paid to the Owners of the Class BI-S Certificates and the Class BII-S Certificates, such amounts to be distributed between such Classes based proportionately upon the relative amounts of the Total Monthly Excess Spread for Group I and Group II, respectively, on such Distribution Date, in each case to such Owners pro rata in accordance with the Percentage Interests.

                                  ARTICLE VIII

                          SERVICING AND ADMINISTRATION
                                OF MORTGAGE LOANS

            Section 8.1. Master Servicer and Subservicers. (a) Acting directly or through one or more Subservicers as provided in Section 8.5, the Master Servicer, as master servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and in accordance with Accepted Servicing Practices, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

            (b) The duties of the Master Servicer shall include collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions, paying Compensating Interest and making Delinquency Advances and Servicing Advances pursuant hereto. The Master Servicer shall follow its customary standards, policies and procedures in performing its duties as Master Servicer. The Master Servicer shall cooperate with the Trustee and furnish to the Trustee with reasonable promptness information in its possession as may be necessary or appropriate to enable the Trustee to perform its tax reporting duties hereunder. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.


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

            (c) The Trustee is authorized to acknowledge, as required, any subservicing agreement between a Subservicer and the Master Servicer; provided, however, that notwithstanding the terms of any such subservicing agreement, the provisions of Section 8.7 hereof shall control.

            (d) The Master Servicer shall, in accordance with Accepted Servicing Practices, have the right to approve requests of Mortgagors for consent to (i) partial releases of Mortgage Loans and (ii) alterations, removal, demolition or division of Properties subject to Mortgage Loans. No such request shall be approved by the Master Servicer unless: (x) the provisions of the related Note have been complied with; (y) the Combined Loan-to-Value Ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Certificate Insurer) after any release does not exceed the Combined Loan-to-Value Ratio set forth for such Mortgage Loan in the Schedules of Mortgage Loans; and (z) the lien priority, monthly payment, Coupon Rate or maturity date of the related Mortgage is not affected except in accordance with Section 8.3; provided, however, that the foregoing requirements
(x), (y) and (z) shall not apply to any such situation described in this paragraph if such situation results from any condemnation or easement activity by a governmental entity. The Master Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Coupon Rate, reduce or increase the principal balance or change the final maturity date on such Mortgage Loan unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, imminent. Any such modification by the Master Servicer shall not materially and adversely affect the interests of the Owners or the Certificate Insurer.

            (e) The parties intend that the REMIC Trust shall constitute, and that the affairs of the REMIC Trust shall be conducted so as to qualify it as a REMIC. In furtherance of such intention, the Master Servicer covenants and agrees that it shall act as agent (and the Master Servicer is hereby appointed to act as agent) on behalf of the REMIC Trust and that in such capacity it shall: (i) use its best efforts to conduct the affairs of the REMIC Trust at all times that any Class of Certificates are outstanding so as to maintain the status of the REMIC Trust as a REMIC under the REMIC Provisions; (ii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of REMIC Trust or that would subject the Trust to tax and (iii) exercise reasonable care not to allow the REMIC Trust to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC.

            (f) The Master Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Subservicer as it may from time to time designate with the approval of the Certificate Insurer as provided in 8.5, but no such designation of a Subservicer shall serve to release the Master Servicer from any of its obligations under this Agreement. Such Subservicer shall have all the rights and powers of the Master Servicer with respect to such Mortgage Loans under this Agreement.

            (g) Without limiting the generality of the foregoing, but subject to Sections 8.13 and 8.14, the Master Servicer in its own name or in the name of a Subservicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Trustee to execute and deliver, and may be authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Properties, (ii) and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property on behalf of the Trustee, and (iii) to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee; provided, however, that Section 8.15(a) shall constitute a power of attorney from the Trustee to the Master Servicer or a Subservicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 8.13 and 8.14, the Trustee shall furnish the Master Servicer and any Subservicer with any powers of attorney and other documents as the Master Servicer or such Subservicer shall reasonably request to enable the Master Servicer and such Subservicer to carry out their respective servicing and administrative duties hereunder.

            (h) The Master Servicer shall give prompt notice to the Trustee and the Certificate Insurer of any action, of which the Master Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

            (i) Servicing Advances incurred by the Master Servicer or any Subservicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Master Servicer or such Subservicer to the extent described herein.

            (j) The Master Servicer shall be entitled to rely, and shall be fully protected in relying, upon any promissory note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons


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

and upon advice and statements of legal counsel (including, without limitation, counsel to the Mortgagor(s)), independent accountants and other experts selected by the Master Servicer.

            (k) The Master Servicer shall have no liability to the Sponsor, the Trustee, the Certificate Insurer, any Owner or any other Person for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that the foregoing shall not apply to any breach of representations or warranties made by the Master Servicer herein, or to any specific liability imposed upon the Master Servicer pursuant to this Agreement or any liability that would otherwise be imposed upon the Master Servicer by reason of its willful misconduct, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations or duties hereunder.

            Section 8.2. RESERVED.

            Section 8.3. Collection of Certain Mortgage Loan Payments. The Master Servicer shall generally service the Mortgage Loans in accordance with Accepted Servicing Practices. Consistent with the foregoing, the Master Servicer may (i) in its discretion waive or permit to be waived any late payment charge or assumption fee or any other fee or charge which the Master Servicer would be entitled to receive as servicing compensation, (ii) extend the due date for payments due on a Note for a period (with respect to each payment as to which the due date is extended) not greater than 90 days after the initially scheduled due date for such payment, (iii) amend any Note to extend the maturity thereof, provided that no maturity shall be extended beyond the maturity date of the Mortgage Loan with the latest maturity date and (iv) reduce the Coupon Rate or principal balance of any Note; provided that no such action by the Master Servicer shall materially and adversely affect the interests of the Certificate Insurer or the Owners.

            The Master Servicer may waive prepayment charges or penalty interest in connection with Prepayments. Any such prepayment charges so received shall be retained by the Master Servicer as additional compensation.

            Section 8.4. Delinquency Advances, Compensating Interest and Servicing Advances. (a) (i) On or before each Remittance Date, the Master Servicer shall deposit from its own funds into the Collection Account, an amount equal to the sum of the interest portions due, but not collected in the related Remittance Period (net of any amount equal to the Master Servicing Fee) with respect to Delinquent Mortgage Loans during the prior Remittance Period, but only if, in its good faith business judgment, the Master Servicer reasonably believes that such amount will ultimately be recovered from subsequent collections with respect to the related Mortgage Loan. Such amounts of the Master Servicer's own funds so deposited are "Delinquency Advances". Any Delinquency Advances funded by the Master Servicer from its own funds are reimbursable from subsequent collections on or with respect to any Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds, Released Property Proceeds, and payments from the related Mortgagor.

                  (ii) Not later than each Remittance Date, the Master Servicer or any Subservicer shall remit to the Trustee for deposit into the Distribution Account an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments in Full during the related Remittance Period and (b) its aggregate Master Servicing Fees payable in the related Remittance Period and shall not have the right to reimbursement therefor (the "Compensating Interest").

            (b) The Master Servicer shall be permitted to fund its payment of Delinquency Advances from collections on any Mortgage Loan deposited to the Collection Account but not required to be remitted to the Trustee on the related Remittance Date. To the extent the Master Servicer uses such funds, the Master Servicer must reimburse the Collection Account by the next Remittance Date to the extent funds then on deposit in the Collection Account are insufficient to cover the required remittance to the Trustee on such Remittance Date.

            (c) The Master Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses (including reasonable legal fees) incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of REO Property (including, without limitation, realtors' commissions) and (iv) advances made for taxes, insurance and other charges against the Property. Each such expenditure will constitute a "Servicing Advance"; provided, that the Master Servicer shall only be required to pay such amounts to the extent it reasonably believes that such amount will be recovered from subsequent collections on or with respect to the related Mortgage Loan. The Master Servicer may recover Servicing Advances from the Mortgagors to the extent permitted by the Mortgage Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds, Insurance Proceeds and/or Released Mortgage Property Proceeds realized with respect to the related Mortgage Loan or, if the Master Servicer, following receipt of all amounts on a Mortgage Loan which the Master Servicer expects to recover with respect to such Mortgage Loan, has any unreimbursed Servicing Advances with respect to such Mortgage Loan ("Nonrecoverable Advances"), the Master Servicer may recover the amount thereof from collections on the Mortgage Loans generally.


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            Section 8.5. Subservicing Agreements Between Master Servicer and
Subservicers. The Master Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement. The Master Servicer shall give notice to the Certificate Insurer and the Trustee of the appointment of any Subservicer and shall furnish to the Certificate Insurer and the Trustee a copy of the Subservicing Agreement. The Master Servicer shall give notice to each Rating Agency of the appointment of any Subservicer. No such appointment of a Subservicer shall be effective without the consent of the Certificate Insurer. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when any Subservicer has received such payments. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement.

            Section 8.6. Successor Subservicers. The Master Servicer may, with the consent of the Certificate Insurer, terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and thereafter directly service the related Mortgage Loans itself or enter into a Subservicing Agreement with a successor Subservicer that qualifies under Section
8.5. The Master Servicer shall give notice to each Rating Agency of the termination of any Subservicer and the appointment of any successor Subservicer.

            Section 8.7. Liability of Master Servicer. The Master Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or otherwise, and the Master Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer by such Subservicer and nothing contained in such Subservicing Agreement shall be deemed to limit or modify this Agreement. The Trust shall not indemnify the Master Servicer for any losses due to the Master Servicer's negligence.

            Section 8.8. No Contractual Relationship Between Subservicer and Trustee or the Owners. Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and the Master Servicer alone and the Certificate Insurer, the Trustee and the Owners shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section 8.9 and the related Subservicing Agreement.


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

            Section 8.9. Assumption or Termination of Subservicing Agreement by Trustee. In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Master Servicer hereunder by the Trustee pursuant to Section 8.22, it is understood and agreed that the Master Servicer's rights and obligations under any Subservicing Agreement then in force between the Master Servicer and a Subservicer may be assumed or terminated by the Trustee at its option subject to Section 12.2 as successor to the Master Servicer.

            The Master Servicer shall, upon request of the Trustee or the Certificate Insurer, but at the expense of the Master Servicer, deliver to the assuming party documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party, without the payment of any fee by the Trustee, any Owner or the Certificate Insurer, notwithstanding any contrary provision in any Subservicing Agreement.

            Section 8.10. Collection Account.

            (a) The Master Servicer and/or each Subservicer, as applicable, shall establish in the name of the Trust for the benefit of the Owners of the Certificates and the Certificate Insurer maintain at one or more Designated Depository Institutions the Collection Account.

            Subject to Subsections (c) and (e) below, the Master Servicer and any Subservicer shall deposit all receipts related to the Mortgage Loans to the Collection Account on a daily basis (but no later than the second Business Day after receipt).

            On the Startup Day the Sponsor and/or the Master Servicer shall deposit to the Collection Account all receipts related to the Mortgage Loans which relate to or are received on or after the Cut-Off Date.

            (b) All funds in the Collection Account may only be held (i) uninvested, up to the limits insured by the FDIC or (ii) invested in Eligible Investments. The Collection Account shall be held in trust in the name of the Trust and for the benefit of the Owners of the Certificates. Any investment earnings on funds held in the Collection Account shall be for the account of the Master Servicer and may only be withdrawn from the Collection Account by the Master Servicer immediately following the remittance of the Monthly Remittance Amounts by the Master Servicer. Any references herein to amounts on deposit in the Collection Account shall refer to amounts net of such investment earnings. Any investment losses are at the expense of the Master Servicer and shall be replaced on or prior to the Remittance Date.


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            (c) Subject to Subsection (e) below, the Master Servicer shall deposit to the Collection Account all principal and interest collections on the Mortgage Loans received on or after the Cut-Off Date including any Prepaid Installments, Prepayments and Net Liquidation Proceeds, all Loan Purchase Prices and Substitution Amounts received or paid by the Master Servicer with respect to the Mortgage Loans, other recoveries or amounts related to the Mortgage Loans received by the Master Servicer, Compensating Interest and Delinquency Advances together with any amounts which are reimbursable from the Collection Account, but net of (i) the Master Servicing Fee with respect to each Mortgage Loan and other servicing compensation to the Master Servicer as permitted by Section 8.16 hereof, (ii) principal (including Prepayments) collected on the related Mortgage Loans prior to the Cut-Off Date, (iii) interest accruing on the related Mortgage Loans prior to the Cut-Off Date and (iv) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the Loan Balance of the related Mortgage Loan, plus accrued and unpaid interest thereon at the related Coupon Rate net of the Master Servicing Fee.

            (d) (i) The Master Servicer may make withdrawals from the Collection Account only for the following purposes:

            (A) to effect the timely remittance to the Trustee of the Monthly Remittance Amounts due on the Remittance Date;

            (B) to reimburse itself, from collections on the related Mortgage Loans, for unrecovered Delinquency Advances and Servicing Advances;

            (C) to reimburse itself for any Delinquency Advances or Servicing Advances determined in good faith to have become Nonrecoverable Advances;

            (D) to pay itself the Master Servicing Fee to the extent not retained or paid pursuant to Section 8.10(c);

            (E) to pay the Sponsor with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to this Agreement all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price was determined;

            (F) to withdraw investment earnings on amounts on deposit in the Collection Account;

            (G) to withdraw amounts that have been deposited to the Collection Account in error;


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            (H)   to reimburse itself or the Sponsor pursuant to Section 8.26;
                  and

            (I) to clear and terminate the Collection Account following the termination of the Trust Estate pursuant to Article X.

            (ii) On the fifteenth day of each month, the Master Servicer shall send to the Trustee a report, in the form of a computer tape, detailing the payments on the Mortgage Loans during the prior Remittance Period. Such tape shall be in the form and have the specifications as may be agreed to between the Master Servicer and the Trustee from time to time.

            (iii) On each Remittance Date the Master Servicer shall remit to the Trustee by wire transfer, or otherwise make funds available in immediately available funds, each Monthly Remittance Amount.

            (e) To the extent that the ratings, if any, then assigned to the unsecured debt of the Master Servicer or of the Master Servicer's ultimate corporate parent are satisfactory to the Certificate Insurer, Moody's and Standard & Poor's, then the requirement to maintain the Collection Account may be waived by an instrument signed by the Certificate Insurer, Standard & Poor's and Moody's, and the Master Servicer may be allowed to co-mingle with its general funds the amounts otherwise required to be deposited to the Collection Account, on such terms and subject to such conditions as the Certificate Insurer, Moody's and Standard & Poor's may permit.

            Section 8.11. Purchase or Substitution of Certain Mortgage Loans. The Master Servicer may, but is not obligated to, purchase for its own account any Mortgage Loan which becomes Delinquent, in whole or in part, as to four consecutive monthly installments or any Mortgage Loan as to which enforcement proceedings have been brought by the Master Servicer or by any Subservicer pursuant to Section 8.14. Any such Loan so purchased shall be purchased by the Master Servicer on a Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Collection Account.

            In lieu of such a purchase, the Master Servicer may substitute a Qualified Replacement Mortgage (and deposit the related Substitution Amount, if any). Any such substitution shall be effected in a similar manner to substitutions described in Section 3.4 hereof.

            Section 8.12. Maintenance of Insurance. (a) The Master Servicer shall cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a carrier licensed in the state in which the Property is located that provides for fire and extended coverage, and which provides


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for a recovery by the named insured of insurance proceeds relating to such
Mortgage Loan in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan (together in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (ii) the minimum amount required to compensate for loss or damage on a replacement cost basis and (iii) the full insurable value of the premises.

            (b) If the Mortgage Loan at the time of origination relates to a Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards as designated to the Master Servicer by the Sponsor, the Master Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Master Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan of not less than the least of (i) the outstanding principal balance of the Mortgage Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Master Servicer shall indemnify the Trust and the Certificate Insurer out of the Master Servicer's own funds for any loss to the Trust and the Certificate Insurer resulting from the Master Servicer's failure to maintain the insurance required by this Section.

            (c) In the event that the Master Servicer shall obtain and maintain a blanket policy with an insurer either (i) having a General Policy rating of A:VIII or better in Best's Key Rating Guide or (ii) approved in writing by the Certificate Insurer, such approval not to be unreasonably withheld, insuring against fire, flood and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of this Section 8.12, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 8.12, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Property a policy complying with the preceding paragraphs of this
Section 8.12, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account from the Master Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraphs of this Section 8.12 and the amount paid under such


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blanket policy. Upon the request of the Trustee or the Certificate Insurer, the
Master Servicer shall cause to be delivered to the Trustee or the Certificate Insurer, a certified true copy of such policy.

            Section 8.13. Due-on-Sale Clauses; Assumption and Substitution Agreements. When a Property has been or is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Note; provided, however, that the Master Servicer shall not exercise any such right if (i) the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or (ii) the Master Servicer reasonably believes that to permit an assumption of the Mortgage Loan would not materially and adversely affect the interest of the Owners or of the Certificate Insurer. In such event, the Master Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Note and, unless prohibited by applicable law or the mortgage documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Master Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Note; provided, however, that to the extent any such substitution of liability agreement would be delivered by the Master Servicer outside of its usual procedures for mortgage loans held in its own portfolio the Master Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Certificate Insurer. The Mortgage Loan, if assumed, shall conform in all respects to the requirements and representations and warranties of this Agreement. The Master Servicer shall notify the Trustee that any applicable assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Master Servicer shall be responsible for promptly recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed, the Coupon Rate shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Master Servicer or the Subservicer for consenting to any such conveyance or entering into an


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assumption or substitution agreement shall be retained by or paid to the Master
Servicer as additional servicing compensation.

            Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

            Section 8.14. Realization Upon Defaulted Mortgage Loans. (a) The Master Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Master Servicer has not purchased or replaced pursuant to Section 8.11, unless the Master Servicer reasonably believes that Net Liquidation Proceeds with respect to such Mortgage Loan would not be increased as a result of such foreclosure or other action, in which case, such Mortgage Loan will be charged-off and will become a Liquidated Loan. The Master Servicer shall have no obligation to purchase any Property at any foreclosure sale. In connection with such foreclosure or other conversion, the Master Servicer shall exercise foreclosure procedures with the same degree of care and skill in their exercise or use, as it would ordinarily exercise or use under the circumstances in the conduct of their own affairs. Any amounts including Liquidation Expenses, advanced by the Master Servicer in connection with such foreclosure or other action shall constitute "Servicing Advances" within the meaning of Section 8.4(c) hereof. The Master Servicer shall sell any REO Property within 23 months of its acquisition by the Trust, unless the Master Servicer obtains for the Trustee an opinion of counsel experienced in federal income tax matters, addressed to the Trustee, the Certificate Insurer and the Master Servicer, to the effect that the holding by the Trust of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the REMIC Trust as defined in Section 860F of the Code or cause the Trust to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are outstanding, in which case the Master Servicer shall sell any REO Property by the end of any extended period specified in any such opinion.

            Pursuant to its efforts to sell any REO Property, the Master Servicer either itself or through an agent selected by the Master Servicer shall manage, conserve, protect and operate such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Master Servicer, rent the same, or any part thereof, as the Master Servicer deems to be


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in the best interest of the Master Servicer for the period prior to the sale of such REO Property. The net income generated from the REO Property and the proceeds from a sale of any REO Property shall be deposited in the Collection Account.

            (b) If the Master Servicer has reason to believe that a Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure contains environmental or hazardous waste risks known to the Master Servicer, the Master Servicer shall notify the Trustee and the Certificate Insurer prior to acquiring the Property. The Master Servicer shall not institute foreclosure actions with respect to such a property if it reasonably believes that such action would not be consistent with the Accepted Servicing Practices, and in no event shall the Master Servicer be required to manage, operate or take any other action with respect thereto which the Master Servicer in good faith believes will result in "clean-up" or other liability under applicable law, unless the Master Servicer receives an indemnity acceptable to it in its sole discretion.

            (c) The Master Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts if any it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Liquidated Loan".

            (d) To the extent Net Liquidation Proceeds exceed the sum of (i) the Loan Balance of the related Mortgage Loan and (ii) accrued and unpaid interest on such Mortgage Loan at the related Coupon Rate, net of the related Master Servicing Fee, such amount shall, to the extent required by law, be paid over to the related Mortgagor, or otherwise, paid directly to the Sponsor.

            (e) With respect to its obligations under this Section 8.14, the Master Servicer shall take all such actions as it reasonably believes are consistent with Accepted Servicing Practices.

            Section 8.15. Trustee to Cooperate; Release of Mortgage Files. (a) Upon the payment in full of any Mortgage Loan or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or a Subservicer shall deliver to the Trustee a Master Servicer's Trust Receipt. Upon receipt of such Master Servicer's Trust Receipt, the Trustee shall promptly release the related Mortgage File, in trust to (i) the Master Servicer or a Subservicer, as the case may be, (ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee, in each case pending its release by the Master Servicer or a Subservicer, as the case may be, such escrow agent or such employee, agent or attorney of the Trustee, as the case may be. Upon any such payment in full,


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or the receipt of such notification that such funds have been placed in escrow, the Master Servicer or a Subservicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Master Servicer or a Subservicer, as the case may be, may prepare and submit to the Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Master Servicer or a Subservicer, as the case may be; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

            (b) (i) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon request of the Master Servicer or a Subservicer and delivery to the Trustee of a Master Servicer's Trust Receipt, release the related Mortgage File to the Master Servicer or a Subservicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Master Servicer; provided that there shall not be released and unreturned at any one time more than 10% of the entire number of Mortgage Files. The Trustee shall complete in the name of the Trustee any endorsement in blank on any Note prior to releasing such Note to the Master Servicer or a Subservicer. Such receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer or a Subservicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of the liquidation information, in physical or electronic form, a copy of the Master Servicer's Trust Receipt shall be released by the Trustee to the Master Servicer or a Subservicer as the case may be.

            (ii) Each Master Servicer's Trust Receipt may be delivered to the Trustee (i) via mail or courier, (ii) via facsimile or (iii) by such other means, including, without limitation, electronic or computer readable medium, as the Master Servicer or any Subservicer and the Trustee shall


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mutually agree. The Trustee shall promptly release the related Mortgage File(s)
within five (5) to seven (7) Business Days of receipt of a properly completed Master Servicer's Trust Receipt pursuant to clauses (i), (ii) or (iii) above or such shorter period as may be agreed upon by the Master Servicer or any Subservicer and the Trustee. Receipt of a Master Servicer's Trust Receipt pursuant to clauses (i), (ii) or (iii) above shall be authorization to the Trustee to release such Mortgage Files, provided the Trustee has determined that such Master Servicer's Trust Receipt has been executed, with respect to clauses
(i) or (ii) above, or approved, with respect to clause (iii) above, by an Authorized Officer of the Master Servicer or Subservicer, as the case may be. If the Trustee is unable to release the Mortgage Files within the time frames previously specified, the Trustee shall immediately notify the Master Servicer or Subservicer, as the case may be, indicating the reason for such delay, but in no event shall such notification be later than five Business Days after receipt of a Master Servicer's Trust Receipt. If the Master Servicer or Subservicer, as the case may be, is required to pay penalties or damages due solely to the Trustee's negligent failure to release the related Mortgage File or the Trustee's negligent failure to execute and release documents in a timely manner, the Trustee shall be liable for such penalties or damages.

      On each day that the Master Servicer or Subservicer, as the case may be, delivers to the Trustee Master Servicer's Trust Receipts pursuant to clauses
(ii) or (iii) above, the Master Servicer or Subservicer, as the case may be, shall also submit to the Trustee a summary of the total number of such Master Servicer's Trust Receipts requested on such day by the same method as described in such clauses (ii) or (iii) above.

            (c) No costs associated with the procedures described in this
Section 8.15 shall be an expense of the Trust.

            (d) The provisions set forth in Subsections (a) and (b) may be superseded by any waiver of the Document Delivery Requirement as may be given by the Certificate Insurer, Moody's and Standard & Poor's pursuant to Section 3.5(j) hereof.

            Section 8.16. Servicing Compensation. As compensation for its activities hereunder, the Master Servicer shall be entitled to retain the amount of the Master Servicing Fee with respect to each Mortgage Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Collection Account pursuant to Section 8.10(c) and similar items may, to the extent collected from Mortgagors, be retained by the Master Servicer.


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            Section 8.17. Annual Statement as to Compliance. The Master
Servicer, at its own expense, will deliver to the Trustee, Certificate Insurer, Standard & Poor's and Moody's, on or before the last day of March of each year, commencing in 1997, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during such preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such defaults.

            Section 8.18. Annual Independent Certified Public Accountants' Reports. On or before the last day of March of each year, commencing in 1997, the Master Servicer, at its own expense, shall cause to be delivered to the Trustee, the Certificate Insurer, Standard & Poor's and Moody's a letter or letters of Arthur Andersen & Co., or other firm of independent, nationally recognized certified public accountants reasonably acceptable to the Certificate Insurer stating that such firm has, with respect to the Master Servicer's overall servicing operations (i) performed applicable tests in accordance with the compliance testing procedures as set forth in Appendix 3 of the Audit Guide for Audits of HUD Approved Nonsupervised Mortgages or (ii) examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Subservicers. Immediately upon receipt of such report, the Master Servicer shall furnish a copy of such report to the Trustee, the Certificate Insurer and each Rating Agency.

            To the extent that 100% of the Mortgage Loans are being sub-serviced by a single Subservicer with respect to all collection activity, comparable reports of such Subservicer shall satisfy the requirements of this Section 8.18.

            Section 8.19. Access to Certain Documentation and Information Regarding the Mortgage Loans; Confidentiality. The Master Servicer shall provide to the Trustee, the Certificate Insurer, the FDIC and the supervisory agents and examiners (as required in the latter case by applicable State and federal regulations) of each of the foregoing access to the documentation regarding the Mortgage Loans, such access


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being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

            Upon any change in the format of the computer tape maintained by the Master Servicer in respect of the Mortgage Loans, the Master Servicer shall deliver a copy of such computer tape to the Trustee and in addition shall provide a copy of such computer tape to the Trustee and the Certificate Insurer at such other times as the Trustee or the Certificate Insurer may reasonably request.

            The Master Servicer shall keep confidential (including from affiliates thereof) information concerning the Mortgage Loans, except as required by law.

            Section 8.20. Payment of Taxes, Insurance and Other Charges. If any Mortgage Loan requires the Mortgagor to make any of the payments specified below, the Master Servicer shall cause to be established and maintained one or more escrow accounts, which may be interest-bearing, and shall deposit and retain therein all collections received from Mortgagors for the payment of taxes, assessments, fire, hazard, and flood insurance premiums, and comparable items for the account of the Mortgagors pursuant to the terms of the Mortgage and applicable federal and state laws. Withdrawal of amounts so collected from a Mortgagor may be made only to (i) effect payment of taxes, assessments, fire, hazard and flood insurance premiums, and comparable items; (ii) reimburse the Master Servicer out of related collections for any payments made for payment of taxes, assessments, fire, hazard and flood insurance premiums, and comparable items; (iii) refund to Mortgagors any sums as may be determined to be overpayments; (iv) pay interest, if required, to Mortgagors, or otherwise to the Master Servicer, on balances in such escrow accounts; (v) remove from the escrow accounts any deposit made therein in error; or (vi) clear and terminate such escrow accounts upon satisfaction of the related Mortgage or the termination of this Agreement. The Master Servicer shall pay interest to the Mortgagors on funds collected and deposited in the escrow accounts to the extent required by law; and to the extent that interest earned on funds in such escrow accounts is insufficient to pay such interest, the Master Servicer shall pay such interest from its own funds, without any reimbursement therefor.

            Section 8.21. Assignment of Agreement. The Master Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Trustee, the Certificate Insurer and any Subservicer, which consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in Section 8.22(f) hereof for a successor servicer. Notice of any such assignment shall be given by the Master Servicer to the Trustee, the Certificate Insurer and Moody's.


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            Section 8.22. Removal of Master Servicer; Resignation of Master
Servicer. (a) The Trustee with the consent of the Certificate Insurer, or the Certificate Insurer (or the Owners pursuant to Section 6.11 hereof) may remove the Master Servicer and terminate the rights and obligations of the Master Servicer under this Agreement by written notice to the Master Servicer upon the occurrence of any of the following events:

            (i) The Master Servicer shall fail to remit any amounts to be deposited in the Distribution Account hereunder or deliver to the Trustee any proceeds or required payment, which failure continues unremedied for three Business Days following written notice to an Authorized Officer of the Master Servicer from the Trustee or from any Owners of Certificates representing 25% or more of the Percentage Interests of each Class of Class A Certificates.

            (ii) The Master Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due, (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or
      (VI) take corporate action for the purpose of effecting any of the foregoing;

            (iii) If without the application, approval or consent of the Master Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Master Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or similar entity with respect to the Master Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Master Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of sixty (60) consecutive days; or


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

            (iv) The Master Servicer shall fail to perform any one or more of its obligations hereunder other than the obligations contemplated by Subsection 8.22(i) above which materially and adversely affects the interests of the Owners or the Certificate Insurer, and shall continue in default thereof for a period of thirty (30) days after notice by the Trustee or the Certificate Insurer of said failure; provided, however, that if the Master Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer; or

            (v) The Master Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 3.2 which materially and adversely affects the interests of the Owners or Certificate Insurer for a period of thirty (30) days after the Master Servicer's discovery or receipt of notice thereof; provided, however, that if the Master Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer.

            (b) In addition, the Certificate Insurer may remove the Master Servicer upon the occurrence of either of the following events:

                  (x) (i) for the 1st through the 12th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 1.75%, (ii) for the 13th through the 24th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 2.25%, (iii) for the 25th through the 36th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 4.00%, (iv) for the 37th through the 48th Distribution Dates, if the Cumulative Loss percentage and Distribution Date is more than 4.75% and (v) for the 49th Distribution Date and any Distribution Date thereafter, if the Cumulative Loss Percentage for such Distribution Date is more than 5.25%, or

                  (y) the Rolling Delinquency Percentage for any Distribution
            Date is more than 13.0%.

Upon the Trustee's determination that a required Delinquency Advance or payment of Compensating Interest has not been made by the Master Servicer, the Trustee shall so notify in writing an Authorized Officer of the Master Servicer and the Certificate Insurer as soon as is reasonably practical.


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            (c) The Master Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer at the date of this Agreement. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Trustee and the Certificate Insurer.

            (d) No removal or resignation of the Master Servicer shall become effective until the Subservicer if it so elects and with the consent of the Certificate Insurer, and if not the Subservicer, the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, with the consent of the Certificate Insurer, and obligations in accordance with this Section. If no successor servicer is available, the Trustee shall act as successor servicer and perform all of the obligations of this Section, including, without limitation, making Delinquency Advances and paying Compensating Interest; provided, however, that the Trustee will not be obligated to act as successor servicer if it is legally unable to perform its duties hereunder.

            (e) Upon removal or resignation of the Master Servicer, the Master Servicer also shall promptly deliver or cause to be delivered to a successor servicer or the Trustee all the books and records (including, without limitation, records kept in electronic form) that the Master Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Master Servicer's possession.

            (f) Any collections received by the Master Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly and immediately to the Trustee or the successor Master Servicer.

            (g) If the Subservicer does not become the successor Master Servicer, upon removal or resignation of the Master Servicer, the Trustee (x) may solicit bids for a successor servicer as described below, and (y) pending the appointment of a successor Master Servicer as a result of soliciting such bids, shall serve as Master Servicer. The Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Master Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has shareholders' equity of not less than $15,000,000, as determined in accordance with generally accepted accounting principles, and acceptable to the Certificate Insurer as the successor to the Master


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Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Master Servicing Fees, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein.

            (h) In the event the Trustee solicits bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Master Servicer shall be entitled to the full amount of the aggregate Master Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. Notwithstanding the foregoing or anything to the contrary herein, no appointment of a successor Master Servicer shall be effective without the prior written consent of the Certificate Insurer.

            (i) The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor Master Servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Master Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Master Servicer, as applicable, all amounts which then have been or should have been deposited in the Collection Account by the Master Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor Master Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory


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authority having jurisdiction over the Master Servicer or (iii) any breaches of a predecessor Servicer.

            (j) The Trustee or any other successor Master Servicer, upon assuming the duties of Master Servicer hereunder, shall immediately make all Delinquency Advances and pay all Compensating Interest which the Master Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided, however, that if the Trustee is acting as successor Master Servicer, the Trustee shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause (i)) if, in the Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the related Mortgage Loans.

            (k) The Master Servicer which is being removed or is resigning shall give notice to the Mortgagors and to Moody's and Standard & Poor's of the transfer of the servicing to the successor.

            (l) The Trustee shall give prompt notice to the Certificate Insurer, Moody's and Standard & Poor's and to the Owners of the occurrence of any event specified in Section 8.22(a) of which the Trustee has knowledge.

            Section 8.23. Inspections by Certificate Insurer; Errors and Omissions Insurance. (a) At any reasonable time and from time to time upon reasonable notice, the Certificate Insurer, the Trustee, or any agents or representatives thereof may inspect the Master Servicer's servicing operations and discuss the servicing operations of the Master Servicer with any of its officers or directors. The costs and expenses incurred by the Master Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Master Servicer.

            (b) The Master Servicer agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent generally maintained by prudent mortgage loan servicers having direct servicing portfolios of a similar size.

            Section 8.24. Merger, Conversion, Consolidation or Succession to Business of Master Servicer. Any corporation into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to all or substantially all of the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that such corporation meets the qualifications set forth in Section 8.22(f).


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            Section 8.25. Notices of Material Events. The Master Servicer shall give prompt notice to the Certificate Insurer, the Trustee, Moody's and Standard & Poor's of the occurrence of any of the following events:

            (a) Any default or any fact or event which results, or which with notice or the passage of time, or both, would result in the occurrence of an "Event of Default" by the Sponsor or the Master Servicer under any Transaction Document or would constitute a material breach of a representation, warranty or covenant under any Transaction Document;

            (b) The submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Sponsor or the Master Servicer in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon any the Sponsor's or the Master Servicer's ability to perform its obligations under any Transaction Document;

            (c) The commencement of any proceedings by or against the Sponsor or the Master Servicer under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested for the Sponsor or the Master Servicer; and

            (d) The receipt of notice from any agency or governmental body having authority over the conduct of any of the Sponsor's or the Master Servicer's business that the Sponsor or the Master Servicer is to cease and desist, or to undertake any practice, program, procedure or policy employed by the Sponsor or the Master Servicer in the conduct of the business of any of them, and such cessation or undertaking will materially adversely affect the conduct of the Sponsor's or the Master Servicer's business or its ability to perform under the Transaction Documents or materially adversely affect the financial affairs of the Sponsor or the Master Servicer.

            Section 8.26. Limitation on Liability of the Sponsor and the Master Servicer. Neither the Sponsor, the Master Servicer nor any of the directors, officers, employees or agents of the Sponsor or the Master Servicer shall be under any liability to the Certificate Insurer, the Trust Estate or the Owners for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sponsor or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer or the Sponsor pursuant to any other Section hereof; and provided further that this provision shall not


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protect the Sponsor, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Sponsor, the Master Servicer and any director, officer, employee or agent of the Sponsor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Sponsor, the Master Servicer and any director, officer, employee or agent of the Sponsor or the Master Servicer shall be indemnified and held harmless by the Trust against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or Certificates, with respect to the Master Servicer, other than any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under this Agreement, or with respect to the Sponsor and the Master Servicer, any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Sponsor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Sponsor or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Owners hereunder. In the event the Sponsor or the Master Servicer take any action as described in the preceding sentence, the legal expenses and costs of such action, if previously approved in writing by the Certificate Insurer, which approval shall not be unreasonably withheld, and any liability resulting therefrom will be expenses, costs and liabilities of the Trust, and the Master Servicer or the Sponsor, as the case may be, will be entitled to be reimbursed therefor out of funds in the Collection Account.

                                   ARTICLE IX

                              TERMINATION OF TRUST

            Section 9.1. Termination of Trust. The Trust created hereunder and all obligations created by this Agreement will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to this Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance


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made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b)
the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, (ii) at any time when a Qualified Liquidation of the REMIC Trust is effected as described below or (iii) as described in Section
9.2 or 9.3 hereof. To effect a termination of this Agreement pursuant to clause
(ii) above, the Owners of all Certificates then Outstanding shall (x) unanimously direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation with respect to the REMIC Trust, as contemplated by Section 860F(a)(4) of the Code and (y) provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such liquidation constitutes a Qualified Liquidation, and the Trustee either shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates based on their interests in the Trust, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation; provided, however, that no such liquidation plan shall be adopted without the consent of the Certificate Insurer if such liquidation would result in a claim under the Certificate Insurance Policy. In no event, however, will the Trust created by this Agreement continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the United Kingdom, living on the date hereof. The Trustee shall give written notice of termination of the Agreement to each Owner in the manner set forth in Section 11.5.

            Section 9.2. Termination Upon Option of Owners of a Majority in Percentage Interest represented by the Class R Certificates. (a) On any Remittance Date on or after the Clean-Up Call Date, the Owners of a majority in Percentage Interest represented by the Class R Certificates acting directly or through one or more affiliates may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans in the Trust Estate and all property theretofore acquired in respect of any such Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to the sum of (v) the greater of
(i) 100% of the aggregate Loan Balances of the related Mortgage Loans as of the day of purchase minus the amount actually remitted by the Master Servicer representing the related Monthly Principal Remittance Amount on such Remittance Date for the related Remittance Period and (ii) the fair market value of such Mortgage Loans (disregarding accrued interest), (w) the amount of any difference between the related Monthly Interest Remittance Amount actually remitted by the Master Servicer on such


                                       98

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Remittance Date and the related Monthly Interest Remittance Amount due on such
Remittance Date, (x) any Reimbursement Amount as of such Remittance Date and (y) the aggregate amount of any Delinquency Advances and Servicing Advances remaining unreimbursed, together with any accrued and unpaid Master Servicing Fees, as of such Remittance Date (such amount, the "Termination Price"). In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Collection Account for deposit to the Distribution Account, which deposit shall be deemed to have occurred immediately preceding such purchase. Notwithstanding the foregoing, no termination under this Section 9.2 may be effected without the consent of the Certificate Insurer if it would result in a claim under the Certificate Insurance Policy.

            (b) In connection with any such purchase, the Owners of a majority in Percentage Interest represented by the Class R Certificates shall provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such purchase constitutes a Qualified Liquidation of the REMIC Trust.

            (c) Promptly following any such purchase, the Trustee will release the Mortgage Files to the Owners of a majority in Percentage Interest represented by the Class R Certificates or otherwise upon their order, in a manner similar to that described in Section 8.15 hereof.

            (d) If the Owners of a majority in Percentage Interest represented by the Class R Certificates do not exercise their option pursuant to this
Section 9.2 with respect to the Trust Estate, then the Certificate Insurer may do so on the same terms.

            Section 9.3. Termination Upon Loss of REMIC Status. (a) Following a
(x) final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or (y) if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the REMIC Trust does not and will no longer qualify as a "REMIC" pursuant to Section 860D of the Code (the "Final Determination") or (z) following the delivery of an opinion of counsel ("REMIC Opinion") to the effect that the effect of the Final Determination is to increase substantially the probability that the REMIC Trust will no longer qualify as a "REMIC" pursuant to
Section 860D of the Code, on any Remittance Date on or after the date which is 30 calendar days following such Final Determination, (i) the Owners of a majority in Percentage Interest represented by each Class of the Class A Certificates then Outstanding may direct the Trustee to adopt a plan of complete liquidation with respect to the Trust Estate and (ii) the Certificate Insurer may notify the Trustee of the Certificate Insurer's determination to purchase from


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the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a price equal to the Termination Price. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Collection Account for deposit in the Distribution Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

            (b) Upon receipt of such direction from the Owners of such Class A Certificates or such notice from the Certificate Insurer, the Trustee shall notify the holders of the Residual Certificates of such election to liquidate or such determination to purchase, as the case may be, (the "Termination Notice"). The Owners of a majority of the Percentage Interest of the Residual Certificates then Outstanding may, on any Remittance Date, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price.

            (c) If, during the Purchase Option Period, the Owners of the Residual Certificates have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period (i) in the event that the Owners of the Class A Certificates have given the Trustee the direction described in clause (a)(i) above, the Trustee shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, such that, if so directed, the liquidation of the Trust Estate, the distribution of the proceeds of such liquidation occur no later than the close of the 60th day, or such later day as the Owners of the Class A Certificates shall permit or direct in writing, after the expiration of the Purchase Option Period and (ii) in the event that the Certificate Insurer has given the Trustee notice of the Certificate Insurer's determination to purchase the Mortgage Loans in the Trust Estate described in clause (a)(ii) preceding, the Certificate Insurer shall, on any Remittance Date within 60 days, purchase all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Collection Account for deposit to the Distribution Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

            (d) Following a Final Determination, the Owners of a majority of the Percentage Interest of the Residual


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Certificates then Outstanding may, at their option on any Remittance Date and upon delivery to the Owners of the Class A Certificates and the Certificate Insurer of an opinion of counsel experienced in federal income tax matters selected by the Owners of such Residual Certificates which opinion shall be reasonably satisfactory in form and substance to a majority of the Percentage Interests represented by the Class A Certificates then Outstanding and the Certificate Insurer, to the effect that the effect of the Final Determination is to increase substantially the probability that the gross income of the REMIC Trust will be subject to federal taxation, purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Collection Account for deposit to the Distribution Account, which deposit shall be deemed to have occurred immediately preceding such purchase. The foregoing opinion shall be deemed satisfactory unless the Owners of a majority of the Percentage Interest represented by the Class A Certificates then Outstanding or the Certificate Insurer give the Owners of a majority of the Percentage Interest of the Residual Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.

            (e) Notwithstanding anything to the contrary herein, no termination or liquidation under this Section 9.3 shall be effective without the consent of the Certificate Insurer if it would result in a claim under the Certificate Insurance Policy.

            Section 9.4. Disposition of Proceeds. The Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation of the Trust Estate pursuant to this Article IX to the Distribution Account; provided, however, that any amounts representing Master Servicing Fees, unreimbursed Delinquency Advances or unreimbursed Servicing Advances theretofore funded by the Master Servicer from the Master Servicer's own funds shall be paid by the Trustee to the Master Servicer.

            Section 9.5. Netting of Amounts. If any Person paying the Termination Price would receive a portion of the amount so paid, such Person may net any such amount against the Termination Price otherwise payable.


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                                    ARTICLE X

                                   THE TRUSTEE

            Section 10.1. Certain Duties and Responsibilities.

            (a) The Trustee (i) undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

            (b) Notwithstanding the appointment of the Master Servicer hereunder, the Trustee is hereby empowered to perform the duties of the Master Servicer hereunder following the failure of the Master Servicer to perform, whether pursuant to Section 8.22 hereof or otherwise. Specifically, and not in limitation of the foregoing, the Trustee shall have the power:

            (i)   to collect Mortgagor payments;

            (ii)  to foreclose on defaulted Mortgage Loans;

            (iii) to enforce due-on-sale clauses and to enter into assumption and substitution agreements as permitted by Section 8.13 hereof;

            (iv)  to deliver instruments of satisfaction pursuant to Section
                  8.15;

            (v) to make Delinquency Advances and Servicing Advances and to pay Compensating Interest, and

            (vi)  to enforce the Mortgage Loans.

            (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved


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

                  that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or of the Owners of a majority in Percentage Interest of the Certificates of the affected Class or Classes and the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement relating to such Certificates.

            (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

            (e) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (f) The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

            (g) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

            Section 10.2. Removal of Trustee for Cause. (a) The Trustee may be removed pursuant to paragraph (b) hereof upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) the Trustee shall fail to distribute to the Owners entitled thereto on any Distribution Date amounts


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

            available for distribution in accordance with the terms hereof; or

      (2) the Trustee shall fail in the performance of, or breach, any covenant or agreement of the Trustee in this Agreement, or if any representation or warranty of the Trustee made in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after there shall have been given, by registered or certified mail, to the Trustee by the Sponsor, the Certificate Insurer or by the Owners of at least 25% of the aggregate Percentage Interests represented by each Class of the Class A Certificates then Outstanding, or, if there are no Class A Certificates then Outstanding, by such Percentage Interests represented by any Class of Class B Certificates, a written notice specifying such failure or breach and requiring it to be remedied; or

      (3) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Trustee, and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; or

      (4) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Trustee is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Trustee or relating to all or substantially all of its property; or

      (5) the Trustee shall become insolvent (however insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take corporate action for the purpose of any of the foregoing.

            The Sponsor shall give to the Certificate Insurer, Moody's and Standard & Poor's notice of the occurrence of any such event of which the Sponsor is aware.


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            (b) If any event described in Paragraph (a) occurs and is
continuing, then and in every such case (i) the Certificate Insurer or (ii) with the prior written consent (which shall not be unreasonably withheld) of the Certificate Insurer (x) the Sponsor or (y) the Owners of a majority of the Percentage Interests represented by each Class of the Class A Certificates, or, if there are no Class A Certificates then Outstanding, by such Percentage Interest represented by any Class of Class B Certificates then Outstanding may, whether or not the Trustee resigns pursuant to Section 10.9 hereof, immediately, concurrently with the giving of notice to the Trustee, and without delaying the 30 days required for notice therein, appoint a successor Trustee pursuant to the terms of Section 10.9 hereof.

            Section 10.3. Certain Rights of the Trustee. Except as otherwise provided in Section 10.1 hereof:

            (a) the Trustee may in good faith rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Sponsor, the Certificate Insurer or the Owners of any Class of Certificates mentioned herein shall be sufficiently evidenced in writing;

            (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

            (d) the Trustee may consult with counsel, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Owners pursuant to this Agreement, unless such Owners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any


                                       105

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      resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it hereunder; and

            (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Agreement other than as to validity and sufficiency of its authentication of the Certificates.

            Section 10.4. Not Responsible for Recitals or Issuance of Certificates. The recitals contained herein and in the Certificates, except any such recitals relating to the Trustee, shall be taken as the statements of the Sponsor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates other than as to validity and sufficiency of its authentication of the Certificates.

            Section 10.5. May Hold Certificates. The Trustee or any agent of the Trust, in its individual or any other capacity, may become an Owner or pledgee of Certificates and may otherwise deal with the Trust with the same rights it would have if it were not Trustee or such agent.

            Section 10.6. Money Held in Trust. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Sponsor and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

            Section 10.7. No Lien for Fees. The Trustee shall have no lien on the Trust Estate for the payment of any fees and expenses.

            Section 10.8. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by the United States of America or any such State


                                       106

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having a rating or ratings acceptable to the Certificate Insurer and having (x)
long-term, unsecured debt rated at least A2 by Moody's (or such lower rating as may be acceptable to Moody's) and (y) a long-term deposit rating of at least A from Standard & Poor's (or such lower rating as may be acceptable to Standard & Poor's). If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall, upon the request of the Sponsor with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld) or of the Certificate Insurer, resign immediately in the manner and with the effect hereinafter specified in this Article X.

            Section 10.9. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor trustee under Section 10.10 hereof.

            (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice of resignation to the Sponsor and by mailing notice of resignation by first-class mail, postage prepaid, to the Certificate Insurer and the Owners at their addresses appearing on the Register. A copy of such notice shall be sent by the resigning Trustee to Moody's and Standard & Poor's. Upon receiving notice of resignation, the Sponsor, with the consent of the Certificate Insurer, shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Sponsor, one copy of which instrument shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Owner may, on behalf of itself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

            (c) If at any time the Trustee shall cease to be eligible under
Section 10.8 hereof and shall fail to resign after written request therefor by the Sponsor or by the Certificate Insurer, the Certificate Insurer or the Sponsor with the written consent of the Certificate Insurer may remove the Trustee and appoint a successor trustee by written


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

instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Sponsor, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            (d) The Owners of a majority of the Percentage Interests represented by each Class of the Class A Certificates, with the consent of the Certificate Insurer, or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interests represented by any Class of Class B Certificates then Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee to be removed, to the successor trustee so appointed, to the Sponsor and to the Certificate Insurer, copies of the record of the act taken by the Owners, as provided for in Section 11.3 hereof.

            (e) If the Trustee fails to perform its duties in accordance with the terms of this Agreement or becomes ineligible to serve as Trustee, the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, signed by the Certificate Insurer duly authorized, one complete set of which instruments shall be delivered to the Sponsor, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed.

            (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Sponsor shall promptly appoint a successor Trustee reasonably acceptable to the Certificate Insurer. If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by act of the Owners of a majority of the Percentage Interests represented by each Class of the Class A Certificates then Outstanding, with the consent of the Certificate Insurer, or, if there are no Class A Certificates then Outstanding, by majority of the Percentage Interest of the Residual Certificates delivered to the Sponsor and the retiring Trustee, the successor Trustee so appointed shall forthwith upon its acceptance of such appointment become the successor Trustee and supersede the successor Trustee appointed by the Sponsor. If no successor Trustee shall have been so appointed by the Sponsor or the Owners and shall have accepted appointment in the manner hereinafter provided, any Owner may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

            (g) The Sponsor shall give notice of any removal of the Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Certificate Insurer and to the Owners as their names and addresses appear in the Register.


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

Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

            Section 10.10. Acceptance of Appointment by Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Sponsor on behalf of the Trust, to the Certificate Insurer, and to its predecessor Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Trustee hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Sponsor or the successor Trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such Trustee so ceasing to act hereunder. Upon request of any such successor Trustee, the Sponsor on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            Upon acceptance of appointment by a successor Trustee as provided in this Section, the Sponsor shall mail notice thereof by first-class mail, postage prepaid, to the Owners at their last addresses appearing upon the Register. The Sponsor shall send a copy of such notice to Moody's and Standard & Poor's. If the Sponsor fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Trust.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this
Article X.

            Section 10.11. Merger, Conversion, Consolidation or Succession to Business of the Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation or association shall be otherwise qualified and eligible under this Article X. In case any Certificates have been executed, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such execution and deliver the


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Certificates so executed with the same effect as if such successor Trustee had itself executed such Certificates.

            Section 10.12. Reporting; Withholding. The Trustee shall timely provide to the Owners the Internal Revenue Service's Form 1099 and any other statement required by applicable Treasury regulations, and shall withhold, as required by applicable law, federal, state or local taxes, if any, applicable to distributions to the Owners, including but not limited to backup withholding under Section 3406 of the Code and the withholding tax on distributions to foreign investors under Sections 1441 and 1442 of the Code.

            Section 10.13. Liability of the Trustee. The Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein. Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability on any Certificate or otherwise to any Account, the Sponsor, the Master Servicer or any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee or any such Person against any liability which would otherwise be imposed by reason of willful misconduct, negligent action, negligent failure to act or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Subject to the foregoing sentence, the Trustee shall not be liable for losses on investments of amounts in any Account (except for any losses on obligations on which the bank serving as Trustee is the obligor). In addition, the Sponsor and Master Servicer covenant and agree to indemnify the Trustee, and its officers, directors, employees and agents and its officers, directors, employees and agents from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including legal fees and expenses) other than those resulting from the willful misconduct, negligence, bad faith or reckless disregard of the Trustee. The Trustee and any director, officer, employee or agent of the Trustee may rely and shall be protected in acting or refraining from acting in good faith on any certificate, notice or other document of any kind prima facie properly executed and submitted by the Authorized Officer of any Person respecting any matters arising hereunder.

            Section 10.14. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or Property may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Certificate Insurer to act as co-Trustee or co-Trustees, jointly with the Trustee, of all or any part of the Trust


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Estate or separate Trustee or separate Trustees of any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Owners and the Certificate Insurer, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 10.14 and the consent of the Certificate Insurer, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case any event indicated in Section 8.22(a) shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment with the consent of the Certificate Insurer. No co-Trustee or separate Trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section
10.8 and no notice to Owner of the appointment of any co-Trustee or separate Trustee shall be required under Section 10.8.

            Every separate Trustee and co-Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

            (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

            (ii) No co-Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Trustee hereunder; and

            (iii) The Certificate Insurer acting alone may or the Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Section 10.14. Each separate Trustee and


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co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Certificate Insurer.

            Any separate Trustee or co-Trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

            The Trustee shall give to Moody's, the Sponsor and the Certificate Insurer notice of the appointment of any Co-Trustee or separate Trustee.

            Section 10.15. Trustee to Furnish Reports to the Securities and Exchange Commission. The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed (except that the Sponsor shall file or cause to be filed the Current Report on Form 8-K in connection with any computational materials and the initial 8-K with respect to issuance of the Certificates) under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Trustee, each of the Sponsor and the Master Servicer shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation within their control as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section 10.15.

                                   ARTICLE XI

                                  MISCELLANEOUS

            Section 11.1. Compliance Certificates and Opinions. Upon any application or request by the Sponsor, the Certificate Insurer or the Owners to the Trustee to take any action under any provision of this Agreement, the Sponsor, the Certificate Insurer or the Owners, as the case may be, shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of any documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

            Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

            (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

            (c) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            Section 11.2. Form of Documents Delivered to the Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate of an Authorized Officer of the Trustee may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the opinion is erroneous. Any such certificate of an Authorized Officer of the Trustee or any opinion of counsel may be based, insofar as it relates to factual matter upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Sponsor or of the Master Servicer, stating that the information with respect to such factual matters is in the possession of the Sponsor or of the Master Servicer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Trustee, stating that the information with respect to such matters is in the possession of the Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

            Section 11.3. Acts of Owners. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Owners in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Sponsor and/or the Certificate Insurer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) The ownership of Certificates shall be proved by the Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Owner of any Certificate shall bind the Owner of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.


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

            Section 11.4. Notices, etc., to Trustee. Any request, demand, authorization, direction, notice, consent, waiver or act of the Owners or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with the Trustee by any Owner, the Certificate Insurer or by the Sponsor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its corporate trust office as set forth in Section 2.2 hereof.

            Section 11.5. Notices and Reports to Owners; Waiver of Notices. Where this Agreement provides for notice to Owners of any event or the mailing of any report to Owners, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Owners is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Owner shall affect the sufficiency of such notice or report with respect to other Owners, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

            Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Owners shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Owners when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

            Where this Agreement provides for notice to any rating agency that rated any Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.

            Section 11.6. Rules by Trustee and Sponsor. The Trustee may make reasonable rules for any meeting of Owners. The Sponsor may make reasonable rules and set reasonable requirements for its functions.


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

            Section 11.7. Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

            Section 11.8. Severability. In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 11.9. Benefits of Agreement. Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Owners, the Certificate Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

            Section 11.10. Legal Holidays. In any case where the date of any Remittance Date, any Distribution Date, any other date on which any distribution to any Owner is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Remittance Date, such Distribution Date, or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

            Section 11.11. Governing Law. In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Certificate shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

            Section 11.12. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            Section 11.13. Usury. The amount of interest payable or paid on any Certificate under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Certificate exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Owner of such Certificate as a result of an error on the part of the Trustee acting on behalf of the Trust and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Certificate, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Trustee for the benefit of Owners of Certificates for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Certificates.

            Section 11.14. Amendment. (a) The Trustee, the Sponsor and the Master Servicer, may at any time and from time to time, with the prior written approval of the Certificate Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement, and the Trustee shall consent to such amendment, for the purpose of (i) curing any ambiguity, or correcting or supplementing any provision hereof which may be inconsistent with any other provision hereof, or to add provisions hereto which are not inconsistent with the provisions hereof, (ii) upon receipt of an opinion of counsel experienced in federal income tax matters to the effect that no entity-level tax will be imposed on the REMIC Trust or upon the transferor of a Class R Certificate as a result of the ownership of any Class R Certificate by a Disqualified Organization, removing the restriction on transfer set forth in
Section 5.8(b) hereof or (iii) complying with the requirements of the Code and the regulations proposed or promulgated thereunder; provided, however, that any such action shall not, as evidenced by an opinion of counsel delivered to the Trustee, materially and adversely affect the interests of any Owner (without its written consent).

            (b) The Trustee, the Sponsor and the Master Servicer may, at any time and from time to time, with the prior written approval of the Certificate Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement, and the Trustee shall consent to such amendment, for the purpose of changing the definition of "Specified Subordinated Amount" with respect to any Mortgage Loan Group; provided, however, that no such change shall affect the weighted average life of the related Class of Class A Certificates (assuming an appropriate prepayment speed as determined by the Underwriter) by more than five percent, as determined by the Underwriter.

            (c) This Agreement may also be amended by the Trustee, the Sponsor, and the Master Servicer at any time and from time to time, with the prior written approval of the Certificate Insurer and not less than a majority of the Percentage Interest represented by each affected Class of Certificates then Outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Owners hereunder; provided, however, that no such amendment shall (a) change in any manner the amount of, or change the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Certificate, (b) reduce the aforesaid percentages of Percentage Interests which are required to consent to any such amendments or (c) result in a down-rating or withdrawal of any ratings then assigned to the Class A Certificates, without the consent of the Owners of all Certificates of the Class or Classes affected then Outstanding.

            (d) Each proposed amendment to this Agreement shall be accompanied by an opinion of counsel nationally recognized in federal income tax matters addressed to the Trustee and to the Certificate Insurer to the effect that such amendment would not adversely affect the status of the REMIC Trust as a REMIC.

            (e) The Certificate Insurer, the Owners, Moody's and Standard & Poor's shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

            (f) The Master Servicer shall not consent to any amendment hereunder which adversely affects the rights or obligations of the Subservicer without the prior written consent of the Subservicer, which consent shall not be unreasonably withheld.

            Section 11.15. REMIC Status; Taxes. (a) The Tax Matters Person shall prepare and file or cause to be filed with the Internal Revenue Service Federal tax or information returns with respect to the REMIC Trust and the Certificates containing such information and at the times and in such manner as may be required by the Code or applicable Treasury regulations, and shall furnish to Owners such statements or information at the times and in such manner as may be required thereby. For this purpose, the Tax Matters Person may, but need not, rely on any proposed regulations of the United States Department of the Treasury. The Tax Matters Person shall indicate the election to treat the REMIC Trust as a REMIC (which election shall apply to the taxable period ending December 31, 1996 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee, as Tax Matters Person appointed pursuant to Section
11.17 hereof shall sign all tax information returns filed pursuant to this
Section 11.15. The Tax Matters Person shall provide information necessary for the computation of tax imposed on the transfer of a Class R Certificate to a Disqualified Organization, or an agent of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest. The Tax Matters Person shall provide the Trustee with copies of any Federal tax or information returns filed, or caused to be filed, by the Tax Matters Person with respect to the REMIC Trust or the Certificates.

            (b) The Tax Matters Person shall timely file all reports required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed with the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable to REMICs. Furthermore, the Tax Matters Person shall report to Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Tax Matters Person by the Sponsor with respect to such allocation of expenses. The Tax Matters Person shall collect any forms or reports from the Owners determined by the Sponsor to be required under applicable federal, state and local tax laws.

            (c) The Tax Matters Person shall provide to the Internal Revenue Service and to persons described in Section 860E(e)(3) and (6) of the Code the information described in Proposed Treasury Regulation Section 1.860D-1(b)(5)(ii), or any successor regulation thereto. Such information will be provided in the manner described in Proposed Treasury Regulation Section 1.860E(2)(a)(5), or any successor regulation thereto.

            (d) The Sponsor covenants and agrees that within ten Business Days after the Startup Day it shall provide to the Trustee any information necessary to enable the Trustee to meet its obligations under subsections (b) and (c) above.

            (e) The Trustee, the Sponsor and the Master Servicer each covenants and agrees for the benefit of the Owners and the Certificate Insurer (i) to take no action which would result in the termination of "REMIC" status for the REMIC Trust, (ii) not to engage in any "prohibited transaction", as such term is defined in Section 860F(a)(2) of the Code and (iii) not to engage in any other action which may result in the imposition on the REMIC Trust of any other taxes under the Code.

            (f) The REMIC Trust shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

            (g) Except as otherwise permitted by Section 7.6(b), no Eligible Investment shall be sold prior to its stated maturity (unless sold pursuant to a plan of liquidation in accordance with Article IX hereof).

            (h) Neither the Sponsor nor the Trustee shall enter into any arrangement by which the Trustee will receive a fee or other compensation for services rendered pursuant to this Agreement, which fee or other compensation is paid from the Trust Estate, other than as expressly contemplated by this Agreement.

            (i) Notwithstanding the foregoing clauses (g) and (h), the Trustee or the Sponsor may engage in any of the transactions prohibited by such clauses, provided that the Trustee shall have received the prior written consent of the Certificate Insurer and an opinion of counsel experienced in federal income tax matters to the effect that such transaction does not result in a tax imposed on the Trustee or cause a termination of REMIC status for the REMIC Trust; provided, however, that such transaction is otherwise permitted under this Agreement.

            Section 11.16. Additional Limitation on Action and Imposition of Tax. (a) Any provision of this Agreement to the contrary notwithstanding, the Trustee shall not, without having obtained an opinion of counsel experienced in federal income tax matters to the effect that such transaction does not result in a tax imposed on the Trust or cause a termination of REMIC status for the REMIC Trust, (i) sell any assets in the Trust Estate, (ii) accept any contribution of assets after the Startup Day or (iii) agree to any modification of this Agreement.

            (b) In the event that any tax is imposed on "prohibited transactions" of the REMIC Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" as defined in Section 860G(c) of the Code, on any contribution to the REMIC Trust after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax (other than any minimum tax imposed by Sections 23151(a) or 23153(a) of the California Revenue and Taxation
Code) is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement, or otherwise (iii) the Owners of the Residual Certificates in proportion to their Percentage Interests. To the extent such tax is chargeable against the Owners of the Residual Certificates, notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Owners of the Residual Certificates on any Distribution Date sufficient funds to reimburse the Trustee for the payment of such tax (to the extent that the Trustee has not been previously reimbursed or indemnified therefor).

            Section 11.17. Appointment of Tax Matters Person. The Owners of the Residual Certificates hereby appoint the Trustee as their agent to act as the Tax Matters Person for REMIC Trust for all purposes of the Code and such Tax Matters Person will perform, or cause to be performed, such duties and take, or cause to be taken, such actions as are required to be performed or taken by the Tax Matters Person under the Code.

            Section 11.18. RESERVED.

            Section 11.19. [RESERVED].

            Section 11.20. Notices. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

      The Trustee:                  Bankers Trust Company
                                        of California, N.A.
                                    3 Park Plaza
                                    Irvine, CA 92714
                                    Attention: Accredited Home
                                               Lenders, Inc.1996-1
                                    Tel:  (714) 253-7575
                                    Fax:  (714) 253-7577

      The Sponsor:                  Accredited Home Lenders, Inc.
                                    15030 Avenue of Science
                                    Suite 100
                                    San Diego, CA 92128
                                    Attention: President and
                                               Executive Vice
                                               President
                                    Tel:  (619) 676-2100
                                    Fax:  (619) 676-2170

      The Master
       Servicer:                    Accredited Home Lenders, Inc.
                                    15030 Avenue of Science
                                    Suite 100
                                    San Diego, CA 92128
                                    Attention: President and
                                               Executive Vice
                                               President
                                    Tel:  (619) 676-2100
                                    Fax:  (619) 676-2170

      The Certificate
      Insurer        :              Financial Security Assurance Inc.
                                    350 Park Avenue
                                    New York, New York  10022
                                    Attention:    Senior Vice President,
                                                  Surveillance Department
                                    Tel:  (212)
                                    Fax:  (212) 688-3101 or
                                          (212) 755-5165,
                                    or such other address or telecopy number as may hereafter be furnished to the Trustee and the Master Servicer in writing by the Certificate Insurer. In each case in which a notice or other communication to the Certificate Insurer refers to an Event of Default or a claim under the Certificate
                                    Insurance Policy or with respect to which failure on the part of the Certificate
                                    Insurer to respond shall be deemed to
                                    constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial
                                    Guaranty Group and shall be marked to
                                    indicate "URGENT MATERIAL ENCLOSED."

      Moody's:                      Moody's Investors Service
                                    99 Church Street
                                    New York, New York  10007
                                    Attention:    The Home Equity
                                                  Monitoring
                                                  Department

      Standard & Poor's:            Standard & Poor's Corporation
                                    26 Broadway
                                    15th Floor
                                    New York, New York 10004
                                    Attention: Surveillance Dept.

      Underwriter:                  Lehman Brothers Inc.
                                    Three World Financial Center
                                    New York, New York  10285
                                    Attention:
                                    Tel:  (212)
                                    Fax:  (212)

                                   ARTICLE XII

                CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

            Section 12.1. Rights of the Certificate Insurer to
                          Exercise Rights of the Owners of the
                          Class A Certificates.

            By accepting its Certificate, each Owner of a Class A Certificate agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the following rights without any consent of the Owners of Class A
Certificates:

            (a) the right to direct foreclosures upon Mortgage Loans upon failure of the Master Servicer to do so;

            (b) the right to require the Sponsor to repurchase or substitute for Mortgage Loans pursuant to Section 3.4;

            (c) the right to give notices of breach or to terminate the rights and obligations of the Master Servicer as Servicer pursuant to Section 8.22;

            (d) the right to direct the actions of the Trustee during the continuance of an Event of Default pursuant to Sections 8.22;

            (e) the right to consent to or direct any waivers of Event of Defaults pursuant to Section 8.22;

            (f) the right to direct the Trustee to exercise the trusts powers vested in it by this Agreement; and

            (g) the right to remove the Trustee pursuant to Section 10.2 hereof.

            In addition, each Owner of a Class A Certificate agrees that, unless a Certificate Insurer Default exists, the rights specifically set forth above may be exercised by the Owners of Class A Certificates only with the prior written consent of the Certificate Insurer.

            Upon the occurrence of, and during the continuance of, any Certificate Insurer Default, all rights and remedies of the Certificate Insurer hereunder, including, without limitation, the right to consent or not to consent to certain actions hereunder, shall vest in the Owners, and may be exercised by a majority of the Owners of each Class of the Class A Certificates.

            Section 12.2. Trustee to Act Solely with Consent of
                          the Certificate Insurer.

            Unless a Certificate Insurer Default exists, the Trustee shall not:

            (i)   agree to any amendment to this Agreement; or

            (ii) undertake any litigation pursuant to or in connection with this Agreement; or

            (iii) terminate or assume any Subservicing Agreement pursuant to this Agreement;

without the prior written consent of the Certificate Insurer which consent shall not be unreasonably withheld; provided, however, if a Certificate Insurer Default occurs hereunder, the Trustee shall act hereunder without Certificate Insurer consent.

            Section 12.3. Trust Fund and Accounts Held for
                          Benefit of the Certificate Insurer.

            The Trustee shall hold the Trust Estate and the Mortgage Files for the benefit of the Owners and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Owners of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates.

            The Master Servicer hereby acknowledges and agrees that it shall service and administer the Mortgage Loans and any REO Properties, and shall maintain the Collection Account, for the benefit of the Owners and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Owners shall be deemed to include the Certificate Insurer. Unless a Certificate Insurer Default exists, the Master Servicer shall not terminate any Subservicing Agreements without cause without the prior consent of the Certificate Insurer. Unless a Certificate Insurer Default exists, the Master Servicer shall not undertake any litigation pursuant to or in connection with this Agreement (other than foreclosure actions and litigation to enforce its rights hereunder) without the prior consent of the Certificate Insurer.

            Section 12.4. Claims Upon the Policy; Policy
                          Payments Account.

            (a) The Trustee shall establish a separate special purpose trust account for the benefit of Owners of the Class A Certificates and the Certificate Insurer referred to herein as the "Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Certificate Insurance Policy in the Policy Payments Account and distribute such amount only for purposes of payment to Owners of Class A Certificates of the Insured Payments for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust. Amounts paid under the Certificate Insurance Policy shall be transferred to the related Class A Distribution Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Owners of Class A Certificates in accordance with
Section 7.5. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payments with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Class A Certificates to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (b) below in the Register and in the statement to be furnished to Owners of the Certificates pursuant to Section 7.8. Funds held in the Policy Payments Account shall not be invested by the Trustee.

            On any Distribution Date with respect to which a claim has been made under the Certificate Insurance Policy, the amount of any funds received by the Trustee as a result of any claim under the Certificate Insurance Policy, to the extent required to pay the Insured Distribution Amount on such Remittance Date shall be withdrawn from the Policy Payments Account and deposited in the Distribution Account and applied by the Trustee, together with the other funds to be withdrawn from the related Class A Distribution Account pursuant to this Agreement, directly to the payment in full of the Insured Distribution Amount due on the Class A Certificates. Funds received by the Trustee as a result of any claim under the Certificate Insurance Policy shall be deposited by the Trustee in the Policy Payments Account and used solely for payment to the Owners of the Class A Certificates and may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Any funds remaining in the Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

            (b) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Certificate from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

            (c) The Trustee shall promptly notify the Certificate Insurer and Fiscal Agent of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Owner of a Class A Certificate, by its purchase of Class A Certificates, the Master Servicer and the Trustee hereby agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Master Servicer, the Trustee and each Owner of a Class A Certificate in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

            Section 12.5. Effects of Payments by the Certificate
                          Insurer.

            To the extent that the Certificate Insurer makes Insured Payments it will be entitled to receive the related Reimbursement Amounts, pursuant to
Section 7.5(c) hereof.

            The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Owners as otherwise set forth herein.

            Section 12.6. Notices to the Certificate Insurer.

            All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to any of the Owners shall also be sent to the Certificate Insurer.

            Section 12.7. Third-Party Beneficiary.

            The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

            IN WITNESS WHEREOF, the Sponsor, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                              ACCREDITED HOME LENDERS, INC.
                                as Sponsor


                              By:/s/ Ray W. McKewon
                                 -------------------------------------
                                 Name:  Ray W. McKewon
                                 Title: Executive Vice President


                              ACCREDITED HOME LENDERS, INC.
                               as Master Servicer


                              By:/s/ Ray W. McKewon
                                 -------------------------------------
                                 Name:  Ray W. McKewon
                                 Title: Executive Vice President


                              BANKERS TRUST COMPANY,
                                as Trustee


                              By:/s/ Holly Holland
                                 -------------------------------------
                                 Name:  Holly Holland
                                 Title: Vice President


                        [Pooling and Servicing Agreement]

STATE OF CALIFORNIA  )
                     :  ss.:
COUNTY OF __________ )


            On the 27th day of September, 1996, before me personally came Ray W. McKewon, to me known, who, being by me duly sworn, did depose and say that his office address is Accredited Home Lenders, Inc. 15030 Avenue of Science, Suite 100, San Diego, California 92128; that he is the Executive Vice President of each of Accredited Home Lenders, Inc. which are described in and which executed the above instrument; and that he signed his name thereto by order of the respective Board of Directors of said corporations.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


[NOTARIAL SEAL]

                                     ______________________________________
                                                 Notary Public

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


            On the 27th day of September, 1996, before me personally came Holly Holland, to me known, who, being by me duly sworn did depose and say that her office is located at Four Albany Street, New York, New York 10006; that she is Vice President of Bankers Trust Company, the New York banking corporation described in and that executed the above instrument as Trustee; and that she signed her name thereto under authority granted by the Board of Directors of said New York banking corporation.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


[NOTARIAL SEAL]


                                     ______________________________________
                                                 Notary Public

                                                                      SCHEDULE I
                                                     SCHEDULES OF MORTGAGE LOANS

                                                                     EXHIBIT A-1

                         FORM OF CLASS A-1 CERTIFICATES


                      ACCREDITED MORTGAGE LOAN TRUST 1996-1
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATE
                             CLASS A-1 CERTIFICATES
                          (____% Class A-1 Certificate)

                 Representing Certain Interests Relating to a Pool of Mortgage Loans in Group I formed by Accredited Home Lenders, Inc., as Sponsor, and Serviced by

            ACCREDITED HOME LENDERS, INC., as Master Servicer

            Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to Sponsor or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Accredited Home Lenders, Inc., Advanta Mortgage Corp. USA, the Trustee or any of their respective subsidiaries and affiliates. This certificate represents a fractional ownership interest in Group I described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans in Group I held by the Trust, (ii) moneys held in such Accounts and (iii) pursuant to the Certificate Insurance Policy.)

No:  A-1                          September 27, 1996
                                  -------------------     ---------------
                                         Date                 CUSIP

          $14,073,000               October 25, 2027
   -------------------------        -----------------
   Original Principal Amount        Final Scheduled
                                    Distribution Date

                               CEDE & CO.
                    ---------------------------------
                            Registered Owner


                                      A-1-1

            The registered Owner named above is the registered Owner of a fractional interest in (i) a pool consisting of fixed-rate mortgage loans (the "Mortgage Loans") assigned to a particular mortgage loan group ("Group I") which has been formed by Accredited Home Lenders, Inc. ("Accredited" or the "Sponsor"), a California corporation and sold by the Sponsor to Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee") on behalf of Accredited Mortgage Loan Trust 1996-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement") by and among the Sponsor, the Trustee and Accredited, as Master Servicer (the "Master Servicer"), (ii) such amounts, including Eligible Investments and the proceeds of payments under the Certificate Insurance Policy, as from time to time may be held in the related Accounts (except as otherwise provided in the Pooling and Servicing Agreement), each created pursuant to the Pooling and Servicing Agreement, (iii) any Property relating to the Mortgage Loans in Group I, the ownership of which has been effected as a result of foreclosure or acceptance by the Master Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) any Insurance Policies relating to the Mortgage Loans in Group I and any rights of the Sponsor in any Insurance Policies relating to the Mortgage Loans in Group I and (v) Net Liquidation Proceeds relating to the Mortgage Loans in Group I and (vi) the Certificate Insurance Policy. Such Mortgage Loans in Group I and other amounts and property enumerated above are hereinafter referred to as "Group I."

            The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-1 Certificates on September 27, 1996 (the "Startup Day"), which aggregate amount as of September 27, 1996 was $14,073,000. The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class A- 1 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to October 25, 1996 (the first Distribution Date) will be less than the Original Principal Amount set forth above.

            Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.


                                      A-1-2

            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

            THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

            NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

            This Certificate is one of a Class of duly-authorized Certificates designated as Accredited Mortgage Loan Trust 1996-1, Mortgage Loan Asset-Backed Certificates, Class A-1 Certificates (the "Class A-1 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are (i) the Class BI-S Certificates, together with the Class A-1 Certificates, referred to as the "Group I Certificates", (ii) the Class A-2 Certificates and the Class BII-S Certificates, together referred to as the "Group II Certificates and (iii) Class RS Certificates; all such Certificates are collectively referred to herein as the "Certificates."

            Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

            On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 1996, the Owners of the Class A-1 Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (the "Record Date") will be entitled to receive the Class A-1 Distribution Amount relating to such Distribution Date. Distributions will be made in immediately available funds to such Owners, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.


                                      A-1-3

            Each Owner of record of a Class A-1 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts distributed on such Distribution Date to the Owners of the Class A-1 Certificates. The Percentage Interest of each Class A-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-1 Certificate by $14,073,000.

            Pursuant to the Certificate Insurance Policy, the Certificate Insurer is required, to the extent of any insufficiency in Total Available Funds for Group I, to make Insured Payments available to the Trustee necessary to distribute the full amount of the Insured Distribution Amount for Group I on each Distribution Date.

            Upon receipt of amounts under the Certificate Insurance Policy on behalf of the Owners of the Class A-1 Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing Agreement to the Owners of the Class A-1 Certificates any portion thereof to which such Owners may be entitled.

            The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

            The Mortgage Loans will be serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Master Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

            This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Accredited Home Lenders, Inc., any subservicer, the Trustee or any of their respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans in Group I and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more


                                      A-1-4
specifically set forth hereinabove and in the Pooling and Servicing Agreement.

            No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

            Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of this Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of this such distribution, and such right shall not be impaired without the consent of such Owner.

            The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust or (ii) at any time when a Qualified Liquidation of the Trust is effected pursuant to the Pooling and Servicing Agreement.

            The Pooling and Servicing Agreement additionally provides that (i) the Owners of a majority percentage interest of the Class R Certificates or the Certificate Insurer may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust, and thereby effect early retirement of the Class A Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the sum of the original aggregate Loan Balance of the Mortgage Loans in the Trust Estate as of the Cut-Off Date and (ii) under certain circumstances relating to the qualification of the Trust as a REMIC under the Code the Mortgage Loans may be sold, thereby affecting the early retirement of the Class A-1 Certificates.

            The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.


                                      A-1-5

            The Owners of a majority of the Percentage Interests represented by the Class A-1 Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right, with the consent of the Certificate Insurer, to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust.

            As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

            The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

            The Class A-1 Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000 (except for one odd Certificate). As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

            The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                      A-1-6

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                    BANKERS TRUST COMPANY,
                                    as Trustee



                                    By:_________________________
                                      Name:
                                      Title:



Trustee Authentication

BANKERS TRUST COMPANY,
  as Trustee


By:______________________
   Name:
   Title:


                                      A-1-7

                                                                     EXHIBIT A-2

                         FORM OF CLASS A-2 CERTIFICATES

                      ACCREDITED MORTGAGE LOAN TRUST 1996-1
                              CLASS A-2 CERTIFICATE
                                   AND RELATED
                 RIGHT TO RECEIVE SUPPLEMENTAL INTEREST PAYMENTS

               Comprised of (i) a certificate representing Certain
          Interests Relating to a Pool of Mortgage Loans in Group II,
            and (ii) the uncertificated right to receive Supplemental
              Interest Payments. The Mortgage Loans are serviced by

      ACCREDITED HOME LENDERS, INC., as Master Servicer

            Unless this certificate and security document (this "Certificate") is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to Sponsor or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Accredited Home Lenders, Inc., Advanta Mortgage Corp. USA, the Trustee or any of their respective subsidiaries and affiliates. This Certificate is comprised of
(A) a certificate (the "Class A-2 Certificate") representing (i) a fractional ownership interest in Group II described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans in Group II held by the Trust and (ii) moneys received pursuant to the Certificate Insurance Policy and (B) the uncertificated right to receive Supplemental Interest Payments.)

No.:  A-2                                September 27, 1996
                                         ------------------            ---------
                                                 Date                    CUSIP

$78,048,000                  October 25, 2027
-------------------------    -----------------
Original Principal Amount    Final Scheduled
                             Distribution Date

                                   CEDE & CO.
                            --------------------------
                                Registered Owner

                                      A-2-1

            The registered Owner named above is the registered Owner of a fractional interest in (A) (i) a pool of variable-rate mortgage loans (the "Mortgage Loans") assigned to a particular mortgage loan group ("Group II") which has been formed by Accredited Home Lenders, Inc. ("Accredited" or the "Sponsor"), a California corporation and sold by the Sponsor to Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee") on behalf of Accredited Mortgage Loan Trust 1996-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement") by and among the Sponsor, the Trustee and Accredited, as Master Servicer (the "Master Servicer"), (ii) such amounts, including Eligible Investments and the proceeds of payments under the Certificate Insurance Policy, as from time to time may be held in the related Accounts (except as otherwise provided in the Pooling and Servicing Agreement), each created pursuant to the Pooling and Servicing Agreement, (iii) any Property relating to the Mortgage Loans in Group II, the ownership of which has been effected as a result of foreclosure or acceptance by the Master Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) any Insurance Policies relating to the Mortgage Loans in Group II and any rights of the Sponsor in any Insurance Policies relating to the Mortgage Loans in Group II and
(v) Net Liquidation Proceeds relating to the Mortgage Loans in Group II and (vi) the Certificate Insurance Policy and (B) the right to receive Supplemental Interest Payments. The Mortgage Loans in Group II and other amounts and property enumerated in (A) above are hereinafter referred to as "Group II."

            The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Class A-2 Certificate and (ii) the aggregate original principal amount of the Class A-2 Certificates on September 27, 1996 (the "Startup Day"), which aggregate amount as of September 27, 1996 was $78,048,000. The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class A-2 Certificates. Therefore, the actual outstanding principal amount of this Class A-2 Certificate, on any date subsequent to October 25, 1996 (the first Distribution
Date) will be less than the Original Principal Amount set forth above.

            Upon receiving the final distribution hereon, the Owner hereof is required to send this Class A-2 Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Class A-2 Certificate shall be


                                      A-2-2
deemed cancelled for all purposes under the Pooling and Servicing Agreement.

            THIS CERTIFICATE IS COMPRISED OF (X) THE CLASS A-2 CERTIFICATE REPRESENTING AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE AND (Y) THE UNCERTIFIED RIGHT TO RECEIVE SUPPLEMENTAL INTEREST PAYMENTS.

            THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

            NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

            This Class A-2 Certificate is one of a Class of duly-authorized Certificates designated as Accredited Home Lenders, Inc. Loan Trust 1996-1, Mortgage Loan Asset-Backed Certificates, Class A-2 Variable Rate Certificates and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Class A-2 Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are (i) the Class BII-S Certificates, together, with the Class A-2 Certificates, referred to as the "Group II Certificates"), (ii) the Class A-1 Certificates, together with the Class BI-S Certificates, together referred to as the "Group I Certificates" and (iii) the Class RS Certificates; all such Certificates are collectively referred to herein as the "1996- 1 Trust Certificates."

            Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

            On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date") commencing October 25, 1996, the Owners of the Class A-2 Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (the "Record Date") will be entitled to receive the Class A-2 Distribution Amount relating to such Distribution Date, and will be entitled to any payments due under the related right to receive Supplemental Interest Payments. Distributions will be made in immediately available


                                      A-2-3
funds to such Owners, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

            Each Owner of record of a Class A-2 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts distributed on such Distribution Date to the Owners of the Class A-2 Certificates, together with such Owner's Supplemental Interest Payments. The Percentage Interest of each Class A-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-2 Certificate by $78,048,000.

            Pursuant to the Certificate Insurance Policy, the Certificate Insurer is required, to the extent of any insufficiency in Total Available Funds for Group I, to make Insured Payments available to the Trustee necessary to distribute the full amount of the Insured Distribution Amount for Group I on each Distribution Date.

            Upon receipt of amounts under the Certificate Insurance Policy on behalf of the Owners of the Class A-2 Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing Agreement to the Owners of the Class A-2 Certificates any portion thereof to which such Owners may be entitled.

            The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

            The Mortgage Loans will be serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Master Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

            This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Accredited Home Lenders, Inc., any subservicer, the Trustee or any of their respective subsidiaries and affiliates and are not insured or


                                      A-2-4
guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Class A-2 Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans in Group II and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

            No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

            Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of this Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to this Certificate or to institute suit for the enforcement of this such distribution, and such right shall not be impaired without the consent of such Owner.

            The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust or (ii) at any time when a Qualified Liquidation of the Trust is effected pursuant to the Pooling and Servicing Agreement.

            The Pooling and Servicing Agreement additionally provides that (i) the Owners of a majority percentage interest of the Class R Certificates or the Certificate Insurer may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust, and thereby effect early retirement of the Class A Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the sum of the original aggregate Loan Balance of the Mortgage Loans in the Trust Estate as of the Cut-Off Date and (ii) under certain circumstances relating to the qualification of the Trust as a


                                      A-2-5

REMIC under the Code the Mortgage Loans may be sold, thereby affecting the early retirement of the Class A-2 Certificates.

            The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

            The Owners of a majority of the Percentage Interests represented by the Class A-2 Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right, with the consent of the Certificate Insurer, to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust.

            As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

            The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

            The Class A-2 Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000 (except for one odd Class A-2 Certificate). As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 of authorized denominations evidencing the same aggregate principal amount.

            The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                      A-2-6

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                    BANKERS TRUST COMPANY,
                                    as Trustee



                                    By:_________________________
                                      Name:
                                      Title:



Trustee Authentication

BANKERS TRUST COMPANY,
  as Trustee


By:______________________
   Name:
   Title:


                                      A-2-7

                                                                     EXHIBIT B-1

                         FORM OF CLASS BI-S CERTIFICATE

            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A GRANTOR TRUST WHICH HOLDS AMONG OTHER THINGS CERTAIN "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

            NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

            THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            TRANSFER OF THIS CLASS BI-S CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

                  SUPPLEMENTAL INTEREST PAYMENT ACCOUNT
                               RELATING TO
                  ACCREDITED MORTGAGE LOAN TRUST 1996-1
                               CLASS BI-S

            This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by Accredited Home Lenders, the Trustee, any Subservicer or any Originator or any of their respective subsidiaries and affiliates. This Certificate represents a fractional ownership interest in certain excess moneys of the Supplemental Interest Payment Account described herein.

No:  BI-S                                 Date:  September 27, 1996

Percentage Interest: ____%

                                Final Scheduled Distribution Date:
                                                  October 25, 2027
                                                  ----------------

                    __________________________________
                            Registered Owner


                                      B-1-1

            The registered Owner named above is the registered Owner of a fractional interest in certain excess moneys of the Group I Supplemental Interest Payment Account pursuant to that certain Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement") by and among Bankers Trust Company, as the Trustee (the "Trustee") and Accredited Home Lenders, Inc., as Master Servicer (the "Master Servicer") and as Sponsor (the "Sponsor").

            This Certificate is one of a Class of duly authorized Certificates designated as Accredited Mortgage Loan Trust 1996-1, Class BI-S Certificates (the "Class BI-S Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.

            Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

            On the 25th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date"), commencing October 25, 1996, to the persons in whose names the Class BI-S Certificates are registered at the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class BI-S Certificates such Owner's Percentage Interest multiplied by any amounts then available to be distributed to the Owners of the Class BI-S Certificates. As provided in Section 6.1 of the Pooling and Servicing Agreement, distributions will be made in immediately available funds, by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

            Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

            The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state


                                      B-1-2
or local law by any person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

            The Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Subservicing Agreements with certain institutions eligible for appointments as Subservicers for the servicing and administration of the Mortgage Loans. No appointment of any Subservicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

            This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Accredited Home Lenders, Inc., the Trustee, any Subservicer or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

            No Owner shall have the right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

            Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

            The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

            As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form required by the Pooling and Servicing Agreement duly executed


                                      B-1-3
by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest in the Trust Estate will be issued to the designated transferee or transferees.

            The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

            The Class BI-S Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class BI-S Certificates are exchangeable for new Class BI-S Certificates evidencing the same Percentage Interest as the Class BI-S Certificates exchanged.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                      B-1-4

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                    BANKERS TRUST COMPANY,
                                          as Trustee,


                                    By:______________________
                                      Name:
                                      Title:

Trustee's Authentication

BANKERS TRUST COMPANY,
   as Trustee


By:___________________________________
    Name:
    Title:


                                      B-1-5

                                                                     EXHIBIT B-2

                         FORM OF CLASS BII-S CERTIFICATE

            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A GRANTOR TRUST WHICH HOLDS AMONG OTHER THINGS CERTAIN "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

            NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

            THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            TRANSFER OF THIS CLASS BI-S CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

                  SUPPLEMENTAL INTEREST PAYMENT ACCOUNT
                               RELATING TO
                  ACCREDITED MORTGAGE LOAN TRUST 1996-1
                               CLASS BII-S

            This Certificate does not represent an interest in, or an obligation of, nor are the underlying mortgage loans insured or guaranteed by, Accredited Home Lenders, Inc., the Trustee, any Subservicer, any Originator or any of their respective subsidiaries and affiliates. This Certificate represents a fractional ownership interest in certain excess moneys of the Supplemental Interest Payment Account described herein.

No:  BII-S                                Date:  October 27, 1996

Percentage Interest: ____%

                                  Final Scheduled Distribution Date:
                                                   October 25, 2027
                                                   -----------------

                    _______________________________
                            Registered Owner


                                      B-2-1

            The registered Owner named above is the registered Owner of a fractional interest in certain excess moneys of the Group II Supplemental Interest Payment Account pursuant to that certain Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement") by and among the Bankers Trust Company, as the Trustee (the "Trustee") and Accredited Home Lenders, Inc., as Master Servicer (the "Master Servicer") and the Sponsor.

            This Certificate is one of a Class of duly authorized Certificates designated as Accredited Mortgage Loan Trust 1996-1, Class BII-S Certificates (the Class BII-S Certificates") and issued under and subject to the terms, provisions, and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.

            Terms capitalized herein and to otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

            On the 25th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date"), commencing October 25, 1996, to the persons in whose names the Class BII-S Certificates are registered at the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class BII-S Certificates such Owner's Percentage Interest multiplied by any amounts then available to be distributed to the Owners of the Class BII-S Certificates. As provided in Section 6.1 of the Pooling and Servicing Agreement, distributions will be made in immediately available funds, by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

            Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

            The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance


                                      B-2-2
with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

            The Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Subservicing Agreements with certain institutions eligible for appointments as Subservicers for the servicing and administration of the Mortgage Loans. No appointment of any Subservicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

            This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Accredited Home Lenders, Inc., the Trustee, any Subservicer or any of their respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

            No Owner shall have the right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

            Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

            The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

            As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by,


                                      B-2-3
or accompanied by a written instrument of transfer in the form required by he Pooling and Servicing Agreement duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest in the Trust Estate will be issued to the designated transferee or transferees.

            The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

            The Class BII-S Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class BII-S Certificates are exchangeable for new Class BII-S Certificates evidencing the same Percentage Interest as the Class BII-S Certificates exchanged.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                      B-2-4

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                    BANKERS TRUST COMPANY,
                                          as Trustee,



                                    By:______________________
                                      Name:
                                      Title:

Trustee's Authentication

BANKERS TRUST COMPANY,
  as Trustee



By:___________________________________
    Name:
    Title:


                                      B-2-5

                                                                     EXHIBIT B-3

                             FORM OF RS CERTIFICATE

            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A GRANTOR TRUST WHICH HOLDS AMONG OTHER THINGS THE ONLY "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G and 860d OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

            THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            TRANSFER OF THIS CLASS RS CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CLASS RS CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860(e)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING THEREOF SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS RS CERTIFICATE WILL BE REGISTERED BY THE TRUSTEE UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS RS CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

            A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THRU ENTITY THAT HOLDS THIS CLASS RS CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THRU ENTITY BY SUCH


                                      B-3-1

DISQUALIFIED ORGANIZATION AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THRU" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER 1T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

            NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  SUPPLEMENTAL INTEREST PAYMENT ACCOUNT
                               RELATING TO
                  ACCREDITED MORTGAGE LOAN TRUST 1996-1
                                CLASS RS

            This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Accredited Home Lenders, Inc., or any of their subsidiaries and affiliates.

No:  RS                             Date:  September 27, 1996


Percentage Interest: ____%                           October 25, 2027
                                                   ------------------
                                                Final Scheduled
                                                Distribution Date

________________________________________________________________________________
                            Registered Owner

            This Certificate is one of a Class of duly authorized Certificates designated as Accredited Mortgage Loan Trust 1996-1, Class RS Certificates (the "Class RS Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement") by and among the Sponsor, the Trustee and Accredited Home Lenders, Inc., as Master Servicer (the "Master Servicer") and as Sponsor (the "Sponsor"), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.

            Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


                                      B-3-2

            The Owners of the Class RS Certificates, by virtue of their ownership, shall be deemed to be the Owners of the Class R Certificates issued under the Pooling and Servicing Agreement and held by the Supplemental Interest Trust.

            The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

            As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form required by the Pooling and Servicing Agreement duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Estate will be issued to the designated transferee or transferees.

            The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

            The Class RS Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class RS Certificates are exchangeable for new Class RS Certificates evidencing the same Percentage Interest as the Class RS Certificates exchanged.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                      B-3-3

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed, pursuant to the provisions of the Pooling and Servicing Agreement.

                                    BANKERS TRUST COMPANY,
                                       as Trustee



                                    By:___________________________
                                       Name:
                                       Title:


Trustee's Authentication

BANKERS TRUST COMPANY,
  as Trustee


By:___________________
   Name:
   Title:


                                      B-3-4

                                                                       EXHIBIT C

                     FORM OF CONTENTS OF MORTGAGE LOAN FILE

            (a) the original Note and any riders thereto or, if any original Note has been lost or destroyed, a lost Note affidavit with respect thereto, endorsed by the originator (or most recent payee) thereof "Pay to the order of ___________________________, without recourse";

            (b) the originals of all intervening assignments of Mortgage, showing a complete chain of assignment from origination to assignment to the last endorsee, with evidence of recording thereon (to be included in the Mortgage File when available in accordance with the customary procedures of the relevant jurisdiction relating to items in the process of being recorded and until any such original has been returned from the recording office a copy thereof, certified by either an Authorized Officer of the Sponsor, a title company or an escrow company) and an assignment of Mortgage from the last endorsee in blank, in recordable form;

            (c) the originals of all guarantees executed in connection with such Mortgage Loan, if any;

            (d) all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon (to be included in the Mortgage File when available in accordance with the customary procedures of the relevant jurisdiction relating to items in the process of being recorded and until any such original has been returned from the recording office, a copy thereof, certified by either an Authorized Officer of the Sponsor, a title company or an escrow company), if any;

            (e) either (i) the original Mortgage with evidence of recording thereon (to be included in the Mortgage File when available in accordance with the customary procedures of the relevant jurisdiction relating to items in the process of being recorded and until any such original has been returned from the recording office, a copy thereof, certified by either an Authorized Officer of the Sponsor, a title company or an escrow company), or (ii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or has been retained by the public recording office; and

            (f) the original lender's title insurance policy issued on the date of origination of the Mortgage Loan; provided, however, that pending the issuance of the final title policy, the Sponsor shall deliver the preliminary title report, title commitment or title binder to insure same.

                                                                       EXHIBIT D

                      FORM OF CERTIFICATE RE: PREPAID LOANS

            I, ____________, [officer] of Accredited Home Lenders, Inc., a __________ corporation, as sponsor (the "Sponsor"), hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement dated as of September 1, 1996 among the Sponsor, master servicer and Bankers Trust Company, a New York banking corporation, as trustee) and the date hereof the following schedule of "Mortgage Loans" (each as defined in the Pooling and Servicing Agreement) has been prepaid in full.


Dated:


                                    By:___________________________
                                       Name:______________________
                                       Title:_____________________

                                                                       EXHIBIT E

                   FORM OF TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT

            Bankers Trust Company, a New York banking corporation in its capacity as trustee (the "Trustee") under that certain Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement") by and among Accredited Home Lenders, Inc., as sponsor (the "Sponsor"), and as master servicer, and the Trustee, hereby acknowledges receipt of the items delivered to it by the Sponsor with respect to the Mortgage Loans pursuant to the Pooling and Servicing Agreement.

            The Schedules of Mortgage Loans are attached to this Receipt.

            The Trustee hereby additionally acknowledges that it shall review such items as required by Section 3.6(a) of the Pooling and Servicing Agreement and shall otherwise comply with Section 3.6(b) of the Pooling and Servicing Agreement as required thereby.

                                    BANKERS TRUST COMPANY,
                                    as Trustee

                                    By:________________________
                                       Name:___________________
                                       Title:__________________


Dated: _________________________

                                                                       EXHIBIT F

                              FORM OF CERTIFICATION

            WHEREAS, the undersigned is an Authorized Officer of Bankers Trust Company, a New York banking corporation, acting in its capacity as trustee (the "Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Trustee, pursuant to that certain Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement") by and among Accredited Home Lenders, Inc., as sponsor (the "Sponsor"), and as Master Servicer, and the Trustee; and

            WHEREAS, the Trustee is required, pursuant to Section 3.6(a) of the Pooling and Servicing Agreement, to review the Mortgage Files relating to the Pool within a specified period following the Startup Day and to notify the Sponsor promptly of any defects with respect to the Pool, and the Sponsor is required to remedy such defects or take certain other action, all as set forth in Section 3.6(b) of the Pooling and Servicing Agreement; and

            WHEREAS, Section 3.6(a) of the Pooling and Servicing Agreement requires the Trustee to deliver this Certification upon the satisfaction of certain conditions set forth therein.

            NOW, THEREFORE, it has determined that (i) all documents required to be delivered to it pursuant to paragraphs (a), (b), (e) and (f), and to the extent provided in the Mortgage Files, (c) and (d) are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth in items 1, 2, 3, 5, 6, 7, 9, 10 and 11 of the definition of Schedules of Mortgage Loan respecting such Mortgage Loan accurately reflects the information on the Schedules of Mortgage Loan; and
(iv) each Note has been endorsed as provided.

            The Trustee makes no representations or warranties as to and shall not be responsible to verify (i) the validity, legality, enforceability, recordability, sufficiency, value, due authorization or genuineness of any document in the Mortgage File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any of the Mortgage Loans.

                                    BANKERS TRUST COMPANY


                                    By:__________________________

                                                                       EXHIBIT G

                             FORM OF DELIVERY ORDER


                                               ___________________, 1996


Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Corporate Trust Dept./Accredited 1996-1

Ladies and Gentlemen:

            Pursuant to Article IV of the Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Pooling and Servicing Agreement") by and among Accredited Home Lenders, Inc., as sponsor (the "Sponsor"), and as master servicer, and Bankers Trust Company, a New York banking corporation as trustee, the Sponsor HEREBY CERTIFIES that all conditions precedent to the issuance of Accredited Mortgage Loan Trust 1996-1, Mortgage Loan Asset-Backed Certificates, Class A, Class BI-S, BII-S and Class RS (the "Certificates"), HAVE BEEN SATISFIED and HEREBY REQUESTS YOU TO AUTHENTICATE AND DELIVER said Certificates, and to RELEASE said Certificates to the Owners thereof, or otherwise upon their order.

                                    Very truly yours,

                                    ACCREDITED HOME LENDERS, INC.


                                    By:________________________
                                      Name:____________________
                                     Title:____________________

                                                                       EXHIBIT H

                FORM OF CLASS RS TAX MATTERS TRANSFER CERTIFICATE

                                    AFFIDAVIT PURSUANT TO SECTION
                                    860E(e) OF THE INTERNAL REVENUE
                                    CODE OF 1986, AS AMENDED


STATE OF                       )
                               )  ss:
COUNTY OF                      )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], on behalf of which he makes this affidavit.

            2. That (i) the Investor is not a "disqualified organization" and will not be a "disqualified organization" as of [date of transfer] (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income); (ii) it is not acquiring the Class RS Certificates for the account of disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by the Trustee (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class RS Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer any such Class RS Certificate unless
(a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

            IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this __ day of __________, ____.

                                    [NAME OF INVESTOR]


                                    By:___________________________
                                       [Name of Officer]
                                       [Title of Officer]


[Corporate Seal]

Attest:



___________________________
[Assistant] Secretary


            Personally appeared before me the above-named [Name of Officer], known or proved to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

            Subscribed and sworn before me this ____ day of _________, ____.



___________________________
NOTARY PUBLIC

COUNTY OF ________________

STATE OF _________________

            My commission expires the ____ day of _______________, ____.

                                                                       EXHIBIT I


                         FORM OF MONTHLY REPORT

                      Accredited Home Lenders, Inc.
                 Mortgage Loan Asset-Backed Certificates
                              Series 1996-1

                           Statement to Owners


                         PRIOR                                 CURRENT
           ORIGINAL    PRINCIPAL                              PRINCIPAL
  CLASS   FACE VALUE    BALANCE  INTEREST  PRINCIPAL   TOTAL   BALANCE
--------- -----------  --------- --------- --------- -------- ----------

A-1
A-2

------------------------------------------------------------------------
TOTALS
------------------------------------------------------------------------

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE         PASS-THROUGH RATES


                         PRIOR                                 CURRENT
           ORIGINAL    PRINCIPAL                              PRINCIPAL
  CLASS   FACE VALUE    BALANCE  INTEREST  PRINCIPAL   TOTAL   BALANCE
--------- -----------  --------- --------- --------- -------- ----------

A-1
A-2

------------------------------------------------------------------------
TOTALS
------------------------------------------------------------------------




SPONSOR:  Accredited Home Lenders, Inc.         ACCOUNT
MASTER SERVICER:  Accredited Home Lenders, Inc. MANAGER:  ___________________

LEAD UNDERWRITER:  Lehman Brothers Inc.

RECORD DATE:
DISTRIBUTION DATE:
FACTOR INFORMATION:

                      Accredited Home Lenders, Inc.
                 Mortgage Loan Asset-Backed Certificates
                              Series 1996-1

                           Statement to Owners

AS TO EACH MORTGAGE LOAN GROUP

DISTRIBUTION DATE:

DELINQUENCY ADVANCES MADE:

ACCRUED MASTER SERVICING FEE FOR THE CURRENT PERIOD:

PLUS ADDITIONAL SERVICING FEES:

LESS PERMITTED REDUCTIONS TO MASTER SERVICING FEES:

TOTAL MASTER SERVICING FEES DUE MASTER SERVICER (INCLUDING MASTER SERVICING
FEE):

COLLECTED MASTER SERVICING FEES FOR CURRENT PERIOD:



--------------------------------------------------------------------------------

             Total Delinquency (Excluding Foreclosure &      Loans in
              REO, Including delinquent bankruptcies        Foreclosure
            -------------------------------------------      (Including
             30-59     60-89     90 +      Total            bankruptcies
              Days     Days      Days    Delinquency         in F/C)
            -------- --------- --------  ----------        -------------
UPS-$
%-$

Loans-#
%-#
--------------------------------------------------------------------------------


BOOK VALUE OF REO PROPERTY:

NUMBER OF LOANS AS OF THE CURRENT DISTRIBUTION DATE:

NUMBER OF LOANS AS OF THE NEXT DISTRIBUTION DATE:

WEIGHTED AVERAGE COUPON AS OF THE CURRENT DISTRIBUTION DATE:

WEIGHTED AVERAGE COUPON AS OF THE NEXT DISTRIBUTION DATE:

SUBSTITUTION AMOUNTS:

LOAN PURCHASE PRICES


                   Bankruptcy
                  Proceedings
                 --------------

                    Loans-#          UPB-$
Status
   Current
   Delinquent*
   Foreclosure*

Total


                 Modified Loans
                 --------------

                    Loans-#          UPB-$
Status
   Current
   Delinquent*
   Foreclosure*

Total

*  included in delinquency and foreclosure statistics above



CURTAILMENTS INCLUDED IN CURRENT DISTRIBUTION:

PREPAYMENTS IN FULL INCLUDED IN CURRENT DISTRIBUTION:

RECOVERIES OF PRINCIPAL INCLUDED IN CURRENT DISTRIBUTION:

CARRY-FORWARD AMOUNT:

AMOUNT OF SUBORDINATION INCREASE OR DECREASE WITH
RESPECT TO A MORTGAGE LOAN GROUP:

AMOUNT OF ANY INSURED PAYMENT DISTRIBUTED TO THE OWNERS:

INFORMATION PURSUANT TO
SECTION 6049(d)(7)(C):

AMOUNT PAID TO CERTIFICATE INSURER FOR PREMIUM OR REIMBURSEMENT:

BALANCE OF LARGEST LOAN:

                                 TRUST ACTIVITY

                          DISTRIBUTION ACCOUNT DEPOSIT


AS TO EACH MORTGAGE LOAN GROUP:

INSURED PAYMENTS:

PROCEEDS OF LIQUIDATION OF TRUST ESTATE:

AMOUNT ON DEPOSIT IN THE CERTIFICATE ACCOUNT:

LOAN PURCHASE PRICE AMOUNTS:

SUBSTITUTION AMOUNT:

INVESTMENT EARNINGS:  ON CERT. ACCT.

MONTHLY REMITTANCE FOR EACH CLASS:

AMOUNT OF TOTAL MONTHLY EXCESS CASH FLOW ALLOCABLE TO A GROUP USED TO COVER SHORTFALLS WITH RESPECT TO ANOTHER GROUP:

AMOUNT REMAINING IN DISTRIBUTION ACCOUNT:

PREMIUM AMOUNT:

                                                                       EXHIBIT J

                     FORM OF MASTER SERVICER'S TRUST RECEIPT

To:  Bankers Trust Company
     Four Albany Street
     New York, New York 10006

      Attn:  Corporate Trust Dept./Accredited 1996-1

                                      Date:


            In connection with the administration of the mortgage loans held by you as Trustee under a certain Pooling and Servicing Agreement dated as of September 1, 1996 and by and among Accredited Home Lenders, Inc., as Sponsor and as Master Servicer, and you, as Trustee (the "Agreement"), the Master Servicer hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below:

Mortgagor's Name:

Loan No.:

Reason for requesting file:

_______ 1.        Mortgage Loan paid in full.

                        (The Master Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Distribution Account (whichever is applicable) pursuant to the
                        Agreement.)

_______ 2.        Mortgage Loan repurchased pursuant to Section
                  3.3, 3.4, 3.6(b) or 8.11 of the Agreement.

                        (The Master Servicer hereby certifies that the Loan Purchase Price has been or will be paid to the Distribution Account pursuant to the Agreement.)

_______ 3.        Mortgage Loan substituted.

                        (The Master Servicer hereby certifies that a Qualified Replacement Mortgage has been or will be assigned and delivered to you along with the related Mortgage File pursuant to the Agreement.)

_______ 4.        The Mortgage Loan is being foreclosed.


_______ 5.        Other.  (Describe)

      The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Agreement and will be returned to you, except if the Mortgage Loan has been paid in full, or repurchased or substituted for by a Qualified Replacement Mortgage (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

      Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                              ACCREDITED HOME LENDERS, INC.



                              By__________________________
                                Name:_____________________
                                Title:____________________

                                                                       EXHIBIT K

                            FORM OF INVESTMENT LETTER

             Description of Rule 144A Securities, including numbers:

               Accredited Mortgage Loan Asset-Backed Certificates
                        Series 1996-1, Class ___, No. ___

    The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

      1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of
Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

      2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Master Servicer pursuant to Section 5.8 of the Pooling and Servicing Agreement as follows:

            a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

            b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

            c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Master Servicer.

            d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

            e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

      4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

      IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


________________________________          _________________________________
     Print Name of Transferor                    Print Name of Buyer

By:_____________________________          By:______________________________
Name:                                     Name:
Title:                                    Title:

Taxpayer Identification:                  Taxpayer Identification:

No._____________________________          No.______________________________

Date:___________________________          Date:____________________________

                                                            ANNEX 1 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

      1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

      2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_______________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

_____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

_____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

_____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over

-------
1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

            any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

_____       Broker-dealer.  The Buyer is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934.

_____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

_____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

_____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

_____ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

_____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

      5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

_____   _____    Will the Buyer be
                 purchasing the Rule
                 144A
Yes  No  Securities only for the Buyer's own account?

      6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

      7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the

Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                               ____________________________________
                               Print Name of Buyer


                               By:_________________________________
                                      Name:
                                     Title:

                               Date:_______________________________

                                                            ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

      1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

      2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

_____ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

_____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

      5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

      6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        ____________________________________
                                        Print Name of Buyer


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                        IF AN ADVISER:

                                        ____________________________________
                                        Print Name of Buyer


                                        ____________________________________
                                        Date:


                                        2